_______________________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

_______________________________

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CYREN LTD.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

10 Ha-Menofim St., 5th Floor Herzliya, Israel 4672561
NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

June 25, 2019

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Cyren Ltd., a company formed under the laws of the State of Israel, will be held on July 30, 2019 at 11:00 a.m. Eastern Time, at the offices of our subsidiary, Cyren Inc., located at 1430 Spring Hill Road, Suite 330, McLean, VA 22102, for the following purposes:

1.      to elect eight directors, as described in the accompanying proxy statement, to serve until the next annual meeting of shareholders or until their successors are elected;

2.      to elect two External Directors to each serve for a three-year term;

3.      to approve the compensation to our Chairman of the Board;

4.      to approve amendments to the terms of compensation to our non-executive directors;

5.      to approve an increase in the number of Ordinary Shares reserved for issuance under our 2016 Equity Incentive Plan and respective Israeli Appendix;

6.      to approve an increase in the number of Ordinary Shares reserved for issuance under our 2016 Non-Employee Director Equity Incentive Plan and respective Israeli Appendix;

7.      to approve an increase in the number of our authorized Ordinary Shares and authorized share capital, and to amend our Articles of Association to reflect such increase;

8.      to ratify and approve the re-appointment of Kost, Forer, Gabbay & Kasierer (a member firm of Ernst & Young Global) as our independent public accountants for the year ending December 31, 2019 and for the year commencing January 1, 2020 and until the next annual meeting of shareholders and to authorize our Board of Directors and Audit Committee to determine its fees;

9.      to approve, on an advisory basis, the compensation of our named executive officers;

10.    to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

11.    to review and discuss our consolidated financial statements for the fiscal year ended December 31, 2018; and

12.    to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Only holders of our Ordinary Shares at the close of business on June 24, 2019 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The vote required to approve the resolutions to be presented is set forth in each proposal brought for shareholders’ approval in the accompanying proxy statement.

Whether or not you expect to be present at the meeting, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. Shareholders who execute a proxy may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

FOR THE BOARD OF DIRECTORS

/s/ LIOR SAMUELSON
LIOR SAMUELSON
Chairman of the Board

This proxy statement, including the form of proxy and our 2018 Annual Report are first being mailed to shareholders on or about June 25, 2019.

TABLE OF CONTENTS
Page
PROXY STATEMENT	1
Questions and Answers about Voting at the Annual Meeting and Related Matters	1
PROPOSAL ONE – ELECTION OF DIRECTORS	6
PROPOSAL TWO – ELECTION OF EXTERNAL DIRECTORS	10
Corporate Governance	12
PROPOSAL THREE – APPROVAL OF NON-EXECUTIVE CHAIRMAN COMPENSATION	22
PROPOSAL FOUR – APPROVAL OF AMENDMENTS TO NON-EXECUTIVE DIRECTOR COMPENSATION	24
PROPOSAL FIVE – INCREASE IN THE NUMBER OF ORDINARY SHARES UNDER OUR 2016 EQUITY INCENTIVE PLAN	26
PROPOSAL SIX – INCREASE IN THE NUMBER OF ORDINARY SHARES UNDER OUR 2016 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN	31
Equity Compensation Plan Information	35
PROPOSAL SEVEN – INCREASE IN THE NUMBER OF AUTHORIZED ORDINARY SHARES AND AUTHORIZED SHARE CAPITAL AND AN AMENDMENT TO OUR ARTICLES OF ASSOCIATION TO REFLECT SUCH INCREASE	36
INFORMATION CONCERNING EXECUTIVE OFFICERS	38
EXECUTIVE COMPENSATION	40
PROPOSAL EIGHT – APPOINTMENT AND COMPENSATION OF OUR INDEPENDENT PUBLIC ACCOUNTANTS	47
Audit Committee Report	48
PROPOSAL NINE – ADVISORY VOTE ON EXECUTIVE COMPENSATION	49
PROPOSAL TEN – ADVISORY VOTE ON FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION	50
SECURITY OWNERSHIP	51
OTHER MATTERS	54
Shareholder Proposals for the 2019 Annual Meeting	54
Shareholder Proposals for the 2020 Annual Meeting	54
Expenses Relating to this Proxy Solicitation	54
Communication with our Board	54
Statements of the Company for the Year Ended December 31, 2018	54
Available Information	54
Householding	55
APPENDIX A – 2016 EQUITY INCENTIVE PLAN, AS PROPOSED TO BE AMENDED AND RESTATED	A-1
APPENDIX B – 2016 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN, AS PROPOSED TO BE AMENDED AND RESTATED	B-1
APPENDIX C – ARTICLES OF ASSOCIATION, AS PROPOSED TO BE AMENDED AND RESTATED, FOR INCREASE IN AUTHORIZED ORDINARY SHARES	C-1
Cyren Ltd. | 2019 Annual Meeting Proxy Statement i

10 Ha-Menofim St., 5th Floor Herzliya, Israel 4672561
PROXY STATEMENT

Proxy Statement for Annual Meeting of Shareholders

You are receiving this proxy statement and the enclosed proxy card because you own ordinary shares, par value ILS 0.15 per share (the “Ordinary Shares”) of Cyren Ltd. (referred to herein as “the Company,” “Cyren,” “we,” “us,” or “our”), that entitle you to vote at our Annual Meeting of Shareholders (the “Annual Meeting”). Our Board of Directors (the “Board”) is soliciting proxies from shareholders who wish to vote at the Annual Meeting. By use of a proxy, you can vote even if you do not attend the Annual Meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 30, 2019

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available online at www.proxyvote.com.

Date, Time and Place of the Annual Meeting

We will hold the Annual Meeting on July 30, 2019, at 11:00 a.m. Eastern Time at the offices of our subsidiary Cyren Inc., located at 1430 Spring Hill Road, Suite 330, McLean, VA 22102.

Questions and Answers about Voting at the Annual Meeting and Related Matters

Q:     Who may vote at the Annual Meeting?

A:     You may vote all of the Ordinary Shares that you owned at the close of business on June 24, 2019 (the “Record Date”). On the Record Date, there were 54,501,307 Ordinary Shares outstanding and entitled to be voted at the Annual Meeting. You may cast one vote for each Ordinary Share held by you on all matters presented at the meeting for shareholders’ approval.

Q:     What constitutes a quorum, and why is a quorum required?

A:     Pursuant to our Amended and Restated Articles of Association (“Articles of Association”), the presence, in person or by proxy, of at least two shareholders holding Ordinary Shares conferring in the aggregate at least one third (1/3) of the outstanding voting power of the Company is necessary to constitute a legal quorum at the Annual Meeting. If a quorum is not present within half an hour from the time scheduled for the Annual Meeting, the Annual Meeting will be adjourned to the same day in the next week (at the same time and place), or to a day, time and place as the Board may determine in a notice to the shareholders. If a quorum is not present within half an hour from the time scheduled for the adjourned Annual Meeting, any two shareholders who attend the adjourned Annual Meeting in person or by proxy will constitute a quorum.

Q:     What is the difference between a shareholder of record and a beneficial owner?

A:     If your Ordinary Shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those Ordinary Shares. If your Ordinary Shares are held by a brokerage firm, bank, trustee or other agent (“nominee”), you are considered the “beneficial owner” of Ordinary Shares held in street name. The proxy statement, the Notice of Annual Meeting, the accompanying proxy and the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Annual Report”) have been forwarded to you by your nominee who is considered, with respect to those Ordinary Shares, the shareholder of record. As the beneficial owner, you have the right to direct your nominee on how to vote your Ordinary Shares by following their instructions for voting by telephone or on the Internet.

If you hold Ordinary Shares through a nominee, it is critical that you instruct the nominee how to vote your Ordinary Shares, if you want your Ordinary Shares to be voted.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 1

Proxy Statement

Q:     How do I vote?

A:     If you are a shareholder of record, you may vote:

•        via Internet;

•        by telephone;

•        by mail; or

•        in person at the meeting.

Detailed instructions for Internet and telephone voting are set forth on your proxy. You may submit your vote by 11:00 a.m. Eastern Time, on July 29, 2019, which is 24 hours prior to the Annual Meeting. Your telephone or Internet delivery authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed and returned your proxy via the mail. To vote your proxy by mail, indicate your voting choices, sign and date your proxy and return it in the postage-paid envelope provided.

If you hold Ordinary Shares through a broker, bank or other nominee, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the meeting, please bring with you evidence of your ownership as of the Record Date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement).

Q:     What am I voting on?

A:     At the Annual Meeting you will be asked to vote on the following ten proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal		Board Recommendation
1.	To elect eight directors, as described in this proxy statement, to serve until the next annual meeting of shareholders or until their successors are elected.	FOR each director nominee
2.	To elect two External Directors to each serve for a three-year term.	FOR each External Director nominee
3.	To approve the compensation to our Chairman of the Board.	FOR
4.	To approve amendments to the terms of compensation to our non-executive directors.	FOR
5.	To approve an increase in the number of Ordinary Shares reserved for issuance under our 2016 Equity Incentive Plan, or the Employee Plan, and respective Israeli Appendix.	FOR
6.

To approve an increase in the number of Ordinary Shares reserved for issuance under our 2016 Non-Employee Director Equity Incentive Plan, or the Non-Employee Director Plan, and respective Israeli Appendix.

FOR
7.	To approve an increase in the number of our authorized Ordinary Shares and authorized share capital, and to amend our Articles of Association to reflect such increase.	FOR
8.

To ratify and approve the re-appointment of Kost, Forer, Gabbay & Kasierer (a member firm of Ernst & Young Global) as our independent public accountants for the year ending December 31, 2019 and for the year commencing January 1, 2020 and until the next annual meeting of shareholders and to authorize our Board and Audit Committee to determine its fees.

FOR
9.	To approve, on an advisory basis, the compensation of our named executive officers, which we refer to as “Say on Pay.”	FOR
10.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers, which we refer to as “Say on Frequency.”	FOR the option of every one year
Cyren Ltd. | 2019 Annual Meeting Proxy Statement 2

Proxy Statement

In addition, we will review and discuss our consolidated financial statements for the fiscal year ended December 31, 2018. We will also consider other business that properly comes before the Annual Meeting in accordance with Israeli law and our Articles of Association.

Q:     What happens if additional matters are presented at the Annual Meeting?

A:     Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Eric Spindel and J. Michael Myshrall, will have the discretion to vote your Ordinary Shares on any additional matters properly presented for a vote at the Annual Meeting in accordance with Israeli law and our Articles of Association.

Q:     What if I abstain on a proposal?

A:     If you sign and return your proxy marked “abstain” on any proposal, your Ordinary Shares will not be voted on that proposal. However, your Ordinary Shares will be counted for purposes of determining whether a quorum is present.

Q:     What is the effect of the advisory votes on proposal 9 and proposal 10?

A:     Proposals 9 and 10 are advisory votes. This means that while we ask shareholders to approve resolutions regarding Say on Pay and Say on Frequency, these are not actions that require shareholder approval. If a majority of votes are cast “FOR” the Say on Pay proposal, we will consider the proposal to be approved. Abstentions are not counted as votes “FOR” or “AGAINST” this proposal. For the Say on Frequency proposal, we will consider that the shareholders have recommended whichever option (one, two or three years) that receives the greatest number of votes cast. Although the vote on these proposals are non-binding, our Board and its Compensation Committee will review the results of the vote and take them into account in making determinations concerning executive compensation and the frequency of such advisory votes.

Q:     What if I sign and return my proxy without making any selections?

A:     If you sign and return your proxy without making any selections, your Ordinary Shares will be voted “FOR” proposals 1 through 9 and for the “one year” option in proposal 10. If other matters properly come before the Annual Meeting, Eric Spindel and J. Michael Myshrall will have the authority to vote on those matters for you at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this proxy statement.

Q:     What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:     If you are a beneficial shareholder and your Ordinary Shares are held in the name of a nominee, the nominee is bound by the rules of the New York Stock Exchange regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Nominees have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. Only Proposal 8, ratification and approval of the re-appointment of our independent public accountants, is considered a routine matter. As a result, your nominee may not exercise discretion and vote your Ordinary Shares for or against any of the other proposals described in this proxy statement. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted.

Q:     Can I change my vote or revoke my proxy after I have delivered my proxy?

A:     Yes, you may change your vote or revoke your proxy prior to the Annual Meeting. If you are a shareholder of record, you may change your vote by delivering to our Corporate Secretary, at the address set forth under “Available Information”, a written notice of revocation or a duly executed proxy bearing a later date (but not less than 24 hours before the Annual Meeting) or by attending the Annual Meeting and voting in

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 3

Proxy Statement

person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a vote. If you are a beneficial owner, you must contact your nominee to change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote in person at the meeting.

Q:     Who can attend the Annual Meeting?

A:     Only shareholders and our invited guests are invited to attend the Annual Meeting. To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Ordinary Shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the Ordinary Shares as of the Record Date, a letter from the broker confirming such ownership, and a form of personal identification.

Q:     If I plan to attend the Annual Meeting, should I still vote by proxy?

A:     Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting.

If you vote in advance and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the Annual Meeting for shareholders of record.

Beneficial shareholders who wish to vote in person must request a legal proxy from the broker or other nominee and bring that legal proxy to the Annual Meeting.

Q:     How many votes are required for approval of each of the proposals?

A:     Each of the proposals requires the affirmative vote of a simple majority of our Ordinary Shares voted in person or by proxy at the Annual Meeting, except for proposal 10 for which we will consider that the shareholders have recommended whichever option (one, two or three years) receives the greatest number of votes cast. Under Israeli law, each of proposals 2, 3 and 4 requires, in addition to the simple majority vote described above, that either: (i) the shares voting in favor of the proposal include at least a majority of the shareholders who are not controlling shareholders of the Company or do not have a personal interest with respect to such proposal voting on the matter (excluding the vote of abstaining shareholders); or (ii) the total shareholdings of the shareholders who are not controlling shareholders of the Company and do not have a personal interest who vote against the proposal do not represent more than 2% of the voting rights in our Company. We refer to this threshold in this proxy statement as a “special majority.”

The term “controlling shareholder” means a shareholder having the ability to direct the activities of a company, other than by virtue of being an office holder (as defined under the Companies Law, which includes directors, the CEO, other executive officers and any other managers directly subordinate to the CEO). Under Israeli law, a shareholder is presumed to be a controlling shareholder if the shareholder holds 25% or more of the voting rights in a company or has the right to appoint the majority of the directors of the company or its general manager. WP XII Investments BV, an entity controlled by funds affiliated with Warburg Pincus LLC (“Warburg”) is a controlling shareholder of the Company.

Under the Israeli Companies Law, 1999 and the regulations promulgated thereunder (the “Companies Law”), a “personal interest” of a shareholder in an act or transaction of a company (i) includes a personal benefit, gain or other interest of (a) the shareholder, (b) any relative of the shareholder; (c) a company with respect to which the shareholder (or any such relative) serves as a director or the chief executive officer, owns at least 5.0% of the shares or voting rights or has the right to appoint a director or the chief executive officer; and (d) a person acting as a proxy for the shareholder (even if the shareholder himself does not have a personal interest), and (ii) excludes an interest arising solely from the ownership of shares. The term “relative” means a spouse, sibling, parent, grandparent and child, and child, sibling or parent of a spouse or the spouse of any of the foregoing.

The Companies Law requires that each shareholder voting on proposals 2, 3 and 4 indicate whether or not the shareholder is a controlling shareholder or has a personal interest in the approval of the proposal. The enclosed proxy card includes a box you can mark to confirm that you are not a “controlling shareholder” or do not have a personal interest in the matter. If you do not mark this box, your vote will not be counted.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 4

Proxy Statement

Q:     Where can I find voting results of the Annual Meeting?

A:     We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Annual Meeting.

Q.     Where can I find additional copies of this proxy statement?

A:     Copies of this proxy statement are available on our website at www.cyren.com, under the Investor Relations tab (click on the “Investor Relations” link), at www.proxyvote.com and on the SEC website, www.sec.gov.

Q:     Who should I call with other questions?

A:     If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement, please contact: J. Michael Myshrall, Chief Financial Officer, 1430 Spring Hill Road Suite 330 McLean, VA 22102 Fax: 703-760-3321.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 5

PROPOSAL ONE — ELECTION OF DIRECTORS

Background

Pursuant to the Companies Law and our Articles of Association, directors (other than External Directors) are elected by shareholders at the annual meeting of the shareholders and hold office until the next annual meeting following the annual meeting at which such director is elected and until a successor is elected, or until the director is removed. Directors may be removed and other directors may be elected in their place or to fill vacancies in the Board at any time by the holders of a majority of the voting power at a general meeting of the shareholders. Until a vacancy is filled by the shareholders, the Board may appoint new directors temporarily to fill vacancies on the Board.

Our Articles of Association authorize our shareholders to determine, from time to time, the number of directors. Accordingly, our shareholders last fixed the maximum number of directors at ten. Our Board currently consists of ten directors, four of whom are affiliated with Warburg, who we refer to as our Warburg Directors, and two of whom are External Directors.

Warburg Directors

Four of our current directors, Cary Davis, Brian Chang, Lauren Zletz and Rajveer Kushwaha, were nominated for service by Warburg and their appointment was approved at our 2018 annual meeting of shareholders.

For as long as Warburg and its affiliates beneficially own at least 10% of our issued and outstanding share capital, Warburg will have the right to nominate directors for service on our Board equal to the maximum size of the Board permitted by our Articles of Association multiplied by the number of Ordinary Shares then beneficially owned by Warburg and its affiliates divided by the aggregate number of issued and outstanding Ordinary Shares, rounded down to the nearest whole number. Each Warburg Director nominee must fulfill the following appointment requirements, similar to all other director nominees:

•        provide to us such information as required to be provided under any applicable law by all directors of a company organized under the laws of Israel and listed on The Nasdaq Stock Market LLC (“Nasdaq”);

•        provide to us such additional information reasonably required by us to be provided by all directors for the purpose of a person’s nomination as our director;

•        have not been involved in any of the events enumerated in Item 401(f) of Regulation S-K (as in effect on the date of appointment) under the Securities Act of 1933 (to the extent material to his or her ability or integrity to serve as a director) during the time frame contemplated therein, except, to the extent not prohibited by any applicable law, as may be approved by the Board; and

•        not be subject to any order or judgment by a governmental authority or any other applicable law prohibiting service as a director of any public company organized under the laws of Israel or listed on Nasdaq.

Pursuant to the foregoing, Warburg has nominated each of Cary Davis, Brian Chang, Lauren Zletz and Rajveer Kushwaha for election at the Annual Meeting to serve as Warburg Directors and the Board has confirmed, based on information provided by the Warburg Directors, that each of them meets the above appointment requirements.

External Directors

The ten directors currently in office include John Becker and David Earhart, who are our External Directors in accordance with the Companies Law. Mr. Earhart was re-elected for a three-year term of office commencing August 1, 2016 and until July 31, 2019 at our 2015 annual meeting of shareholders and Mr. Becker was elected for a three-year term of office commencing April 1, 2017 and until March 31, 2020 at our 2016 annual meeting of shareholders. Our shareholders will be asked under proposal 2 below to re-elect Mr. Earhart for a term commencing on August 1, 2019 and until July 31, 2022 and to re-elect Mr. Becker for a term commencing on April 1, 2020 and until March 31, 2023.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 6

Proposal One — Election of Directors

Director Nominees

In accordance with the Companies Law and without derogating from the appointment requirements listed above, each of the nominees has certified to us that he or she meets all the requirements of the Companies Law for election as a director of a public company, possesses the necessary qualifications and has sufficient time in order to fulfill his or her duties as our director, taking into account our size and special needs.

Shareholders are being asked to re-elect the eight directors listed below. If all of our nominees are elected under this proposal 1, and Mr. Earhart and Mr. Becker are re-elected under proposal 2 below, following the Annual Meeting there will be ten members of the Board in office, and Lior Samuelson will continue to serve as the Chairman of the Board.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees listed below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The following sets forth certain information with respect to each director and nominee (excluding the External Directors — see proposal 2 below) for election to the Board. The biographies of each of the nominees and directors contain information regarding the individual’s service as a director, business experience, and the qualifications, attributes or skills that led to the conclusion that the individual should serve as our director.

Name	Age	Position with Cyren	Director Since
Lior Samuelson	70	Chairman of the Board	August 2010
Hila Karah	50	Director	March 2008
Todd Thomson	58	Lead Director	November 2011
James Hamilton	55	Director	February 2012
Cary Davis*	52	Director	November 2017
Brian Chang*	37	Director	November 2017
Lauren Zletz*	32	Director	May 2018
Rajveer Kushwaha*	52	Director	August 2018

____________

*        Warburg Director

Lior Samuelson served as Chief Executive Officer of Cyren from December 2013 to May 2019. During his extensive career, Mr. Samuelson has served as chairman, CEO and board member of companies in technology, telecommunications, financial services and management consulting, such as Deltathree (Nasdaq: DDDC), PricewaterhouseCoopers Securities and The Barents Group. Mr. Samuelson was previously a managing partner with KPMG and a senior manager at Booz Allen Hamilton. Mr. Samuelson holds both a B.A. and a M.A. in economics from Virginia Tech. We believe Mr. Samuelson is qualified to serve on our Board because of his longstanding service with us and his extensive experience serving on company boards and in senior leadership positions.

Hila Karah is an experienced board director and, since 2013, serves as an independent business consultant to private and public companies on strategy, operations, financing, regulatory and corporate governance. From November 2017 to September 2018, Ms. Karah was the executive chairperson of FloraFotonica Ltd., an Israeli Agro Tech startup. From 2006 until 2013, Ms. Karah was the chief investment officer of Eurotrust Ltd., a family office, where she focused primarily on investments in life science, internet and high-tech companies. Prior to joining Eurotrust, Ms. Karah served as a senior analyst at Perceptive Life Sciences Ltd., a New York-based hedge fund. Prior to her position at Perceptive, Ms. Karah was a research analyst at Oracle Partners Ltd., a health care-focused hedge fund based in Connecticut. Ms. Karah has served on the board of Intec Pharma Ltd. a specialty pharma company (Nasdaq: NTEC) since 2009 and the board of Dario Health Corp. (Nasdaq: DRIO) since 2014. She also serves on the board of several private companies. Ms. Karah has a BA in molecular and cell biology from the University of California, Berkeley, and has studied at the UCSB — UCSF Joint Medical Program. We believe Ms. Karah is qualified to serve on our Board because of her longstanding service with us, her investment career in high-tech companies and experience serving on public company boards.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 7

Proposal One — Election of Directors

Todd Thomson has held the position of Lead Director since December 2015. Mr. Thomson has been the chairman of Dynasty Financial Partners since November 2010 and is also the founder and CEO of Headwaters Capital since April 2007. He served in top management positions at Citigroup, including CFO of the Company and CEO of the Global Wealth Management division. Prior to joining Citigroup, Todd Thomson held senior executive positions at GE Capital, Barents Group and Bain & Co. He was also a board member of Cordia Bancorp (Nasdaq: BVA) from 2010 to 2016 and of Bank of Virginia as well as chairman of the Wharton Leadership Advisory Board. Todd Thomson received his M.B.A, with Distinction, from the Wharton School of Business and his bachelor’s degree in economics from Davidson College. We believe Mr. Thomson is qualified to serve on our Board because of his longstanding service with us, his extensive experience serving on company boards and his extensive finance background.

James Hamilton has been Chief Executive Officer of Vitaltech Holdings since August 2018 and Chairman of Wedge Networks, a security solution company, since August 2015. Mr. Hamilton is also the president of Valletta Capital, LLC since 2014. Mr. Hamilton has more than 25 years of leadership experience in senior executive roles across many highly successful high-tech companies. He brings proven success at building and leading high-potential, high growth companies from startup to IPO and often through acquisition. Mr. Hamilton was the CEO of Tipping Point, the renowned market leader in Intrusion Prevention Systems (IPS). Mr. Hamilton was also president of Click Security, and president of Efficient Networks, which also achieved a highly successful IPO and was later acquired by Siemens. He has also held various senior sales roles with multiple companies; most recently as SVP of worldwide sales and field operations at Cyan, Inc from March 2013 through August 2015. Mr. Hamilton is active in multiple venture capital, corporate, and charitable boards. We believe Mr. Hamilton is qualified to serve on our Board because of his longstanding service with us and his extensive leadership experience in senior executive roles across many highly successful high-tech companies.

Cary Davis is a Managing Director at Warburg Pincus, which he joined in 1994, and focuses on investments in the software and financial technology sectors. He also serves on the boards of several private companies. Prior to joining Warburg Pincus, he was Executive Assistant to Michael Dell at Dell Computer and a consultant at McKinsey & Company. Mr. Davis received a B.A. in economics from Yale University and an M.B.A. from Harvard Business School. We believe Mr. Davis is qualified to serve on our Board because of his investment career in high-tech companies and experience serving on company boards.

Brian Chang is a Managing Director at Warburg Pincus, which he joined in 2005 and returned in 2009. Mr. Chang focuses on investments in the technology, software and financial technology sectors. He currently serves on the board of several private companies. Prior to joining Warburg Pincus, Mr. Chang worked at Merrill Lynch focusing on corporate finance and mergers and acquisitions transactions. Mr. Chang received a B.S. with Distinction in electrical engineering from Stanford University and an M.B.A. from the Stanford University Graduate School of Business. We believe Mr. Chang is qualified to serve on our Board because of his investment career in high-tech companies and experience serving on company boards.

Lauren Zletz is a Vice President at Warburg Pincus, which she joined in 2015. Prior to joining Warburg Pincus, Lauren worked in private equity at Thomas H. Lee Partners from July 2011 to July 2013, and investment banking at Greenhill & Company from June 2009 to June 2011. Lauren focuses on investments in the technology, software, and internet sectors, and has served on the boards of several companies. Lauren received an A.B. in Social Studies from Harvard College and an M.B.A. from the Stanford Graduate School of Business. We believe Ms. Zletz is qualified to serve on our Board because of her investment career in high-tech companies and experience serving on company boards.

Rajveer Kushwaha is the Chief Technology Officer and a Managing Director at Warburg Pincus, which he joined in 2012. Mr. Kushwaha has over 25 years of experience in leading commercial software product development, strategic planning, technology operations, business transformation, ERP implementations, and process outsourcing initiatives at Fortune 500 companies in a variety of industries. Prior to joining Warburg Pincus, Mr. Kushwaha held senior management positions at Zimmer Holdings Inc., Dell Computer Corporation, First Data Corporation, Cummins Engine Company and Safway, Inc. He has been recognized as one of the top 100 IT innovators in the automotive/manufacturing industry, is the recipient of a CIO 100 innovation award and has filed numerous patents in the field of disruptive services technologies. Mr. Kushwaha holds an M.S. in management of technology from MIT, an M.B.A. from the University of Wisconsin at Madison and Idaho State University; a B.S. in electrical engineering from India

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 8

Proposal One — Election of Directors

and completed the Advanced Management Program (AMP) from Harvard University. We believe that Mr. Kushwaha is qualified to serve on our Board because of his significant software and technical experience and his experience holding senior management positions in the high-tech industry.

Proposal

Shareholders are being asked to adopt the following resolution:

“RESOLVED, that each of Lior Samuelson, Hila Karah, Todd Thomson, James Hamilton, Cary Davis, Brian Chang, Lauren Zletz and Rajveer Kushwaha are hereby elected to serve as members of the Board until the next annual meeting of shareholders or until their respective successors are elected.”

Vote Required

Election of the above named director nominees requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares represented at the Annual Meeting, in person or by proxy, and voting on the election of directors. Each director nominee shall be voted separately. Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that our shareholders vote “FOR” the election of each of the directors nominated for service under this proposal.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 9

PROPOSAL TWO — ELECTION OF EXTERNAL DIRECTORS

Background

In accordance with the Companies Law, companies incorporated under the laws of Israel whose shares have been offered to the public inside or outside of Israel are required to have at least two External Directors.

Each committee of the Board entitled to exercise any powers of the Board is required to include at least one External Director. The Audit Committee and the Compensation Committee must include all of the External Directors.

The Company has two directors who serve as the Company’s “External Directors” in accordance with the Companies Law, David Earhart and John Becker.

Our Nominating and Governance Committee (the “Nominating Committee”) and our Board have nominated, and our shareholders are being asked to re-elect, David Earhart as one of our External Directors, to serve for a three-year term commencing on August 1, 2019 and until July 31, 2022. Mr. Earhart was last elected as External Director at the 2015 annual meeting of shareholders, and his three-year term of office is due to expire on July 31, 2019. Our Nominating Committee and Board have also nominated, and our shareholders are being asked to re-elect, John Becker as our second External Director to serve for a three-year term commencing on April 1, 2020 and until March 31, 2023. Mr. Becker was last elected as External Director at the 2016 annual meeting of shareholders, and his three-year term of office is due to expire on March 31, 2020.

Our Nominating Committee and our Board have found that each of Mr. Becker and Mr. Earhart has all necessary qualifications required under the Companies Law as set forth above and under the requirements of Nasdaq, including qualification as an independent director pursuant to Nasdaq Corporate Governance Listing Rule 5605(a)(2), and determined that, in light of their individual expertise and experience, their election as External Directors would be for the benefit of our Company and our shareholders. Furthermore, each of Mr. Becker and Mr. Earhart has certified to us that he meets all other requirements in connection with the election of an External Director under the Companies Law (see the section titled “External Directors”). If elected, each of Mr. Becker and Mr. Earhart will continue to serve on our Audit Committee and Compensation Committee and Mr. Earhart will continue to serve on the Nominating Committee.

For a more detailed discussion of the External Directors, including independence requirements, required financial and accounting expertise and professional expertise, election, compensation, term of service and removal procedures, see the section titled “External Directors.”

We are not aware of any reason why either one of Mr. Becker or Mr. Earhart, if elected as an External Director, should be unable to serve as a director. We do not have any understanding or agreement with respect to the future election of either Mr. Becker or Mr. Earhart. In addition, there is no familial relationship between either Mr. Becker or Mr. Earhart and any of our directors or executive officers.

If elected under this proposal 2, and if proposal 4 is approved by the shareholders, during their term of office, each of Mr. Becker and Mr. Earhart will be entitled to receive a cash amount of $7,500 per quarter and an annual grant of 20,000 RSUs, as well as reimbursement for expenses incurred in the performance of their work. If Mr. Earhart is elected under this proposal 2 and appointed as Chairman of the Audit Committee, and if proposal 4 is approved by the shareholders, he will be entitled to receive an additional 4,000 RSUs per year.

Following are the biographies of Mr. Becker and Mr. Earhart:

John Becker, age 61, joined the Board as an External Director in April 2017. Mr. Becker has been a consultant since October 2013 and brings more than 30 years of security industry and technology experience and offers a lengthy record of growing highly successful companies. In addition to serving on numerous boards, he previously served as the Chief Executive Officer of Sourcefire, ScienceLogic, Approva, Cybertrust, Trusecure, and AXENT Technologies. Mr. Becker is a CPA and graduated from the Robins School of Business at the University of Richmond. We believe Mr. Becker is qualified to serve on our board of directors because of his extensive leadership experience in senior executive roles across many highly successful high-tech companies and his accounting background.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 10

Proposal Two — Election of External Directors

David Earhart, age 57, joined the Board as an External Director in July 2013. Mr. Earhart has been the President of One Identity, a Quest Software business, which was spun out of Dell Software and is backed by Francisco Partners and Elliott Management since December 2017. Previously, David was CEO of Core Security from July 2015 and served as SVP of Worldwide Field Operations for Damballa, a leading provider of advanced threat protection, from January 2013. In this role, he was responsible for record, triple-digit growth. Beginning in December 2006, Mr. Earhart was SVP of Security (IAM) Field Operations at CA Technologies, where his team delivered 300% growth in the security business. Prior to that, Mr. Earhart held leadership and executive positions at BMC Software and venture-backed companies within the sales, support and services functions. He holds a B.B.A. in Finance from Texas Tech University. We believe Mr. Earhart is qualified to serve on our Board because of his longstanding service with us and his extensive leadership experience in senior executive roles across many highly successful high-tech companies, including more than 20 years of security and systems management experience.

Proposal

Shareholders are being asked to adopt the following resolution:

“RESOLVED, to approve the election of David Earhart as an External Director for an additional three-year term commencing August 1, 2019, and to approve the election of John Becker as an External Director for an additional three-year term commencing April 1, 2020.”

Vote Required

The affirmative vote of the holders of a majority of the voting power represented and voting on this proposal in person or by proxy is necessary for the approval of the resolution to approve the election of Mr. Becker and Mr. Earhart as External Directors as set forth above, provided that either: (i) the shares voting in favor of the proposal include at least a majority of the shareholders who are not controlling shareholders of the Company or do not have a personal interest with respect to such proposal voting on the matter (excluding the vote of abstaining shareholders); or (ii) the total shareholdings of the shareholders who are not controlling shareholders of the Company or do not have a personal interest who vote against the proposal do not represent more than 2% of the voting rights in our Company. For further information on the definition of “controlling shareholder” and “personal interest”, see “Questions and Answers about Voting at the Annual Meeting and Related Matters — How many votes are required for approval of each of the proposals?” Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that our shareholders vote “FOR” the election of Mr. Becker and Mr. Earhart as External Directors.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 11

Corporate Governance

Board Leadership Structure

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for Cyren. Until May 2019, we combined the positions of CEO and Chairman, with Mr. Samuelson serving in both roles. In May 2019, the Board appointed Brett Jackson as our new CEO beginning May 6, 2019 and Mr. Samuelson ceased serving as our CEO as of such date. Mr. Samuelson continues to serve as Chairman of our Board. Since hiring our new CEO, we have separated the positions of CEO and Chairman. The CEO is responsible for our strategic direction and the day to day leadership and performance of Cyren, while the Chairman provides guidance to the CEO, sets the agenda for the Board meetings and presides over meetings of the Board.

Lead Director

In order to facilitate and strengthen our independent oversight of Cyren’s performance, strategy and succession planning and to uphold effective governance standards, the Board previously established the role of a Lead Director. The Board decided to continue to maintain a Lead Director for 2019 as it believes that the Lead Director provides additional perspective and expanded communication among directors. Mr. Thomson currently serves as our Lead Director.

The Lead Director’s duties include:

•        presiding at all executive sessions of the independent directors and Board meetings at which the Chairman is not present;

•        serving as liaison between the Chairman and the independent directors;

•        the authority to call meetings of the independent directors; and

•        performing such other duties as the Board deems appropriate.

Controlled Company Status

We are a controlled company as defined in Rule 5615(c)(1) of the Nasdaq Listing Rules because Warburg holds more than 50% of our voting power for the election of directors. Therefore, we are not required under Nasdaq rules to have a majority of our board of directors be independent, nor are we required to have a compensation committee or an independent nominating function. We nevertheless have a Compensation Committee comprised of all independent directors. In light of our status as a controlled company, at present, five out of ten directors on our board are independent. In addition, our Nominating Committee, while not comprised solely of independent directors, is comprised of a majority of independent directors, as more fully described below.

Director Independence

Each year, the Board undertakes a review of director independence, which includes a review of each director’s responses to questionnaires asking about any relationships with us. This review is designed to identify and evaluate any transactions or relationships between a director or any member of his or her immediate family and us, or members of our senior management or other members of our Board, and all relevant facts and circumstances regarding any such transactions or relationships. Consistent with these considerations, our Board has affirmatively determined that our current non-employee directors, who are listed below, are “independent directors” pursuant to Nasdaq Listing Rule 5605(a)(2):

•        Hila Karah

•        Todd Thomson

•        James Hamilton

•        David Earhart

•        John Becker

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 12

Corporate Governance

External Directors

Independence

The Companies Law requires Israeli companies with shares that have been offered to the public in or outside of Israel to appoint at least two External Directors, unless certain conditions are met by the company pursuant to the Israeli Companies Regulations (Relief for Companies Whose Shares are Registered for Trading Outside of Israel) — 2000 (the “Relief Regulations”), as further detailed below. According to the Companies Law, no person may be appointed as an External Director if the person or the person’s relative, partner, employer or any entity under the person’s control has or had, on or within the two years preceding the date of the person’s appointment to serve as External Director, any affiliation with the company or any entity controlling, controlled by or under common control with the company. The term affiliation includes an employment relationship; a business or professional relationship maintained on a regular basis; control; and service as an officer or director. Currently, our External Directors are John Becker and David Earhart.

No person may serve as an External Director if the person’s position or other business activities create, or may create, a conflict of interest with the person’s responsibilities as an External Director or may otherwise interfere with the person’s ability to serve as an External Director. Additionally, no person may serve as an External Director if the person, the person’s relative, spouse, employer or any entity controlling or controlled by the person, has a business or professional relationship with someone with whom affiliation is prohibited, even if such relationship is not maintained on a regular basis, excepting negligible relationships, or if such person received from the company any compensation as an External Director in excess of what is permitted by the Companies Law. If, at the time External Directors are to be appointed, all current members of the Board who are not controlling shareholders or relatives of such shareholders are of the same gender, then at least one External Director must be of the other gender.

Financial and Accounting Expertise; Professional Expertise

Under the Companies Law, at least one of the External Directors is required to have “financial and accounting expertise,”, and the other External Director or directors are required to have either “professional expertise,” or “financial and accounting expertise”, all as defined under the Companies Law. However, if at least one of our other directors (i) meets the independence requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (ii) meets the standards of the Nasdaq Listing Rules for membership on the audit committee, and (iii) has accounting and financial expertise as defined under Israeli law, then neither of our External Directors is required to possess accounting and financial expertise as long as both possess other requisite “professional expertise”. Both of our External Directors have “financial and accounting expertise”.

A director can satisfy the requirements of having “financial and accounting expertise” if due to his or her education, experience and qualifications he or she has acquired expertise and understanding in business and accounting matters and financial statements, in a manner that allows him or her to understand, in depth, the company’s financial statements and to spur a discussion regarding the manner in which the financial data is presented.

A public company’s board of directors must evaluate the proposed External Director’s expertise in finance and accounting, by considering, among other things, such candidate’s education, experience and knowledge in the following: (i) accounting and auditing issues typical to the field in which the company operates and to companies of a size and complexity similar to such company; (ii) the company’s independent public accountant’s duties and obligations; (iii) preparation of the company’s consolidated financial statements and their approval in accordance with the Companies Law and the Israeli Securities Law — 1968.

Election; Term; Removal of External Directors

External directors are to be elected by a majority vote at a shareholders’ meeting, provided that either: (i) the shares voting in favor of the proposal include at least a majority of the shareholders who are not controlling shareholders of the Company or do not have a personal interest with respect to such proposal voting on the matter (excluding the vote of abstaining shareholders); or (ii) the total shareholdings of the shareholders who are not controlling shareholders of the Company or do not have a personal interest who vote against the proposal do not represent more than 2% of the voting rights in our Company.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 13

Corporate Governance

The initial term of an External Director is three years and may be extended for up to two additional periods of three years each. However, under regulations promulgated pursuant to the Companies Law, companies whose shares are listed for trading on specified exchanges outside of Israel, including the Nasdaq Global Select, Global and Capital markets, may propose that an External Director be reelected by the shareholders for such additional periods, beyond the initial three terms, of up to three years each only if (1) the audit committee and the board of directors, in nominating the External Director, confirms that, in light of the External Director’s expertise and special contribution to the work of the board of directors and its committees, the reelection for such additional period(s) is beneficial to the company, (2) the election was approved by the majority of shareholders required to appoint External Directors for their initial term and (3) the term during which the nominee has served as an External Director and the reasons given by the audit committee and board of directors for extending his or her term of office having been presented to the shareholders prior to their approval.

External directors may be removed only by the same percentage of shareholders as is required for their election, or by a court, and then only if the External Director ceases to meet the statutory qualifications for their appointment or if they violate their fiduciary duty to the company. Each committee of a company’s board of directors which has been granted any authority normally reserved for the board of directors must include at least one External Director provided, however that each of the audit committee and the compensation committee, which are statutorily required under the Companies Law, must include all External Directors.

Compensation

An External Director is entitled to compensation as provided in the regulations adopted under the Companies Law and is otherwise prohibited from receiving any other compensation, directly or indirectly, in connection with service provided as an External Director. For more information about the compensation terms of our directors, please see proposal 4 of this proxy statement.

Meetings

During 2018, the Board held a total of 10 meetings. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period in which he or she was a director and (2) the total number of meetings of all committees on which he or she served during the period in which he or she was a director.

Executive Sessions

The independent members of the Board meet regularly in executive sessions without management, to consider such matters as they deem appropriate. Our Lead Director, Mr. Thomson, presides over all executive sessions.

Board Committees

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. Copies of the committee charters of each of the Audit Committee, the Compensation Committee and the Nominating Committee setting forth the respective responsibilities of the committees can be found under the Investor Relations — Corporate Governance — Overview section of our website at www.cyren.com, and such information is also available in print to any shareholder who requests it through our Investor Relations department.

Audit Committee

Number of meetings in 2018: 5

The Audit Committee is responsible for overseeing (i) the integrity of our financial statements; (ii) the independent auditor’s qualifications, independence, compensation and performance; (iii) our financial reporting processes and accounting policies; (iii) performance of our internal audit function; and (iv) our compliance with legal and regulatory requirements. In doing so, the Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 14

Corporate Governance

The Audit Committee’s duties include:

•        determining whether there are delinquencies in the business management practices of a company, including in consultation with an internal auditor or independent auditor, and making recommendations to the Board to improve such practices;

•        reviewing and discussing with management and the independent auditor our financial statements, earnings releases and internal audit reports;

•        subject to shareholder approval, appointing, engaging and establishing the compensation of the independent registered public accounting firm and taking necessary actions to confirm that the accountants are independent of management;

•        reviewing the independent auditor’s plans for the audit, its scope and approach and staffing of the audit and overseeing the work of the independent auditor;

•        approving the audit services and permitted non-audit services performed by our independent auditors and reviewing their reports regarding our accounting practices and systems of internal accounting controls;

•        recommending to the Board the appointment of the internal auditor and discussing with the internal auditor and management the internal auditor’s report;

•        establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding accounting, internal control or auditing matters, and for the confidential, anonymous submission by employees regarding questionable accounting or auditing matters and the protection to be provided to such employees;

•        assessing compliance with our code of business practices and/or code of ethics; and

•        discussing with management our policies and guidelines with respect to risk assessment and risk management.

Under the Companies Law, the responsibilities of the Audit Committee include identifying irregularities in the management of our business and approving related person transactions as required by law, classifying company transactions as extraordinary transactions or non-extraordinary transactions and as material or non-material transactions in which an officer has an interest (which will have the effect of determining the kind of corporate approvals required for such transaction), assessing the proper function of the company’s internal audit regime and determining whether its internal auditor has the requisite tools and resources required to perform his role and to regulate the company’s rules on employee complaints, reviewing the scope of work of the company’s independent accountants and their fees, and implementing a whistleblower protection plan with respect to employee complaints of business irregularities. The responsibilities of the Audit Committee under the Companies Law also include the following matters:

•        establishing procedures to be followed in respect of related person transactions with a controlling shareholder (where such are not extraordinary transactions), which may include, where applicable, the establishment of a competitive process for such transaction, under the supervision of the audit committee, or individual, or other committee or body selected by the audit committee, in accordance with criteria determined by the audit committee; and

•        determining procedures for approving certain related person transactions with a controlling shareholder, which were determined by the audit committee not to be extraordinary transactions, but which were also determined by the audit committee not to be negligible transactions.

Independence and Financial Expertise.    The Audit Committee currently consists of David Earhart (chair), Todd Thomson, John Becker and James Hamilton. The Board has reviewed the background, experience and independence of each Audit Committee member and has determined that each member of the Audit Committee meets the independence requirements under the Nasdaq Listing Rules and the enhanced independence standards for audit committee members required by the SEC. In addition, the Board has determined that Todd Thomson meets the requirements of an audit committee financial expert under SEC rules.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 15

Corporate Governance

Under Israeli law, a majority of members of the Audit Committee must be independent directors, as defined under Israeli law, and all of the External Directors must be members of the Audit Committee as well. The Audit Committee may not include the Chairman of the Board, any director employed by or otherwise providing services on a regular basis to us, to a controlling shareholder or to any entity controlled by a controlling shareholder, any director whose main livelihood is dependent on a controlling shareholder, or a controlling shareholder or a relative thereof.

Compensation Committee

Number of meetings in 2018: 7

The Compensation Committee’s duties include:

•        determining our compensation strategy and proposing our Compensation Policy;

•        reviewing and approving the corporate goals and objectives relevant to executive officer compensation;

•        evaluating the performance of executive officers in light of established goals and objectives and determining appropriate terms of compensation;

•        making recommendations to the Board regarding executive compensation, if required by applicable law;

•        discussing with the CEO the incentive compensation programs and corporate goals and objectives for executive officers;

•        recommending cash-based and equity-based incentive compensation plans and arrangements to the Board;

•        making recommendations to the Board for director compensation after reviewing analyses relating the form and amount of compensation to be paid or awarded; and

•        administering our various stock option plans, including the issuance of option grants to employees of the Company and its subsidiaries.

Role of Compensation Consultants and Advisors.    The Compensation Committee has the authority, pursuant to its charter, to engage the services of compensation consultants, legal counsel and other advisors as it in its sole discretion deems necessary and appropriate to assist the Compensation Committee in connection with its functions. The Compensation Committee did not engage a compensation consultant in 2018.

Role of Management.    Our Compensation Committee meets with our Chief Executive Officer before the end of each fiscal year to discuss the incentive compensation programs to be in effect for our executive officers for the following fiscal year and the corporate goals and objectives relevant to those programs. The Chief Executive Officer is not present during voting or any deliberations of the Compensation Committee as pertaining to the Chief Executive Officer’s compensation terms.

Independence.    The Compensation Committee currently consists of John Becker (chair), Hila Karah, James Hamilton and David Earhart. The Board has determined that each member of the Compensation Committee meets the independence requirements under Rule 5605(a)(2) of the Nasdaq Listing Rules.

Under Israeli law, a majority of members of the Compensation Committee must be External Directors, as defined under Israeli law, and the remaining member(s) shall be directors who do not receive direct or indirect compensation for their role as directors (other than compensation paid or given in accordance with Israeli Companies Law regulations applicable to the compensation of External Directors, or amounts paid pursuant to indemnification and/or exculpation contracts or commitments and insurance coverage). The Compensation Committee may not include the chairman of the board, any director employed by or otherwise providing services on a regular basis to us, to a controlling shareholder or to any entity controlled by a controlling shareholder, any director whose main livelihood is dependent on a controlling shareholder, or a controlling shareholder or a relative thereof.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 16

Corporate Governance

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee were at any time during 2018 or at any other time officers or employees of our Company. None of our executive officers serve as members of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

There were no transactions during 2018 between our Company and any of the directors who served as members of the Compensation Committee for any part of 2018 that would require disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions.

Nominating and Governance Committee

Number of meetings in 2018: 1

The Nominating Committee’s duties include:

•        establishing criteria for selecting Board nominees and adopting formal procedures addressing the nominations and selection process;

•        recommending to the Board director candidates for election at the annual meeting of shareholders, or to fill vacancies, pursuant to criteria established by the committee; and

•        considering and recommending the removal of any director, for cause, if necessary.

Independence.    The Nominating Committee consists currently of Hila Karah (chair), James Hamilton, David Earhart and Brian Chang. The Board has determined that Hila Karah, James Hamilton and David Earhart each meet the independence requirements under the Nasdaq Listing Rules.

Consideration of Director Nominees

Director Qualifications.    Our Nominating Committee believes that members of the board of directors should have the highest professional and personal ethics and values and conduct themselves in a manner that is consistent with our Code of Ethics. While the Nominating Committee has not established specific minimum qualifications for director candidates, the committee believes that candidates and nominees must reflect a board of directors that is comprised of directors who have: personal and professional integrity, ethics and values; experience in corporate management, a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment; experience in our industry; experience as a board member of another publicly held company; academic expertise in an area of our operations; diversity of experience and perspective including but not limited to diversity in race, gender, geography, thought, viewpoints, background, skills and expertise; and practical and mature business judgment, including ability to make independent analytical inquiries.

Identifying and Evaluating Director Nominees.    The Nominating Committee considers possible candidates for nominees for directors from many sources, including management and shareholders. The Nominating Committee evaluates the suitability of potential candidates nominated by shareholders in the same manner as other candidates recommended to the Nominating Committee, in accordance with the criteria described above. The Nominating Committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. The Nominating Committee also provides input and guidance regarding the independence of directors, for review and approval by our Board. The Nominating Committee may in the future engage, the services of executive search firms to assist the Nominating Committee and the Board in identifying and evaluating potential director candidates. In addition, Warburg has the right to nominate directors for service on our Board, as described in more detail under proposal 1.

Shareholder Nominations and Recommendations.    The Companies Law provides a process by which one or more shareholders holding 1% or more of the voting rights of a company may propose the nomination of a candidate to the Board of Directors to be brought before the meeting of the shareholders. See “Shareholder Proposals for the 2019 Annual Meeting.”

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 17

Corporate Governance

Code of Ethics

We have adopted a Code of Ethics applicable to our senior financial officers, including our principal executive, financial and accounting officers. The Code of Ethics can be found under the Investor Relations — Corporate Governance — Overview section of our website at www.cyren.com. We intend to provide disclosure of any amendments or waivers of our Code of Ethics on our website within four business days following the date of the amendment or waiver.

Related Person Transactions and Other Information

Related Person Transactions Policy

Under applicable Nasdaq Listing Rules, all related person transactions must be approved by our Audit Committee or another independent body of the Board. Current SEC rules define transactions with related persons to include any transaction, arrangement or relationship (i) in which the company is a participant, (ii) in which the amount involved exceeds $120,000 (or, in the case of a smaller reporting company, the lesser of $120,000 or one percent of the average of the company’s total assets at year-end for the last two completed fiscal years), and (iii) in which any executive officer, director, director nominee, beneficial owner of more than 5% of the company’s common stock, or any immediate family member of such persons has or will have a direct or indirect material interest. All directors must recuse themselves from any discussion or decision in which they may have a conflict (i.e. matters affecting their personal, business or professional interests).

In addition, pursuant to the Companies Law, an office holder (as defined under the Companies Law, which includes directors, the CEO, other executive officers and any other managers directly subordinate to the CEO) is required to promptly disclose to the company any personal interest that he or she may have and all related material information or documents relating to any existing or proposed transaction by the company. An interested office holder’s disclosure must be made promptly and in any event no later than the first meeting of the Board at which the transaction is considered. An office holder is not obliged to disclose such information if the personal interest of the office holder derives solely from the personal interest of his or her relative in a transaction that is not considered as an extraordinary transaction.

The term “personal interest” is defined under the Companies Law to include the personal interest of a person in an action or in the business of a company, including the personal interest of such person’s relative or the interest of any corporation in which the person is an interested party, but excluding a personal interest stemming solely from the fact of holding shares in the company. A personal interest furthermore includes the personal interest of a person for whom the office holder holds a voting proxy or the interest of the office holder with respect to his or her vote on behalf of the shareholder for whom he or she holds a proxy even if such shareholder itself has no personal interest in the approval of the matter.

Under the Companies Law, an extraordinary transaction which requires approval is defined as any of the following: (i) a transaction other than in the ordinary course of business; (ii) a transaction not on market terms; or (iii) a transaction that may have a material impact on the company’s profitability, assets or liabilities.

Under the Companies Law, once an office holder has complied with the disclosure requirement described above, a company may approve a transaction between the company and the office holder or a third party in which the office holder has a personal interest, or approve an action by the office holder that would otherwise be deemed a breach of duty of loyalty. However, a company may not approve a transaction or action that is adverse to the company’s interest or that is not performed by the office holder in good faith.

Under the Companies Law, the disclosure requirements that apply to an office holder also apply to a controlling shareholder of a public company. The definition of “controlling shareholder” in connection with matters governing: (i) extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal interest, (ii) certain private placements in which the controlling shareholder has a personal interest, (iii) certain transactions with a controlling shareholder or relative with respect to services provided to or employment by the company, (iv) the terms of employment and compensation of the general manager, and (v) the terms of employment and compensation of office holders of the company when such terms deviate from the compensation policy

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 18

Corporate Governance

previously approved by the company’s shareholders, also includes shareholders that hold 25% or more of the voting rights if no other shareholder owns more than 50% of the voting rights in the company (and the holdings of two or more shareholders which each have a personal interest in such matter will be aggregated for the purposes of determining such threshold).

Under the Companies Law, extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal interest, including a private placement in which a controlling shareholder has a personal interest, as well as transactions for the provision of services whether directly or indirectly by a controlling shareholder or his or her relative, or a company such controlling shareholder controls, require the approval of the audit committee, the board of directors and the shareholders, in that order. Extraordinary transactions concerning the terms of engagement of a controlling shareholder or a controlling shareholder’s relative, whether as an office holder or an employee, require the approval of the compensation committee, the board of directors and the shareholders, in that order. In addition, the approval of such extraordinary transactions by the shareholders require at least a majority of the shares voted by the shareholders of the company participating and voting in a shareholders’ meeting, provided that one of the following requirements is fulfilled: (i) at least a majority of the shares held by shareholders who have no personal interest in the transaction and are voting at the meeting must be voted in favor of approving the transaction, excluding abstentions; or (ii) the shares voted by shareholders who have no personal interest in the transaction who vote against the transaction represent no more than 2% of the voting rights in the company.

If such extraordinary transaction concerns the terms of office and employment of such controlling shareholder, in his capacity as an office holder or an employee of the company, such terms of office and employment approved by the compensation committee and board of directors shall be in accordance with the compensation policy of the company. Nonetheless, the compensation committee and the board of directors may approve terms of office and compensation of a controlling shareholder which do not comply with the company’s compensation policy, provided that the compensation committee and, thereafter, the board of directors approve such terms, based on, among other things, the considerations listed under Section 267B(a) and Parts A and B of Annex 1A of the Companies Law, as those are described above. Following such approval by the compensation committee and board of directors, shareholder approval would be required.

To the extent that any such transaction with a controlling shareholder is for a period extending beyond three years, approval, in the same manner described above, is required once every three years, unless, with respect to extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal interest, the audit committee determines that the duration of the transaction is reasonable given the circumstances related thereto.

Transactions with Related Persons

Except as set forth below, since January 1, 2017, we have not had any relationships or transactions with any of our executive officers, directors, beneficial owners of more than 5% of our Ordinary Shares or any immediate family member of such persons that were required to be reported pursuant to Item 404(a) of Regulation S-K.

Private Placement and Registration Rights Agreement

On November 6, 2017, Warburg acquired approximately 10.6 million Ordinary Shares from us for $1.85 per share, representing gross proceeds of approximately $19.6 million to us. As a result of the Private Placement, Warburg became the owner of approximately 21.3% of our outstanding share capital. In connection with this offering, we also agreed to grant certain registration rights to Warburg. On December 25, 2017, Warburg completed a special tender offer in which it purchased 16,991,212 Ordinary Shares and, therefore, became the owner of a total of 27,586,733 Ordinary Shares which represents approximately 50.7% of our outstanding share capital as of May 31, 2019.

Board’s Role in Risk Oversight

The role of the Board is to understand the nature of the material risks we face and, based upon the information brought to its attention by management and our risk management processes, policies and procedures, evaluate whether such processes, policies and procedures are reasonably designed to respond to and mitigate the risks we

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 19

Corporate Governance

face. Throughout the year, the Board and its audit and compensation committees receive periodic reports from management identifying and explaining key areas of risk applicable to us and an explanation of the processes, policies and procedures in place to monitor and assess those risks.

The Board and the Audit and Compensation Committees oversee the risks pertaining to their principal areas of focus as described in below:

Board.    Considers strategic and operational risks associated with the annual operating plan and other current matters that may present material risks to our operations, plans, prospects or reputation.

Audit Committee.    Considers major financial and accounting risk exposures.

Compensation Committee.    Considers risks associated with our compensation programs, policies and practices and strives to create incentives that do not encourage risk-taking behavior that is inconsistent with the Company’s business strategy.

Director Compensation

Under the Companies Law, as amended, our directors can be paid for their services as directors to the extent such payments are in accordance with the compensation policy adopted by us after approval by the Compensation Committee, our Board and our shareholders by ordinary majority. If their compensation deviates from the compensation policy, the following approvals are required: (a) approval by the Compensation Committee; (b) approval by our Board, after both the Compensation Committee and the Board have taken into account the various considerations and mandatory requirements set forth in the Companies Law with respect to office holder compensation; and (c) approval by our shareholders by a special majority, provided that (i) the majority of the votes includes at least a majority of all the votes of shareholders who are not controlling shareholders of the Company or do not have a personal interest in the compensation paid to the directors and participating in the vote or (ii) the total of opposing votes from among the shareholders described in subsection (i) above does not exceed 2% of all the voting rights in the company. At the Annual Meeting, our shareholders are being asked to vote on certain amendments to the compensation paid to our directors. See proposal 4 for additional details.

In 2018, the cash compensation paid to non-employee directors (other than Mr. Samuelson who served as our CEO and Chairman in 2018) was $7,500 per quarter and $15,000 per quarter for the Lead Director. Directors also are reimbursed for their expenses for each Board meeting attended. New non-employee directors are currently entitled to an initial grant of 50,000 options. Non-employee directors who are re-elected at the annual meeting of shareholders are entitled to additional grants of 10,000 restricted stock units (“RSUs”), except for Mr. Samuelson, who was not entitled to additional compensation other than the compensation paid to him in his capacity as our CEO in 2018, and Mr. Thomson who is entitled to an annual grant of 20,000 RSUs in his capacity as Lead Director.

The table below summarizes the compensation paid by us to our non-employee directors for services rendered in 2018.

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)(5)	Option Awards(1)(5)	Total
Hila Karah	$30,000	$25,000	—	$55,000
Todd Thomson	60,000	50,000	—	110,000
James Hamilton	30,000	25,000	—	55,000
John Becker	30,000	25,000	—	55,000
David Earhart	30,000	25,000	—	55,000
Aviv Raiz(3)	15,000	25,000	—	40,000
Cary Davis	30,000	—	43,138	73,138
Brian Chang	30,000	—	43,138	73,138
Lauren Zletz(4)	15,000	—	65,245	80,245
Rajveer Kushwaha(4)	10,000	—	65,245	75,245

____________

(1)      The amounts shown in these columns represent the estimated aggregate grant date fair value of the RSU and option awards granted to the non-employee directors in 2018. The aggregate grant date fair value of these awards is computed in accordance with FASB ASC Topic 718. Assumptions used in determining the aggregate grant date fair value of RSU and option awards are set forth in Note 2.r in our financial statements, which are included in our 2018 Annual Report.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 20

Corporate Governance

(2)      Each director, with the exception of Mr. Davis and Mr. Chang who joined our Board in November 2017, and Ms. Zletz and Mr. Kushwaha who joined our Board during 2018, received a grant on January 1, 2018 of 10,000 RSUs under our Non-Employee Director Plan. Mr. Thompson, our Lead Director, received a grant of 20,000 RSUs. Mr. Davis and Mr. Chang each received a grant of 50,000 options on January 1, 2018, and Ms. Zletz and Mr. Kushwaha each received a grant of 50,000 options on August 28, 2018, upon joining our Board.

(3)      Mr. Raiz’s term as a director ended on August 28, 2018, therefore, his cash compensation reflects his partial year of service on the Board.

(4)      Ms. Zletz and Mr. Kushwaha joined our Board during 2018, therefore, they each received prorated annual cash compensation.

(5)      The table below sets forth the aggregate number of RSUs and unexercised stock options outstanding at December 31, 2018 for each of our non-employee directors.

Name	Aggregate Number of RSUs Outstanding at December 31, 2018	Aggregate Number of Unexercised Stock Options Outstanding at December 31, 2018
Hila Karah	10,000	50,001
Todd Thomson	20,000	33,334
James Hamilton	10,000	33,334
John Becker	10,000	50,000
David Earhart	10,000	83,334
Cary Davis	—	50,000
Brian Chang	—	50,000
Lauren Zletz	—	50,000
Rajveer Kushwaha	—	50,000

Non-Employee Director Equity Incentive Plan

On December 22, 2016, our shareholders approved the Non-Employee Director Plan. This plan replaced all previous non-employee stock option plans which terminated. The Non-Employee Director Plan allows for the issuance of RSUs, as well as options. Each option and RSU granted under the Non-Employee Director Plan generally vests over a period of four years. Each option has an exercise price equal to the fair market value of the Ordinary Shares on the grant date of such option. Options granted under the Non-Employee Director Plan generally expire after six years from the date of grant. Options and RSUs cease vesting upon termination of the relationship with us, unless the termination is in connection with a Change in Control in which case the unvested options or RSUs would be subject to full accelerated vesting.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 21

PROPOSAL THREE — APPROVAL OF NON-EXECUTIVE CHAIRMAN COMPENSATION

Background

As discussed above, effective May 6, 2019, Lior Samuelson stepped down as our CEO, however, he continues to serve as Chairman of our Board. Lior Samuelson has been a member of the Board since August 2010 and the Chairman of the Board since December 2010. Mr. Samuelson previously did not receive compensation for his service as Chairman of our Board while serving as our CEO. On April 18, 2019, our Board approved the terms of Mr. Samuelson’s compensation described below under the Non-Employee Director Plan for his service in his role as non-executive Chairman.

Under the Companies Law, the compensation terms of directors of the Company, whether in their capacity as Chairman, director or otherwise, require shareholder approval. Therefore, subject to his election under proposal 1 above, Mr. Samuelson’s compensation as non-executive Chairman is subject to this shareholder approval requirement. This approval will continue in effect for subsequent years as long as such compensation is not increased.

The Company’s Compensation Policy provides that non-employee directors may be compensated up to the maximum pay allowable to external directors under the Companies Regulation (Relief for Public Companies Traded in Stock Exchange Outside of Israel), 5760-2000 unless our shareholders approve higher compensation from time to time. The proposed compensation terms for Mr. Samuelson deviate from the Compensation Policy as they are higher than the maximum pay allowable under the Compensation Policy. As a result, in accordance with the provisions of the Companies Law, the Compensation Committee, Board and shareholders must approve such compensation terms, where shareholder approval must be by way of a special majority vote. The Compensation Committee and Board reviewed the proposed Chairman compensation terms and approved them having weighed, inter alia, the considerations set forth in Section 267B(a) of the Companies Law, and taking into consideration the factors set forth in Part A of Annex A to the Companies Law which included:

•        the promotion and the advancement of the Company’s goals, its work plan and its long term views;

•        the size of the Company and the nature of its operations;

•        the educational, professional experience and accomplishments of Mr. Samuelson; and

•        the position, responsibilities and prior compensation arrangements with Mr. Samuelson;

Our shareholders are being asked to approve the following compensation for Mr. Samuelson’s service as non-executive Chairman, as such terms were approved by our Compensation Committee and our Board:

•        Annual Cash Compensation — $15,000 per month, paid quarterly, effective as of May 6, 2019;

•        Equity Compensation:

•        Grant of 25,000 RSUs to be issued on the date of shareholder approval and which will vest quarterly over 12 months commencing as of date of shareholder approval;

•        Existing vested options will expire on the earlier of (i) 6 years from date of grant and (ii) three months after Mr. Samuelson’s service as a director ends;

•        Existing unvested equity grants will fully vest on May 6, 2020 (one year after the first day of Mr. Samuelson’s service as Chairman-only); and

•        Accelerated vesting for unvested equity grants should Mr. Samuelson be removed as Chairman without cause prior to May 6, 2020.

Proposal

It is proposed that the following resolution be adopted by shareholders:

“RESOLVED, that the compensation terms for Lior Samuelson, the Company’s Non-Executive Chairman of the Board, as presented above, are hereby approved.”

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 22

Proposal Three — Approval of Non-Executive Chairman Compensation

Vote Required

Approval of the Non-Executive Chairman’s compensation requires the affirmative vote of the holders of a majority of the Ordinary Shares represented at the Annual Meeting, in person or by proxy, and voting on the approval of the Non-Executive Chairman’s compensation, provided that, either (i) the shares voting in favor of the proposal include at least a majority of the shareholders who are not controlling shareholders of the Company or do not have a personal interest with respect to such proposal voting on the matter (excluding the vote of abstaining shareholders); or (ii) the total shareholdings of the shareholders who are not controlling shareholders of the Company or do not have a personal interest who vote against the proposal do not represent more than 2% of the voting rights in our Company.

For further information on the definition of “controlling shareholder” and “personal interest”, see “Questions and Answers about Voting at the Annual Meeting and Related Matters — How many votes are required for approval of each of the proposals?”

Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of this resolution.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 23

PROPOSAL FOUR — APPROVAL OF AMENDMENTS TO NON-EXECUTIVE DIRECTOR COMPENSATION

Under the Companies Law, the terms of service of the members of the board of directors of a public company, including remuneration, require the approval of the shareholders, following the approval of the compensation committee and the board.

Under the Companies Law, the compensation terms of directors of the Company, whether in their capacity as Chairman, director or otherwise, require shareholder approval. Therefore, subject to their election under proposal 1 above, the proposed director compensation described below is subject to this shareholder approval requirement. This approval will continue in effect for subsequent years as long as such compensation is not increased.

The Company’s Compensation Policy provides that non-employee directors may be compensated up to the maximum pay allowable to external directors under the Companies Regulation (Relief for Public Companies Traded in Stock Exchange Outside of Israel), 5760-2000, unless our shareholders approve higher compensation from time to time. The proposed compensation terms for non-employee directors deviates from the Compensation Policy as they are higher than the maximum pay allowable under the Companies Regulation. As a result, in accordance with the provisions of the Companies Law, the Compensation Committee, Board and shareholders must approve such compensation terms where shareholder approval must be by way of a special majority vote. The Compensation Committee and Board reviewed the proposed director compensation terms and approved them having weighed, inter alia, the considerations set forth in Section 267B(a) of the Companies Law, and taking into consideration the factors set forth in Part A of Annex A to the Companies Law, which included:

•        the promotion and the advancement of the Company’s goals, its work plan and its long term views;

•        the size of the Company and the nature of its operations;

•        the examination of benchmark data for public companies with similar size and in order to align the Company’s director compensation with that of similar companies in the market;

•        the educational, professional experience and accomplishments of the directors; and

•        the position and responsibilities of the directors.

Therefore, our shareholders are being asked to approve the following compensation for our non-executive directors to remain in effect from the shareholder approval date of this proposal forward, as such terms were approved by our Compensation Committee and our Board on June 11, 2019:

1)      Annual Cash Compensation:

•        All eligible non-executive directors will receive $7,500 per quarter; and

•        Lead Director. A non-executive director serving as a Lead Director will receive $15,000 per quarter;

2)      Equity Compensation:

•        All eligible non-executive directors will be granted 20,000 RSUs per year;

•        Lead Director. A non-executive director serving as the Lead Director will receive a grant of 30,000 RSUs per year for such services; and

•        Chairperson of the Audit Committee. A non-executive director serving as the Chairperson of the Audit Committee will be granted 4,000 additional RSUs a year for such services.

If proposals 6 and 7 are approved by our shareholders, all RSUs will be issued as of the shareholder approval date and will vest quarterly over 4 years.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 24

Proposal Four — Approval of Amendments to Non-Executive Director Compensation

Proposal

It is proposed that the following resolution be adopted by shareholders:

“RESOLVED, that the amendments to the compensation terms for the Company’s non-executive directors, as presented above, are hereby approved.”

Vote Required

Approval of the compensation terms of our non-executive directors requires the affirmative vote of the holders of a majority of the Ordinary Shares represented at the Annual Meeting, in person or by proxy, and voting on the approval of the Non-Executive Chairman’s compensation, provided that, either (i) the shares voting in favor of the proposal include at least a majority of the shareholders who are not controlling shareholders of the Company or do not have a personal interest with respect to such proposal voting on the matter (excluding the vote of abstaining shareholders); or (ii) the total shareholdings of the shareholders who are not controlling shareholders of the Company or do not have a personal interest who vote against the proposal do not represent more than 2% of the voting rights in our Company.

For further information on the definition of “controlling shareholder” and “personal interest”, see “Questions and Answers about Voting at the Annual Meeting and Related Matters — How many votes are required for approval of each of the proposals?”

Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of this resolution.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 25

PROPOSAL FIVE — INCREASE IN THE NUMBER OF ORDINARY SHARES UNDER OUR 2016 EQUITY INCENTIVE PLAN

Introduction

At the Annual Meeting, our shareholders will be asked to approve an increase in the number of Ordinary Shares authorized for issuance under the 2016 Equity Incentive Plan and its respective Israeli Appendix (the “Employee Plan”) from 4.2 million to 11.2 million. As of May 31, 2019, approximately 267,000 Ordinary Shares remained available for the future grant of equity awards under the Employee Plan.

The increase in authorized Ordinary Shares under the Employee Plan was approved by the Board on June 11, 2019 and will become effective upon receipt of the shareholders’ approval at the Annual Meeting.

The Board believes that the Employee Plan has contributed to strengthening the incentive of participating employees and directors (“participating employees”) to achieve the objectives of the Company and its shareholders by encouraging such participating employees to acquire a greater proprietary interest in the Company. However, our Board has determined that the current number of Ordinary Shares authorized for issuance under the Employee Plan is insufficient for the stated objectives of the plan. The Board believes that additional Ordinary Shares should be reserved for use under the Employee Plan to enable us to attract and retain key employees and directors through the granting of awards under the Employee Plan. No new plan benefits have been granted to date, and future awards under the Employee Plan are not yet determinable, except as provided in the table under “New Plan Benefits.” In the event that the required vote to approve the increase to the Employee Plan is not obtained, such increase will not become effective and we will not be able to continue to make grants of awards pursuant to the terms of the Employee Plan as currently in effect.

In setting the number of proposed additional Ordinary Shares issuable under the Employee Plan, the Compensation Committee considered a number of factors including: Ordinary Shares currently available under the Employee Plan and how long the Ordinary Shares available (both currently and assuming the approval by the shareholders of this proposal) are expected to last; historical equity award granting practices; impact of equity awards under the Employee Plan and expected value transfer and dilution.

Proposal

Shareholders are being asked to adopt the following resolution:

“RESOLVED, to approve an increase in the number of Ordinary Shares reserved for issuance under the Employee Plan from a total of 4.2 million Ordinary Shares to a total of 11.2 million Ordinary Shares”.

Vote Required

The proposal requires a majority of the total votes cast at the Annual Meeting to be voted in favor of the proposal. Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Summary of the Employee Plan

The following is a summary of the material terms of the Employee Plan, as amended by the proposed amendment. This summary is not complete and is qualified in its entirety by reference to the full text of the Employee Plan as proposed to be amended and restated, attached to this proxy statement as Appendix A.

Purpose.    The purpose of the Employee Plan is to advance the interests of our Company and our shareholders by providing an incentive to attract, retain and reward persons performing services for our Company, subsidiaries and affiliates and to motivate such persons to contribute to the growth and profitability of our Company, subsidiaries and affiliates. The Employee Plan was approved by the shareholders on December 22, 2016.

Administration.    The Employee Plan is administered by the Compensation Committee. Subject to the provisions of the Employee Plan and applicable law, the Compensation Committee has the authority to determine, among

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 26

Proposal Five — Increase in Number of Ordinary Shares Under our 2016 Equity Incentive Plan

other things, to whom awards may be granted; the number of Ordinary Shares to which an award may relate; the exercise price for each share; the vesting period of the award and the terms, conditions and restrictions thereof, including accelerated vesting on change in control provisions; to amend provisions relating to the plan; and all other determinations deemed necessary or advisable for the administration of the plan.

Eligibility and Number of Shares.    We currently have approximately 267,000 authorized and unissued Ordinary Shares reserved for issuance under the Employee Plan. Subject to the approval of this proposal 5, an additional 7 million Ordinary Shares will be available under the Employee Plan. In total, if proposal 5 is approved, 11.2 million Ordinary Shares shall be reserved for issuance under the Employee Plan.

Description of Terms.    A brief description of the terms of the Employee Plan appears below. The following description is qualified in its entirety by reference to the text of the Employee Plan, as filed with the SEC.

•        Plan Effective Date:    December 22, 2016.

•        Plan Termination Date:    10 years (December 22, 2026).

•        Eligible Participants:    Employees and consultants who provide services to the Company, any subsidiary of the Company or any affiliate of the Company. As of the date of this proxy statement, there are approximately 275 employees of the Company (and no consultants at present) who are eligible to participate in the Employee Plan.

•        Shares Authorized:    11.2 million Ordinary Shares, after giving effect to the proposed increase.

•        Award Types:

•        Stock Options:    Options granted under the Employee Plan may be non-statutory options or incentive stock options under the Internal Revenue Code of 1986 (the “Code”). Grantees of options receive the right to purchase a specified number of Ordinary Shares at a specified exercise price and subject to the terms and conditions as are specified in the award agreement. The exercise price of options granted under the Employee Plan may not be less than the fair market value of the Ordinary Shares on the date of grant, subject to certain exceptions. The Compensation Committee will determine at the time of grant when each option becomes exercisable. Payment of the exercise price of an option may be in cash, withholding shares otherwise issuable with the consent of the Compensation Committee or such other method of payment permitted by the Compensation Committee. The options will expire at such time as the Compensation Committee determines. On June 24, 2019, the closing price of our Ordinary Shares on Nasdaq was $1.65.

•        Stock Appreciation Rights:    A stock appreciation right is an award entitling the holder on exercise to receive Ordinary Shares, other awards, cash or other property in an amount determined by reference to appreciation in the fair market value of an Ordinary Share from the date of grant until the date of exercise. The grant price of stock appreciation rights granted under the Employee Plan may not be less than the fair market value of an Ordinary Share on the date of grant, subject to certain exceptions.

•        Restricted Stock:    Restricted stock awards provide for the grant to recipients of Ordinary Shares. In connection with the grant of restricted stock, the Compensation Committee may establish vesting criteria based on performance criteria or such other factors or criteria as the Compensation Committee may determine. A grantee may not transfer any shares of restricted stock until any applicable vesting criteria have been satisfied, and restricted stock may be subject to forfeiture to us if a grantee’s employment or service relationship with us or any of our subsidiaries terminates before the end of the restriction period or if any of the other conditions precedent to the delivery of the Ordinary Shares subject to the award are not satisfied.

•        Restricted Stock Units:    Restricted stock units provide a recipient with the right to receive Ordinary Shares after the vesting or other conditions to the right to receive the Ordinary Shares are satisfied. However, the Compensation Committee may determine that a grantee shall be entitled

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 27

Proposal Five — Increase in Number of Ordinary Shares Under our 2016 Equity Incentive Plan

to dividend equivalent rights with respect to the payment of cash dividends on Ordinary Shares during the period beginning on the date the award is granted and ending on the earlier of the date on which the award is settled or the date on which they are forfeited. In connection with the grant of restricted stock units, the Compensation Committee may establish vesting criteria based on continued employment, performance criteria or such other factors or criteria as the Compensation Committee may determine. Restricted stock units may be subject to forfeiture to us if a grantee’s employment or service relationship with us or any of our subsidiaries terminates before the end of the restriction period or if any of the other conditions precedent to the delivery of the Ordinary Shares subject to the award are not satisfied.

•        Performance Awards:    The Employee Plan authorizes the Compensation Committee to grant performance awards in Ordinary Shares or other awards based on specific performance criteria specified by the Compensation Committee.

•        Cash-based Awards:    The Employee Plan authorizes the Compensation Committee to grant cash-based awards in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Compensation Committee may determine.

•        Other Stock-Based Awards:    In addition to the other types of awards described in this proxy statement, the Employee Plan authorizes the Compensation Committee to grant other stock-based awards, as deemed by the Compensation Committee to be consistent with the terms and conditions of the Employee Plan.

•        Repricing:    The Compensation Committee has the authority, without additional approval by our shareholders, to cancel certain underwater awards and grant new substitution awards covering the same or a different number of Ordinary Shares but with an exercise price per share equal to the fair market value per share on the new grant date, or to amend outstanding underwater awards to reduce the exercise price thereof to the fair market value per share on the date of amendment.

•        Exercise Price:    All options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of an Ordinary Share on the date the option or stock appreciation right is granted, subject to certain exceptions.

•        Adjustments:    In the event of an extraordinary dividend, other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, share exchange, or other similar corporate transaction or event affecting the Ordinary Shares, the Compensation Committee may, in its discretion, adjust the number and kind of shares granted under the Employee Plan, applicable award limits, and the exercise price or purchase price relating to any award.

•        Transferability:    Except as otherwise authorized by the Compensation Committee, no award granted under the Employee Plan may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution.

•        Forfeiture events:    The Compensation Committee may specify that rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but not be limited to, termination of service for cause, whether before or after termination of service, or any accounting restatement due to our material noncompliance with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

•        Change in Control:    In the event of a “Change in Control,” the Compensation Committee, in its sole discretion, may accelerate the vesting of any award or otherwise cause any restrictions on any award to lapse and consider any performance goals and conditions under any award to have been satisfied.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 28

Proposal Five — Increase in Number of Ordinary Shares Under our 2016 Equity Incentive Plan

Subject to certain exceptions, the Employee Plan generally defines a “Change in Control” as follows: (a) the acquisition by any person of beneficial ownership of more than 50% of either the value of our outstanding equity securities or the combined voting power of our then outstanding voting securities entitled to vote generally at the election of directors, (b) the direct or indirect sale or exchange in a single or series of related transactions by our shareholders of securities representing more than fifty percent (50%) of the total combined voting power of our then outstanding securities entitled to vote generally in the election of directors, or a merger or consolidation in which we are a party, or the sale, exchange, or transfer of all or substantially all of our assets, in each case provided our shareholders immediately before the transaction do not retain immediately after the transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of directors or, in the case of a sale of assets, fifty percent (50%) of the entity to which the assets were transferred, or (c) the date specified by the Compensation Committee following approval by the shareholders of a plan of our complete liquidation or dissolution.

•        Amendments:    The Compensation Committee may at any time amend, alter, suspend, discontinue or terminate the Employee Plan. However, without the approval of our shareholders, there shall be (a) no increase in the maximum aggregate number of Ordinary Shares that may be issued under the Plan, (b) no change in the class of persons eligible to receive incentive stock options, and (c) no other amendment of the Employee Plan that would require approval of our shareholders under applicable laws or the rules of any stock exchange on which the Ordinary Shares are listed. No amendment may materially and adversely affect the rights of any grantee with respect to any outstanding award without the consent of that grantee.

Material U.S. Federal Income Tax Consequences.    The U.S. federal income tax consequences of the Employee Plan and the Non-Employee Director Plan, described below, (together, the “Equity Plans”) under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Equity Plans. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

With respect to non-statutory stock options, we generally will be entitled to deduct, and the participant will recognize, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the Ordinary Shares at the time of exercise. With respect to incentive stock options, we generally will not be entitled to a deduction nor will the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax. In addition, if the participant holds an Ordinary Share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Ordinary Share and the participant’s tax basis in that Ordinary Share will be long-term capital gain or loss. If a participant disposes of an Ordinary Share acquired on exercise of an incentive stock option before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the participant generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Ordinary Share on the date the incentive stock option was exercised over the exercise price. If there is a Disqualifying Disposition of an Ordinary Share, we are generally entitled to a deduction in an amount equal to the ordinary income includible in income by the participant.

The current federal income tax consequences of other awards authorized under the Equity Plans generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as non-statutory stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); restricted stock units result in income recognition at such time Ordinary Shares are issued with respect to the RSUs equal to the fair market value of the Ordinary Shares distributed; bonuses, cash and stock-based performance awards, dividend

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 29

Proposal Five — Increase in Number of Ordinary Shares Under our 2016 Equity Incentive Plan

equivalents, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Equity Plans in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (parachute payments) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 may not be permitted to be deducted by us in certain circumstances under Section 162(m) of the U.S. Internal Revenue Code.

If any award constitutes non-qualified deferred compensation under Section 409A of the U.S. Internal Revenue Code, the incentive will be structured with the intent that it will comply with Section 409A to avoid the imposition of additional tax, penalties, and interest on the participant.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the federal, state, local, foreign and other tax consequences of the grant or exercise of an award or the disposition of Ordinary Shares acquired as a result of an award under the Equity Plans.

New Plan Benefits.

We cannot currently determine the total benefits or number of shares subject to awards that may be granted in the future under the Employee Plan to our executive officers and other employees. However, if proposals 5 and 7 are approved by our shareholders, on the date of our Annual Meeting our CEO will receive RSUs, which will vest over 4 years, as indicated in the following table:

Name and Position	Dollar Value(1) ($)	Number of Units
Brett Jackson, Chief Executive Officer(2)	$1,336,500	810,000

____________

(1)      Based on an assumed price of $1.65 per share, which was the closing price of our Ordinary Shares on Nasdaq as of June 24, 2019.

(2)      On April 18, 2019, the Compensation Committee and Board approved a grant to Mr. Jackson of 810,000 RSUs in connection with his employment as our CEO. The RSUs will be issued upon shareholder approval of proposals 5 and 7.

In the event this proposal is not approved by shareholders, the Employee Plan shall remain in effect in accordance with its terms, however, there will be insufficient Ordinary Shares available for the awards above and for future equity awards under the Employee Plan.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of this proposal.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 30

PROPOSAL SIX — INCREASE IN THE NUMBER OF ORDINARY SHARES UNDER THE 2016 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

Introduction

At the Annual Meeting, our shareholders will be asked to approve an increase in the number of Ordinary Shares authorized for issuance under the 2016 Non-Employee Director Equity Incentive Plan and its respective Israeli Appendix (the “Non-Employee Director Plan”) from 400,000 to 1,150,000. As of May 31, 2019, 170,000 Ordinary Shares remained available for the future grant of equity awards under the Non-Employee Director Plan.

The increase in authorized Ordinary Shares under the Non-Employee Director Plan was approved by the Board on June 11, 2019 and will become effective upon receipt of the shareholders’ approval at the Annual Meeting.

The Board believes that the Non-Employee Director Plan has contributed to strengthening the incentive of participating directors (“participating directors”) to achieve the objectives of the Company and its shareholders by encouraging such participating directors to acquire a greater proprietary interest in the Company. However, our Board has determined that the current number of shares authorized for issuance under the Non-Employee Director Plan is insufficient for the stated objectives of the plan. The Board believes that additional Ordinary Shares should be reserved for use under the Non-Employee Director Plan to enable the Company to attract and retain directors through the granting of awards under the Non-Employee Director Plan. No new plan benefits have been granted to date, and future awards under the Non-Employee Director Plan are not yet determinable, except as provided in the table under “New Plan Benefits.” In the event that the required vote to approve the increase to the Non-Employee Director Plan is not obtained, such increase will not become effective and we will not be able to continue to make grants of awards pursuant to the terms of the Non-Employee Director Plan as currently in effect.

In setting the number of proposed additional Ordinary Shares issuable under the Non-Employee Director Plan, the Compensation Committee considered a number of factors including: Ordinary Shares currently available under the Non-Employee Director Plan and how long the Ordinary Shares available (both currently and assuming the approval by the shareholders of this proposal) are expected to last; historical equity award granting practices; impact of equity awards under the Non-Employee Director Plan and expected value transfer and dilution.

Proposal

Shareholders are being asked to adopt the following resolution:

“RESOLVED, to approve an increase in the number of Ordinary Shares reserved for issuance under the Non-Employee Director Plan from a total of 400,000 Ordinary Shares to a total of 1,150,000 Ordinary Shares.”

Vote Required

The proposal requires a majority of the total votes cast at the Annual Meeting to be voted in favor of the proposal. Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Summary of the Non-Employee Director Plan

The following is a summary of the material terms of the Non-Employee Director Plan, as amended by the proposed amendment. This summary is not complete and is qualified in its entirety by reference to the full text of the Employee Plan as proposed to be amended and restated, attached to this proxy statement as Appendix B.

Purpose.    The purpose of the Non-Employee Director Plan is to advance the interests of our Company and our shareholders by providing an incentive to attract, retain and reward persons performing services for our Company, subsidiaries and affiliates and to motivate such persons to contribute to the growth and profitability of our Company, subsidiaries and affiliates. The Non-Employee Director Plan was approved by the shareholders on December 22, 2016.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 31

Proposal Six — Increase in Number of Ordinary Shares Under our 2016 Non-Employee Director Equity Incentive Plan

Administration.    The Non-Employee Director Plan is administered by the Compensation Committee. Subject to the provisions of the Non-Employee Director Plan and applicable law, the Compensation Committee has the authority to determine, among other things, to whom awards may be granted; the number of Ordinary Shares to which an award may relate; the exercise price for each share; the vesting period of the award and the terms, conditions and restrictions thereof, including accelerated vesting on change in control provisions; to amend provisions relating to the plan; and all other determinations deemed necessary or advisable for the administration of the plan.

Eligibility and Number of Shares.    We currently have approximately 170,000 authorized and unissued Ordinary Shares reserved for issuance under the Non-Employee Director Plan. Subject to the approval of this proposal, an additional 750,000 Ordinary Shares will be available under the Non-Employee Director Plan. In total, if this proposal is approved, 1,150,000 Ordinary Shares shall be reserved for issuance under the Non-Employee Director Plan.

Description of Terms.    A brief description of the terms of the Non-Employee Director Plan appears below. The following description is qualified in its entirety by reference to the text of the Non-Employee Director Plan, as filed with the SEC.

•        Plan Effective Date:    December 22, 2016.

•        Plan Termination Date:    10 years (December 22, 2026).

•        Eligible Participants:    Directors who are not employees of the Company, its subsidiaries or affiliates. As of the date of this proxy statement, our ten directors are eligible to participate in the Non-Employee Director Plan.

•        Shares Authorized:    1,150,000 Ordinary Shares, after giving effect to the proposed increase.

•        Award Types:

•        Stock Options:    Options granted under the Non-Employee Director Plan are non-statutory options, meaning they do not qualify as an incentive stock option within the meaning of Section 422(b) of the Code. Grantees of options receive the right to purchase a specified number of Ordinary Shares at a specified exercise price and subject to the terms and conditions as are specified in the award agreement. The exercise price of options granted under the Non-Employee Director Plan may not be less than the fair market value of the Ordinary Shares on the date of grant, subject to certain exceptions. The Compensation Committee will determine at the time of grant when each option becomes exercisable. Payment of the exercise price of an option may be in cash, withholding shares otherwise issuable with the consent of the Compensation Committee or such other method of payment permitted by the Compensation Committee. The options will expire at such time as the Compensation Committee determines. On June 24, 2019, the closing price of our Ordinary Shares on Nasdaq was $1.65.

•        Stock Appreciation Rights:    A stock appreciation right is an award entitling the holder on exercise to receive Ordinary Shares, other awards, cash or other property in an amount determined by reference to appreciation in the fair market value of an Ordinary Share from the date of grant until the date of exercise. The grant price of stock appreciation rights granted under the Non-Employee Director Plan may not be less than the fair market value of an Ordinary Share on the date of grant, subject to certain exceptions.

•        Restricted Stock:    Restricted stock awards provide for the grant to recipients of Ordinary Shares. In connection with the grant of restricted stock, the Compensation Committee may establish vesting criteria based on service requirements or such other factors or criteria as the Compensation Committee may determine. A grantee may not transfer any shares of restricted stock until any applicable vesting criteria have been satisfied, and restricted stock may be subject to forfeiture to the Company if a grantee’s employment or service relationship with the Company or any of its subsidiaries terminates before the end of the restriction period or if any of the other conditions precedent to the delivery of the Ordinary Shares subject to the award are not satisfied.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 32

Proposal Six — Increase in Number of Ordinary Shares Under our 2016 Non-Employee Director Equity Incentive Plan

•        Restricted Stock Units:    Restricted stock units provide a recipient with the right to receive Ordinary Shares after the vesting or other conditions to the right to receive the Ordinary Shares are satisfied. However, the Compensation Committee may determine that a grantee shall be entitled to dividend equivalent rights with respect to the payment of cash dividends on Ordinary Shares during the period beginning on the date the award is granted and ending on the earlier of the date on which the award is settled or the date on which they are forfeited. In connection with the grant of restricted stock units, the Compensation Committee may establish vesting criteria based on continued employment, performance criteria or such other factors or criteria as the Compensation Committee may determine. Restricted stock units may be subject to forfeiture to the Company if a grantee’s employment or service relationship with the Company or any of its subsidiaries terminates before the end of the restriction period or if any of the other conditions precedent to the delivery of the Ordinary Shares subject to the award are not satisfied.

•        Cash-based Awards:    The Non-Employee Director Plan authorizes the Compensation Committee to grant cash-based awards in such amounts and upon such terms and conditions as the Compensation Committee may determine.

•        Other Stock-Based Awards:    In addition to the other types of awards described in this proxy statement, the Non-Employee Director Plan authorizes the Compensation Committee to grant other stock-based awards, as deemed by the Compensation Committee to be consistent with the terms and conditions of the Non-Employee Director Plan.

•        Repricing:    The Compensation Committee shall have the authority, without additional approval by our shareholders, to cancel certain underwater awards and grant new substitution awards covering the same or a different number of Ordinary Shares but with an exercise price per share equal to the fair market value per share on the new grant, or to amend outstanding underwater awards to reduce the exercise price thereof to the fair market value per share on the date of amendment.

•        Exercise Price:    All options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of an Ordinary Share on the date the option or stock appreciation right is granted, subject to certain exceptions.

•        Adjustments:    In the event of an extraordinary dividend, other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, share exchange, or other similar corporate transaction or event affecting the Ordinary Shares, the Compensation Committee may, in its discretion, adjust the number and kind of shares granted under the Non-Employee Director Plan, applicable award limits, and the exercise price or purchase price relating to any award.

•        Transferability:    Except as otherwise authorized by the Compensation Committee, no award granted under the Non-Employee Director Plan may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution.

•        Forfeiture events:    The Compensation Committee may specify that rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of service for cause, whether before or after termination of service, or any accounting restatement due to our material noncompliance with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

•        Change in Control:    In the event of a “Change in Control,” each outstanding award shall become immediately exercisable and vested in full and shall be settled immediately prior to the consummation of the Change in Control, subject to certain limitations.

Subject to certain exceptions, the Non-Employee Director Plan generally defines a “Change in Control” as follows: (a) the acquisition by any person of beneficial ownership of more than 50% of either the

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 33

Proposal Six — Increase in Number of Ordinary Shares Under our 2016 Non-Employee Director Equity Incentive Plan

value of our outstanding equity securities or the combined voting power of our then outstanding voting securities entitled to vote generally at the election of directors, (b) the direct or indirect sale or exchange in a single or series of related transactions by our shareholders of securities of the Company representing more than fifty percent (50%) of the total combined voting power of our then outstanding securities entitled to vote generally in the election of directors, or a merger or consolidation in which we are a party, or the sale, exchange, or transfer of all or substantially all of our assets, in each case provided the our shareholders immediately before the transaction do not retain immediately after the transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of directors or, in the case of a sale of assets, fifty percent (50%) of the entity to which the assets were transferred, or (c) the date specified by the Compensation Committee following approval by the shareholders of a plan of our complete liquidation or dissolution.

•        Amendments:    The Compensation Committee may at any time amend, alter, suspend, discontinue or terminate the Non-Employee Director Plan. However, without the approval of our shareholders, there shall be (a) no increase in the maximum aggregate number of Ordinary Shares that may be issued under the Non-Employee Director Plan, (b) no change in the class of persons eligible to receive awards, and (c) no other amendment of the Non-Employee Director Plan that would require approval of our shareholders under applicable laws or the rules of any stock exchange on which the Ordinary Shares are listed. No amendment may materially and adversely affect the rights of any grantee with respect to any outstanding award without the consent of that grantee.

See “Material U.S. Federal Income Tax Consequences” described under proposal 5 for a description of the material U.S. federal income tax consequences under the Non-Employee Director Plan.

New Plan Benefits.

Our non-executive directors are the only participants in the Non-Employee Director Plan. We cannot currently determine the total benefits or number of shares subject to awards that may be granted in the future under the Non-Employee Director Plan. However, if proposals 6 and 7 are approved by the shareholders we anticipate that on the date of our Annual Meeting our non-executive directors will receive RSUs as indicated in the following table:

Name and Position	Dollar Value(1) ($)	Number of Units
Non-Executive Director Group(2)	$361,350	219,000

____________

(1)      Based on an assumed price of $1.65 per share, which was the closing price of our Ordinary Shares on Nasdaq as of June 24, 2019.

(2)      Subject to shareholder approval of proposals 6 and 7, as of the date of our Annual Meeting, each current non-executive director will receive a grant of 20,000 RSUs, the Chairman will receive a grant of 25,000 RSUs, the Lead Director will receive a grant of 30,000 RSUs and the Chair of the Audit Committee will receive a grant of an additional 4,000 RSUs.

In the event this proposal is not approved by shareholders, the Non-Employee Director Plan shall remain in effect in accordance with its terms, however, there will be insufficient Ordinary Shares available for the awards above and for future equity awards under the Non-Employee Director Plan.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of this proposal.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 34

Equity Compensation Plan Information

Equity Compensation Plans

The following table gives information about our Ordinary Shares that may be issued under our existing equity compensation plans as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options and RSUs	Weighted- average exercise price of outstanding options(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
2016 Equity Incentive Plan	6,636,645	$2.19	1,755,919
2016 Non-Employee Director Equity Incentive Plan	543,337	$2.11	270,214
Total	7,179,982	$2.19	2,026,133

____________

(1)      Reflects the weighted-average exercise price of outstanding options only, because there is no exercise price associated with the vesting of RSUs.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 35

PROPOSAL SEVEN — INCREASE IN THE NUMBER OF AUTHORIZED ORDINARY SHARES AND AUTHORIZED SHARE CAPITAL AND AN AMENDMENT TO OUR ARTICLES OF ASSOCIATION TO REFLECT SUCH INCREASE

On June 11, 2019, the Board approved an amendment to Article 3.1 of our Articles of Association to increase our authorized share capital from NIS 11,303,001 divided into 75,353,340 Ordinary Shares to NIS 16,500,000 divided into 110,000,000 Ordinary Shares. The Board determined that this amendment is in the best interests of the Company and our shareholders and recommends its approval by our shareholders.

A copy of the Articles of Association, as proposed to be amended and restated, is attached hereto as Appendix C.

Purpose

Under the Companies Law, a company may not issue shares in excess of its registered share capital. The Company wishes to have a sufficient reserve of authorized but unissued Ordinary Shares available for corporate purposes, including without limitation, future offerings of its Ordinary Shares, additional grants of securities to grantees eligible under the Equity Plans or any other option plan which may be adopted by the Company in the future, and potential strategic purposes. The Board believes that it is in the best interests of the Company to increase the number of authorized Ordinary Shares in order to give us greater flexibility in considering and planning for potential business needs. In addition, as discussed below, an increase in the number of authorized Ordinary Shares would allow us to reserve additional Ordinary Shares resulting from the proposed increase in authorized Ordinary Shares for issuance under our Equity Plans. The increase is not otherwise being proposed in connection with any specific matter.

Our Board may issue additional Ordinary Shares only if the action is permissible under Israeli law, and the rules of the Nasdaq Capital Market on which our Ordinary Shares are quoted.

Of the 75,353,340 Ordinary Shares that are authorized for issuance as of May 31, 2019, 54,465,357 Ordinary Shares are outstanding and 20,887,983 are reserved for issuance. The 20,887,983 Ordinary Shares that we have reserved for issuance are comprised of (1) 7,474,230 Ordinary Shares issuable upon exercise of outstanding stock options; (2) 1,670,128 Ordinary Shares issuable upon the exercise of warrants issued in connection with the July 30, 2014 offering; (3) 2,785,256 Ordinary Shares issuable upon the conversion of notes issued in connection with the December 5, 2018 offering, and (4) 941,882 shares underlying unvested RSUs. As of May 31, 2019, we could also issue up to 437,889 Ordinary Shares that are reserved for issuance under our Equity Plans. However, proposals 5 and 6, as described in this proxy statement, request that shareholders approve an increase in the number of Ordinary Shares reserved for issuance under the Equity Plans. Consequently, if both proposals 5 and 6 are adopted, we would not have any additional unreserved and issuable Ordinary Shares.

We plan to reserve 7,750,000 of the additional Ordinary Shares resulting from the proposed increase in authorized Ordinary Shares for issuance under our Equity Plans in the amounts set forth in proposals 5 and 6. We have no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the remaining additional Ordinary Shares resulting from the proposed increase in authorized Ordinary Shares. These additional Ordinary Shares will be available for issuance by the Board for various corporate purposes, including but not limited to, stock splits, stock dividends, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations, as well as other general corporate transactions, although the Company has no present plans to use them in any such regard. Having these additional authorized Ordinary Shares available for future use will allow the Company to issue additional Ordinary Shares without the expense and delay of arranging a special meeting of shareholders.

As of May 31, 2019, our outstanding capital stock consisted of 54,465,357 million Ordinary Shares. No other shares of any class or series were issued and outstanding as of May 31, 2019.

Possible Effects of the Amendment and Additional Anti-takeover Consideration

If the amendment to the Articles of Association is approved, the additional authorized Ordinary Shares would be available for issuance at the discretion of the Board and without further shareholder approval, except as may be required by law or the Nasdaq Listing Rules. The additional shares of authorized Ordinary Shares would have

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 36

Proposal Seven — Increase in Number of Authorized Ordinary Shares and Authorized Share Capital and Amendment to our Articles of Association to Reflect Such Increase

the same rights and privileges as the shares of Ordinary Shares currently issued and outstanding. Holders of our Ordinary Shares have no preemptive rights.

The issuance of additional shares of Ordinary Shares stock may, among other things, have a dilutive effect on earnings per share and on shareholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Ordinary Shares, or the perception that these sales might occur, could adversely affect the prevailing market price of our Ordinary Shares or limit our ability to raise additional capital.

Although this proposal to increase the authorized number of Ordinary Shares has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the shareholders might otherwise receive a premium for their Ordinary Shares over then current market prices. The Company would be able to use the additional Ordinary Shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could sell Ordinary Shares in a private transaction to purchasers who would oppose a takeover or favor the current Board.

In addition, certain provisions of the Israeli Companies Law or our Articles of Association may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board. Those provisions include: (i) limiting the ability of our shareholders to convene general meetings of the Company; (ii) controlling procedures for the conduct of shareholder and Board meetings, including quorum and voting requirements; and (iii) the election and removal of directors. Moreover, the requirement under the Israeli Companies Law to have at least two External Directors, who cannot readily be removed from office, may make it more difficult for shareholders who oppose the policies of the Board to remove a majority of the then-current directors from office quickly. It may also, in some circumstances, together with the other provisions of our Articles of Association and Israeli law, deter or delay potential future merger, acquisition, tender or takeover offers, proxy contests or changes in control or management of the Company, some of which could be deemed by certain shareholders to be in their best interests and which could affect the price some investors are willing to pay for our Ordinary Shares.

Proposal

Shareholders are being asked to approve an increase in the Company’s share capital from NIS 11,303,001 divided into 75,353,340 Ordinary Shares to NIS 16,500,000 divided into 110,000,000 Ordinary Shares, effective as of the shareholders’ approval.

If the above proposed increase in the Company’s share capital is approved by the shareholders of the Company, then Article 3.1 of our Articles of Association shall be amended, effective as of the shareholders’ approval, to read as follows:

“The authorized share capital of the Company is NIS 16,500,000 divided into 110,000,000 Ordinary Shares of nominal value NIS 0.15 per share (“Ordinary Shares”).”

Shareholders are being asked to adopt the following resolution:

“RESOLVED, that the Company’s registered share capital be increased from NIS 11,303,001 divided into 75,353,340 Ordinary Shares to NIS 16,500,000 divided into 110,000,000 Ordinary Shares and that Article 3.1 of the Company’s Articles of Association be amended accordingly.”

Vote Required

The proposal requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares represented at the Annual Meeting, in person or by proxy, and voting thereon. Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of this proposal.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 37

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table identifies our current executive officers, their ages and their respective positions.

Name	Age	Position
Brett Jackson	60	Chief Executive Officer
Atif Ahmed	45	Vice President Sales, EMEA
Boris Bogod	44	Vice President, Global Cloud Operations
Richard Ford	49	Chief Technology Officer
Einat Glik	39	Vice President, Engineering
Lior Kohavi	49	Chief Strategy Officer & EVP, Advanced Solutions
Dan Maier	55	Vice President, Marketing
Eva Markowitz	45	Vice President, Human Resources
J. Michael Myshrall	49	Chief Financial Officer
Eric Spindel	42	Vice President, General Counsel and Corporate Secretary
Sigurdur Stefnisson	44	Vice President, Detection
Michael Tamir	45	Vice President, Global Support Services

Brett Jackson joined Cyren in May 2019 as our Chief Executive Officer. Previously, he served as Chief Executive Officer of Digital Reasoning, an artificial intelligence analytics software company, from April 2017 to February 2019. Prior to Digital Reasoning, Mr. Jackson was Chief Executive Officer of Logi Analytics from December 2008 to April 2016 and Chairman of Logi Analytics from May 2016 to October 2017. Earlier, Mr. Jackson was Chief Executive Officer of Digital Harbor and eSecurity, and previously served as Chief Operating Officer of Cybertrust (acquired by Verizon) and Axent Technologies (acquired by Symantec).

Atif Ahmed joined Cyren in July 2016 and is responsible for overseeing sales, services, strategic channels and alliances in the Europe, Middle East and Africa (EMEA) region for Cyren, as well as driving additional business in new EMEA territories. With more than 20 years of experience in the security space, Ahmed most recently served in senior sales leadership positions at AppSense from January 2015 to July 2016, Websense from April 2011 to January 2015 and Check Point Software from June 2004 to June 2010. He also previously held sales management roles in the security business unit at Azlan and at Acer UK. Mr. Ahmed holds a holds a B.Sc. in Computing from the University West of England.

Boris Bogod joined Cyren in August 2017 and is responsible for the infrastructure and operation of Cyren’s global security cloud. He brings to the task over 20 years of experience deploying, managing and optimizing IT networks and the delivery of cloud services. Mr. Bogod joined Cyren from Sears Israel (subsidiary of SHC) where he served as Director of Operations and then Vice President of Operations from August 2010 to August 2017, and previously held senior operations and infrastructure management positions for several Web based companies including ICAP, Playtech and others. Mr. Bogod holds a B.Sc. in Industrial Engineering and Management (specialization in Information Systems) from Ben-Gurion University in the Negev.

Dr. Richard Ford joined Cyren in May 2019. Dr. Ford was previously Chief Scientist and Chief Technology Officer at Forcepoint, a developer and marketer of cybersecurity software, from January 2016 to April 2019. He spent over 20 years as a researcher of anti-malware and advanced threat detection technologies for various companies. During his career, Dr. Ford has held positions with Virus Bulletin, IBM Research, Command Software Systems, and NTT Verio. He has published numerous papers and holds several patents in the security area, and held an endowed chair as Head of the Computer Sciences and Cybersecurity Department at the Florida Institute of Technology (July 2004-July 2015). Dr. Ford holds a Bachelor’s, Master’s and D.Phil. in Physics from the University of Oxford.

Einat Glik joined Cyren in April 2012 and is responsible for running Cyren’s global engineering team. Since joining Cyren in 2012, she has managed the product development of our WebSecurity and EmailSecurity services. Prior to joining Cyren, she oversaw product management and authentication with SafeNet and research and development activities with SanDisk. Ms. Glik holds a degree in Computer Science from the Academic College of Tel-Aviv-Yafo.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 38

Information Concerning Executive Officers

Lior Kohavi joined Cyren in June 2013 as Chief Technology Officer and was appointed as Chief Strategy Officer & EVP, Advanced Solutions in May 2019. Mr. Kohavi brings over 25 years of vast experience as an engineer, product and technology executive. Previously, Mr. Kohavi held multiple leadership roles, including business strategy architect and partner group manager at Microsoft, VP and GM at Websense, VP Engineering and EVP product management and strategy at Whale Communications (Microsoft acquired). Mr. Kohavi also served as a GM at Cylink VPN Labs and led the development of cryptographic network security products at Algorithmic Research (Cylink acquired) and served as head of the Israel Air Force’s Network and Operations Systems Department. Mr. Kohavi holds a B.A. degree in computer science from Bar-Ilan University and an Executive MBA from Tel Aviv University.

Dan Maier joined Cyren in November 2015 and is responsible for Cyren’s global marketing activities, including corporate marketing, product marketing, demand generation and public relations. He has more than two decades of experience in senior marketing roles in the technology sector, most recently serving as senior director of product marketing at Zscaler from September 2014 to November 2015. He previously held vice president of marketing positions at Tumbleweed, Convirture and DecisionView, among others. Mr. Maier holds a bachelor’s degree in economics from Stanford University and an MBA from UCLA.

Eva Markowitz, SPHR, SWP, SHRM-SCP, joined Cyren as Vice President Human Resources in October 2013. With more than 15 years of Human Resource leadership, Ms. Markowitz orchestrates the management and development of Cyren’s most valuable asset: its employees. She previously worked as Human Resources Director for the Analysis Research Planning Corporation (ARPC). She has also held positions with Thomas & Herbert Consulting, LLC, and SteelCloud. Ms. Markowitz received her B.A. from the University of Maryland.

J. Michael Myshrall joined Cyren in January 2011 serving as Vice President of Corporate Development and subsequently served as Vice President of Financial Planning & Analysis. Since March 2014, Mr. Myshrall has been the company’s Chief Financial Officer. Mr. Myshrall brings two decades of investment banking, business development and technology experience. Prior to joining Cyren, he focused on technology strategy, financial advisory and mergers and acquisitions, first with Mercator Capital and more recently with Trilos Ventures. Mr. Myshrall previously held various roles with Nortel, Newbridge Networks, Corvis, and Civcom. He holds a degree in electrical engineering from the University of New Brunswick and an MBA from Harvard Business School.

Eric Spindel joined Cyren in May 2016 as General Counsel and Corporate Secretary. Mr. Spindel is responsible for all legal, regulatory, compliance, and corporate governance functions for Cyren. Before joining Cyren, he was a partner at Yigal Arnon & Co., one of Israel’s leading law firms from September 2011 to April 2016. Mr. Spindel previously practiced corporate and securities law for a number of years at Skadden, Arps, Slate, Meagher & Flom LLP and Davies Ward Phillips & Vineberg LLP, and also served as internal counsel for a private equity firm. He received a joint JD/MBA degree from Osgoode Hall Law School/Schulich School of Business in Toronto, Canada.

Sigurdur Stefnisson joined Cyren in October 2012 through the acquisition of FRISK, and serves as Cyren’s Vice President of Detection. Mr. Stefnisson joined FRISK in 1996 and contributed to the development of numerous state-of-the-art cybersecurity innovations and has become an authority in the field of advanced threat protection. Mr. Stefnisson oversees all the Advanced Threat Lab and malware research, which is integral in our development of next-generation cybersecurity solutions. He is active in the global security community as a reporter for the Wildlist Organization and as a member of CARO (Computer Antivirus Research Organization) whose mission is to research and study malware.

Michael Tamir first joined Cyren in 2000 and is responsible for Cyren’s global support, deployment and customer success teams. He has previously served as director of security solutions, director of technical services, and director of professional services at Cyren over the past 13 years. Prior to joining the company, Mr. Tamir spent six years in various system administrator and IT manager roles.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 39

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation paid by us in the past two fiscal years to: (i) our former Chief Executive Officer; (ii) our Chief Strategy Officer & EVP, Advanced Solutions who served as our Chief Technology Officer during 2018; and (iii) our Vice President Sales, EMEA. We refer to the persons listed in (i) through (iii) collectively as our named executive officers or NEOs.

Name and Principal Position	Year	Salary		Bonus		Stock Awards(1)	Option Awards(1)		Non-Equity Incentive Plan Compensation		All Other Compensation(5)		Total
Lior Samuelson	2018	312,000		84,600	(2)	115,000	322,366	(3)	—		30,142		864,107
Former Chief Executive Officer	2017	300,000		70,380		—	114,526		—		26,046		510,952
Lior Kohavi	2018	248,562	(6)	341,052	(2)(6)	338,900	—		—		37,409	(6)	965,923
Chief Strategy Officer & EVP, Advanced Solutions	2017	238,111		75,011		—	38,175		—		39,348		390,645
Atif Ahmed	2018	191,835	(6)	—		46,000	—		303,164	(4)(6)	46,403	(6)	587,402
Vice President Sales, EMEA	2017	193,394		—		—	—		193,868		48,179		435,441

____________

(1)      The amounts shown represent the estimated aggregate grant date fair value of the awards made in each fiscal year relating to RSUs and options granted to the NEOs. The aggregate grant date fair value of these awards is computed in accordance with FASB ASC Topic 718. Assumptions used in determining the aggregate grant date fair value of RSU and option awards are set forth in Note 2 in our financial statements in our Annual Report on Form 20-F (for fiscal year 2017) and in Note 2 in our financial statements, which are included in our 2018 Annual Report (for fiscal year 2018). The stock awards represent the grant date fair value of awards to (i) Mr. Samuelson of 50,000 RSUs, (ii) Mr. Kohavi of 118,000 RSUs and (iii) Mr. Ahmed of 20,000 RSUs. Each of the RSU grants vests in four equal annual installments beginning on January 25, 2019, except for 90,000 of the RSUs granted to Mr. Kohavi which vest in four equal annual installments beginning on September 20, 2019.

(2)      These amounts represent bonuses earned by Mr. Samuelson and Mr. Kohavi during 2018 in accordance with their employment agreements and pursuant to the Company’s Compensation Policy.

(3)      This amount represents the grant date fair value of an award of 275,000 options to Mr. Samuelson, one quarter of which will vest and become exercisable on August 28, 2019. The remaining options will vest and become exercisable in equal monthly installments for the next 36 months thereafter.

(4)      This amount represents commission earned in 2018 based on the achievement of pre-established sales targets.

(5)      Includes Social Security and Medicare paid by the Company, pension fund, 401(k) match, severance pay fund, health insurance premiums, in the case of Mr. Kohavi, study fund, and in the case of Mr. Ahmed, car allowance.

(6)      In the case of Mr. Ahmed, converted from British Pound to U.S. Dollars using currency ratio of 1.00 British Pound Sterling = 1.2789 U.S. Dollars as of December 31, 2018. In the case of Mr. Kohavi, converted from Israeli Shekel to U.S. Dollars using currency ratio of 1.00 Israeli Shekel = 0.2668 U.S. Dollars as of December 31, 2018

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 40

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table

Executive Compensation Policy

On August 28, 2018, our shareholders approved the Cyren Executive Compensation Policy (the “Compensation Policy”), which had been recommended by the Compensation Committee and approved by the Board, for our directors and officers, in accordance with the requirements of the Companies Law. The Compensation Policy includes, among other matters prescribed by the Companies Law, a framework for establishing the terms of office and employment of the directors and officers and guidelines with respect to the structure of the variable pay of officers.

The Compensation Policy provides that the compensation package for officers shall generally consist of some or all of the following items:

•        Fixed base salary;

•        Performance-based rewards (Annual, Special and Signing Bonuses);

•        Equity-based compensation;

•        Social benefits; and

•        Retirement and termination payment.

In particular, the Compensation Policy, (i) sets an annual cap of US$450,000 for the annual base salary for officers (including the CEO); (ii) sets an annual cap of 600% of the annual base salary on equity based compensation to current officers or a one-time grant of up to 5% of our outstanding shares at the date of grant for new executive hires; and (iii) sets an annual cap of 200% of the annual base salary for performance based cash awards (which may include any combination of annual bonus, special bonus in recognition of outstanding contributions and/or signing bonus for new hires).

With respect to bonuses, the calculation for each officer is a product of our performance and individual performance and the Compensation Policy further provides that the majority of any cash bonus must be based on measurable criteria (i.e. financial measures or individual performance criteria while a smaller portion may be discretionary. Equity based compensation may be granted in any form permitted under our Equity Plans, including stock options and RSUs. Equity grants to officers shall be made in accordance with the terms of the Equity Plans.

The Compensation Policy also includes a claw back provision which provides that officers will be required to refund any part of the annual performance-based bonuses paid based on financial results that are proven to be inaccurate and which are restated in the financial statements during the three years following the actual payment of the annual bonus, provided the officer is still employed by us upon publication of the restated financial statements.

We may indemnify, insure and exculpate the officers to the full extent permitted by applicable law from time to time, including by entering into indemnification, insurance and exculpation agreements, subject to the requisite approvals under applicable law.

Finally, the Compensation Policy provides that non-employee directors may be compensated up to the maximum pay allowable under Israeli law unless our shareholders approve higher compensation from time to time.

Our Compensation Committee will periodically review the Compensation Policy and monitor its implementation, and recommend to our Board and shareholders to amend the Compensation Policy as it deems necessary from time to time. The term of the Compensation Policy is three years as of the date of its adoption, during which, the Board is required to examine the Policy and revise it from time to time, if the circumstances under which it had been adopted have materially changed. Following such three year term, the Compensation Policy, including any revisions recommended by our Compensation Committee and approved by our Board, as applicable, will be brought once again to the shareholders for approval.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 41

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table

Employment Agreements; Termination and Change in Control Provisions

We have entered into employment agreements with each of our named executive officers. A summary of the material terms of our current employment arrangements with each of these officers is set forth below. The summaries below are qualified in their entirety by reference to the text of their employment agreements, which were filed with our 2018 Annual Report.

Mr. Samuelson Letter Agreement

Pursuant to the terms of a letter agreement dated November 19, 2013 between the Company and Mr. Samuelson, he became our chief executive officer effective upon shareholder approval on December 23, 2013. Effective May 6, 2019, Mr. Samuelson stepped down as our CEO upon the appointment of Mr. Jackson as our new CEO. Mr. Samuelson continues to serve as Chairman of our Board, a position he has held since August 2010.

Under this letter agreement, Mr. Samuelson’s employment was on an at-will basis and could be terminated by either party upon 30 days’ advance written notice, except in the case of termination for “Good Cause”. Mr. Samuelson was entitled to the following compensation:

•        An initial annual base salary of $252,000, with any subsequent base salaries to be set in advance of the subsequent anniversaries of his start date;

•        Annual Management by Objectives (MBO) bonus of $90,000; and

•        A grant of 360,000 stock options under the Company’s stock option plan.

In connection with his employment with our Company, Mr. Samuelson also signed a non-disclosure agreement and inventions assignment.

Mr. Samuelson’s letter agreement granted him certain rights upon termination of his employment. In connection with any termination other than for “Good Cause” or disability:

•        Mr. Samuelson’s severance payment was a multiple of six times (6x) his monthly base salary at the time notice of termination was given, plus one half of the annual allotment of vacation days, payable within 45 days;

•        Mr. Samuelson was to receive payment for the costs securing continued medical, dental and vision coverage through COBRA (or the relevant state equivalent, if applicable) for a period of up to six months following termination, subject to certain conditions, payable within 45 days;

•        Mr. Samuelson’s options that would have vested in the six months following termination were to be accelerated and deemed vested;

•        Mr. Samuelson would have been entitled to receive a pro rata payment of any bonuses earned, including the annual MBO bonus, for the part of the year he worked; and

•        The option exercise period for all of Mr. Samuelson’s stock options that would have vested at the termination date were to be extended to end on the 180th calendar day following the termination date (but no later than the expiration date of the term of such options as set forth in the option agreement(s)).

Under Mr. Samuelson’s letter agreement, “Good Cause” meant (i) an action by Mr. Samuelson involving a willful and wholly wrongful act; (ii) his being convicted of, or pleading guilty to, a felony; (iii) an intentional, material and substantial violation by Mr. Samuelson of a Company rule, regulation, policy or procedure; or (iv) a substantial and material neglect by Mr. Samuelson of his duties.

Mr. Kohavi Letter Agreement

Pursuant to the terms of a letter agreement dated May 16, 2013 between the Company and Mr. Kohavi, he became our Chief Technical Officer on June 1, 2013.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 42

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table

Under this agreement, Mr. Kohavi’s employment is on an at-will basis and can be terminated by either party upon 90 days’ advance written notice, except in the case of termination for “Good Cause”. Mr. Kohavi was entitled to the following compensation:

•        An annual base salary of 744,000 ILS;

•        Annual Management by Objectives (MBO) bonus in the amount of 30% of base salary;

•        A grant of 270,000 stock options under the Company’s stock option plan; and

•        Benefits including a study fund stipend in the amount of 7.5% of base salary.

In connection with his employment with our Company, Mr. Kohavi also signed a non-disclosure agreement and inventions assignment.

In connection with any termination of Mr. Kohavi’s employment other than for “Good Cause” or disability, he will receive his salary and the standard contractual social benefits he is entitled to receive during the notice period.

Under Mr. Kohavi’s employment agreement, “Good Cause” means (i) a breach of the employment agreement committed by Mr. Kohavi; (ii) him acting in a dishonest and/or disloyal manner towards the Company; or (iii) him being convicted of an offense involving moral turpitude and/or any other offense whose circumstances, ethically, are such that the Company will be of the opinion that his continued employment will cause the Company damages.

On May 20, 2019, we promoted Mr. Kohavi to the newly created position of Chief Strategy Officer & EVP, Advanced Solutions of the Company. To reflect his increased level of responsibility and leadership in the Company, in connection with his promotion Mr. Kohavi’s annual base salary was increased to NIS 1,066,441 and his annual MBO (bonus) target was increased to 45%.

Mr. Ahmed Letter Agreement

Pursuant to the terms of an employment contract dated June 29, 2016 between the Company and Mr. Ahmed, he became our Vice President, Sales - EMEA on July 11, 2016.

Under this agreement, Mr. Ahmed’s employment is on an at-will basis and can be terminated by either party upon 90 days’ advance written notice, except in the case of termination for “Good Cause”. Mr. Ahmed was entitled to the following compensation:

•        An annual base salary of £150,000, with any subsequent base salaries to be reviewed at the beginning of each calendar year;

•        Annual variable commission targets of £150,000 per year, based on the achievement of sales targets to be set annually;

•        A grant of 140,000 stock options under the Company’s stock option plan; and

•        Benefits including private medical insurance coverage of up to £19,200 per year, car allowance of £10,000 per year, and pension contribution of £5,000 per year.

In connection with his employment with our Company, Mr. Ahmed’s agreement also includes non-disclosure and inventions assignment undertakings.

Mr. Ahmed’s agreement grants him certain rights upon termination of his employment. In connection with any termination other than for “Good Cause” or disability:

•        Mr. Ahmed will receive his salary and the standard contractual social benefits he is entitled to receive during the notice period, whether he continues to perform his duties during the notice period or whether placed on ‘garden leave’ by the Company;

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 43

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table

•        Under Mr. Ahmed’s employment agreement, “Good Cause” means (i) an action by Mr. Ahmed involving gross misconduct which affects the business of the Company; (ii) a serious or repeated breach by him of any provision of his employment agreement or a violation by him of a reasonable and lawful Company rule; (iii) him being negligent and incompetent in the performance of his duties, as reasonably determined by the Board; (iv) him being declared bankrupt or if he makes any arrangement with or for the benefit of his creditors or has a county court administration order made against him under the County Court Act 1984; (v) him being convicted of any criminal offence (other than an offence under any road traffic legislation in the United Kingdom or elsewhere for which a fine or non-custodial penalty is imposed); (vi) him becoming of unsound mind (which includes lacking capacity under the Mental Capacity Act 2005), or a patient under any statute relating to mental health; (vii) him no longer being able to work in the United Kingdom; (viii) him committing any fraudulent or dishonest acts or him acting in any manner which in the opinion of the Company brings or is likely to bring him or the Company into disrepute or is materially adverse to the interests of the Company; (ix) him committing a serious breach of any rules issued by the Company from time to time regarding its electronic communications systems.

New CEO Compensation and Employment Agreement

As discussed above, our Board appointed Mr. Jackson to serve as our new CEO, effective May 6, 2019. Pursuant to his employment agreement, dated April 23, 2019, Mr. Jackson will receive an annual base salary of $365,000 and is entitled to receive an annual bonus of up to $225,000 based on pre-determined performance targets approved by the Compensation Committee and Board. In connection with his employment, on May 6, 2019, Mr. Jackson was granted 1,080,000 options, of which 1/4 will vest on the one-year anniversary of the grant date and, thereafter, 1/36 of the remaining options will vest each month over the following 36 months, subject to his continued service with our Company through each vesting date. If proposal 5 is approved by the shareholders, Mr. Jackson will also be granted 810,000 RSUs, which will vest 1/4 per year on the anniversary of the grant date. Mr. Jackson is eligible to participate in our employee benefit plans as are generally provided to other executive officers of the Company. In addition, his employment agreement provides for certain payments and benefits in the event of a termination of his employment under specific circumstances. For further details regarding Mr. Jackson’s employment agreement, see our current report on Form 8-K filed with the SEC on April 26, 2019.

Equity Grant Agreements

In addition to the severance payments that would be payable under our existing employment agreements, our awards of options and RSUs to executive officers (and other employees) are subject to double trigger accelerated vesting upon a Change in Control. This means these awards are subject to accelerated vesting immediately upon a Change in Control if an officer’s employment is Involuntarily Terminated as a result of the Change in Control and not otherwise for Cause, or on the termination date if such Involuntary Termination occurs within twelve months following such Change in Control.

If the acquiring company assumes or substitutes the options in connection with the Change in Control, and the officer remains employed, 50% of the officer’s options will immediately vest and the remaining 50% will vest upon the earlier of (i) the one year anniversary of the Change in Control, provided the officer remains employed with the acquiring company; (ii) the original vesting date of the option; or (iii) an Involuntary Termination of the officer’s employment prior to such one year anniversary.

“Involuntary Termination” means termination by reason of the officer’s (i) involuntary dismissal or discharge by us other than for Cause or (ii) voluntary resignation following (a) a change in the officer’s position with us which materially reduces the officer’s duties and responsibility; (b) a reduction in the officer’s level of compensation by more than 10%; or (c) a relocation of the officer’s place of employment by more than 50 kilometers, provided and only if such change, reduction or relocation is effected without the officer’s consent.

“Cause” means the officer’s (i) theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company (as defined in the 2016 Equity Incentive Plan) documents or records; (ii) material failure to abide by a Participating Company’s code of conduct or other policies; (iii) unauthorized

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 44

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table

use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company; (iv) intentional act which has a material detrimental effect on the Participating Company’s reputation or business; (v) repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) material breach of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the officer and a Participating Company, which is not cured; or (vii) conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the officer’s ability to perform his or her duties with a Participating Company.

“Change in Control” means the occurrence of any one or a combination of the following: (i) any person becomes the beneficial owner of 50% or more of the total fair market value or total combined voting power of our then-outstanding securities; provided, however, that a Change in Control shall not be deemed to have occurred if such beneficial ownership results from any of the following: (A) an acquisition by any person who on December 22, 2016 was the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from us, including pursuant to or in connection with a public offering of securities, (C) any acquisition by us, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a participating company or (E) any acquisition by an entity owned directly or indirectly by our stockholders in substantially the same proportions as their ownership of our voting securities; or (ii) (A) the direct or indirect sale or exchange by our stockholders of more than fifty percent (50%) of the total combined voting power of our then outstanding securities in a single or series of related transactions; (B) a merger or consolidation in which we are a party; or (C) the sale, exchange, or transfer of all or substantially all of our assets (other than a sale, exchange or transfer to one or more of our subsidiaries) (collectively, a “Transaction”) in which our stockholders immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of our outstanding securities or the entity to which the assets of the Company were transferred, as the case may be; or (iii) a date specified by the compensation committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company; provided, however, that a Change in Control shall not include a transaction in which a majority of the members of the Board of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of incumbent directors. An incumbent director means a director who either (A) was a member of the Board on December 22, 2016, or (B) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the incumbent directors at the time of such election or nomination.

Retirement or Similar Benefit Plans

Israeli law generally requires employers to make contributions to employees’ pensions and the payment of severance pay upon the retirement or death of an employee or upon termination of employment by the employer or, in certain circumstances, by the employee. Additionally, a general practice in Israel followed by Cyren, although not legally required, is the contribution of funds on behalf of certain employees to an individual insurance policy known as “Managers’ Insurance.” This policy provides a combination of savings plan, insurance and severance pay benefits to the insured employee. It provides for payments to the employee upon retirement or death and secures a substantial portion of the severance pay, if any, to which the employee is legally entitled upon termination of employment. Each participating employee contributes an amount equal to 6% of such employee’s base salary, and we contribute between 12.5% and 14.83% of the employee’s base salary.

In the United States, Cyren offers employees the option to participate in our 401(k) program, which provides partial Company matching up to certain annual contribution limits. Employees can contribute up to the maximum IRS annual contribution limit, and we will provide a 50% matching contribution up to a maximum of 3% of an employee’s annual salary. The Company match portion is subject to a 4-year vesting period.

Employee Equity Incentive Plan

Employees, including executive officers and other management employees, participate in our employee option plans. On December 22, 2016, our shareholders approved a new stock option plan - the Employee Plan. This plan replaced all prior employee stock option plans which terminated.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 45

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table

The Employee Plan allows for the issuance of RSUs, as well as options. The options and RSUs generally vest over a period of four years but may have shorter vesting periods under certain circumstances. Options granted under the Employee Plan generally expire after six years from the date of grant. Options and RSUs cease vesting upon termination of the optionee’s employment or other relationship with us. The per share exercise price for options shall be no less than 100% of the fair market value per Ordinary Share on the date of grant. Any options and RSUs that are canceled or not exercised within the option term become available for future grant.

All employee stock option plans are administered by the Compensation Committee. Subject to the provisions of the equity plans and applicable law, the Compensation Committee has the authority to determine, among other things, to whom options may be granted; the number of Ordinary Shares to which an option may relate; the exercise price for each share; the vesting period of the option and the terms, conditions and restrictions thereof, including accelerated vesting on change in control provisions; to amend provisions relating to such plans; and to make all other determinations deemed necessary or advisable for the administration of such plans.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards at fiscal year-end, or December 31, 2018, for our named executive officers.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)
	Exercisable	Unexercisable
Lior Samuelson	360,000			$2.7177	12/24/2019	50,000	(2)	$150,000
Former Chief Executive	150,000			3.00	02/18/2021
Officer	28,797			1.44	02/10/2022
	150,000			2.00	01/24/2023
		275,000	(3)	2.90	08/28/2024
Lior Kohavi	270,000			3.08	08/01/2019	28,000	(2)	84,000
Chief Strategy Officer &	90,000			3.32	05/14/2020	90,000	(4)	270,000
EVP Advanced Solutions	80,000			3.00	02/18/2021
	35,000			1.44	02/10/2022
	50,000			2.00	01/24/2023
Atif Ahmed	140,000			2.13	08/04/2022	20,000	(2)	60,000
Vice President Sales, EMEA

____________

(1)      The amounts in this column are based on the closing price of our Ordinary Shares on December 31, 2018 of $3.00.

(2)      This amount reflects RSUs which vest in four equal annual installments beginning on January 25, 2019, subject to earlier vesting upon a change of control.

(3)      This amount represents options, one quarter of which vest on August 28, 2019 and the remainder of which vest in equal monthly installments for the next 36 months thereafter, subject to earlier vesting upon a change of control.

(4)      This amount reflects RSUs which vest in four equal annual installments beginning on September 20, 2019, subject to earlier vesting upon a change of control.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 46

PROPOSAL EIGHT — APPOINTMENT AND COMPENSATION OF OUR INDEPENDENT PUBLIC ACCOUNTANTS

Background

The Audit Committee and Board have selected Kost, Forer, Gabbay & Kasierer (a member firm of Ernst & Young Global) as our independent public accountants for the year ending December 31, 2019 and for the year commencing January 1, 2020 and until the next annual meeting of shareholders and approved its compensation, subject to our shareholders’ approval of the Board’s and Audit Committee’s authorization to set their compensation. Kost, Forer, Gabbay & Kasierer has been engaged as our independent public accountants since our inception. We expect a representative of Kost, Forer, Gabbay & Kasierer to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

Fees Paid to Kost, Forer, Gabbay & Kasierer

	Year ended December 31,
(in thousands)	2018	2017
Audit Fees(1)	$215	$192
Audit-Related Fees	—	—
Tax Fees(2)	8	8
All Other Fees	—	—
Total	$223	$200

____________

(1)      Audit fees consist of fees billed for the annual audit services engagement and other audit services, which are those services that only the independent registered public accounting firm can reasonably provide, and include the group audit including statutory audits; consents; and assistance in connection with documents filed with the SEC.

(2)      Tax fees are for professional services rendered by our auditors for tax compliance, tax advice on actual or contemplated transactions, tax consulting associated with international transfer prices and global mobility of employees.

Audit Committee Pre-approval Policies and Procedures

The main role of our Audit Committee is to assist the Board in fulfilling its responsibility for oversight of our quality and integrity of the accounting, auditing and reporting practices. The Audit Committee oversees the appointment, compensation, and oversight of our independent registered public accounting firm engaged to prepare or issue an audit report on our financial statements. The Audit Committee’s specific responsibilities in carrying out its oversight role include the approval of all audit and non-audit services to be provided by the external auditor, the quarterly review of the firm’s non-audit services and related fees and the potential impact of such services on auditor independence. These services may include audit services, audit-related services, tax services and other services, as described above. It is the policy of the Audit Committee to approve in advance the particular services or categories of services to be provided to us periodically. Additional services may be pre-approved by the Audit Committee on an individual basis during the year. The Audit Committee did not avail itself of section (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during 2018, which allows for an exemption from the pre-approval process under certain limited circumstances. Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by Kost, Forer, Gabbay& Kasierer, a member of EY Global, and other members of EY Global during fiscal year 2018, as described above.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 47

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in our 2018 Annual Report.

The Audit Committee:

David Earhart (Chair)
Todd Thomson
John Becker
James Hamilton

March 21, 2019

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the above Report shall not be incorporated by reference into this proxy statement.

Proposal

Shareholders are being asked to ratify and approve the selection of Kost, Forer, Gabbay & Kasierer as our independent public accountants for the year ending December 31, 2019 and for the year commencing January 1, 2020 and until the next annual meeting of shareholders and to authorize the Board and Audit Committee to set the compensation of these auditors. Subject to the shareholders approving such authorization, the Board delegated the authority to set the fees of the auditors to the Audit Committee. The Audit Committee pre-approved all services to be performed by, and compensation to be paid to, the auditors as provided for in the U.S. Sarbanes-Oxley Act of 2002 and the rules thereunder.

Shareholders are being asked to adopt the following resolution:

“RESOLVED, that the appointment of Kost, Forer, Gabbay & Kasierer (a member firm of Ernst & Young Global) as our independent public accountants for the year ending December 31, 2019 and for the year commencing January 1, 2020 and until the next annual meeting of shareholders and their compensation (as approved by the Audit Committee and the Board) is hereby ratified and approved.”

Vote Required

The proposal requires the affirmative vote of the holders of a majority of the outstanding Shares represented at the Annual Meeting, in person or by proxy and voting thereon. Abstentions will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the adoption of this proposal.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 48

PROPOSAL NINE — ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Schedule 14A of the Exchange Act, we are providing our shareholders with the opportunity to approve, by advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the rules of the SEC.

This proposal, commonly referred to as the “Say on Pay” vote, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of our named executive officers and our compensation program, as described in this proxy statement. Accordingly, we ask our shareholders to approve the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act in the section entitled “Executive Compensation” of this proxy statement, including the compensation tables and the related narrative disclosure, by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the shareholders of Cyren, Ltd. approve, on a non-binding advisory basis, the compensation of its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in its 2019 Annual Meeting proxy statement.”

As an advisory vote, the result will not be binding on the Board or the Compensation Committee. The Say on Pay vote will, however, provide us with important feedback from our shareholders about our executive compensation and our compensation program. Our Board and the Compensation Committee value the opinions of our shareholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating our executive compensation program.

Vote Required

The proposal requires the affirmative vote of the holders of a majority of the outstanding Shares represented at the Annual Meeting, in person or by proxy, and voting thereon. Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that the shareholders vote “FOR” adoption of the resolution approving the compensation of our named executive officers.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 49

PROPOSAL TEN — ADVISORY VOTE ON FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

The Dodd-Frank Act and Schedule 14A of the Exchange Act also enable our shareholders to indicate, at least once every six years, how frequently we should seek an advisory vote on named executive officer compensation, such as proposal 9 above. By voting on this proposal 10, shareholders may indicate whether they would prefer an advisory vote on named executive compensation once every one, two or three years, or Say on Frequency.

After careful consideration, our Board has determined that an advisory Say on Pay vote should be held annually. Our Board believes that holding a Say on Pay vote annually is the most appropriate option because it will give us more frequent feedback from our shareholders on our executive compensation program, as well as the compensation paid to our named executive officers.

For the reasons discussed above, our Board recommends that you vote for every “1 Year” as the frequency of future Say on Pay votes.

While our Board believes that its recommendation is appropriate at this time, the shareholders are not voting to approve or disapprove the recommendation, but are instead asked to recommend, on a non-binding advisory basis, whether the Say on Pay vote should be held once every one, two or three years.

Our Board and our Compensation Committee value the opinions of our shareholders on this matter and, to the extent there is any significant vote in favor of one time period over another, will take into account the outcome of this vote when making decisions regarding the frequency of holding future Say on Pay votes. However, because this vote is advisory and not binding on us, the Board or the Compensation Committee in any way, the Board may decide that it is in the best interests of our shareholders and the Company to hold a Say on Pay vote more or less frequently than the option recommended by our shareholders.

Vote Required

You may cast your advisory vote on the frequency of future Say on Pay votes by choosing the option of “1 Year,” “2 Years” or “3 Years,” or you may abstain from voting on this Proposal 10. The option of “1 Year,” “2 Years” or “3 Years” that receives the highest number of votes from shareholders represented at the Annual Meeting, in person or by proxy and entitled to vote at the Annual Meeting will be deemed to be the frequency of future Say on Pay votes recommended by our shareholders. Abstentions and broker non-votes will have no effect on whether the requisite vote is obtained.

Board Recommendation

The Board recommends that the shareholders vote “FOR” the option of every “1 Year” for future advisory votes on executive compensation.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 50

SECURITY OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our Ordinary Shares, as of May 31, 2019 (the “Reporting Date”), by (i) each person known to us to beneficially own more than 5% of our Ordinary Shares; (ii) our named executive officers for the fiscal year ended December 31, 2018; (iii) each director; and (iv) all of the executive officers and directors as a group. Except as shown in the table, no other person is known by us to beneficially own more than 5% of our outstanding Ordinary Shares. The percentage of shares beneficially owned is based on 54,465,357 Ordinary Shares outstanding as of May 31, 2019.

Name of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned(2)	Percent(2)
Holding more than 5%:
WP XII Investments B.V.(3)	27,586,733	50.65%
Yelin Lapidot Holdings Management Ltd.(4)	5,374,639	9.87%

Named Executive Officers and Directors:
Lior Samuelson(5)	849,617	1.54%
Lior Kohavi(6)	709,185	1.29%
Atif Ahmed(7)	142,638	*
Hila Karah(8)	121,432	*
James Hamilton(9)	55,834	*
Todd Thomson(10)	68,334	*
David Earhart(11)	105,834	*
John Becker(12)	52,500	*
Cary Davis(13)(14)	27,605,483	50.67%
Brian Chang(13)(15)	27,605,483	50.67%
Lauren Zletz(16)	—	—
Rajveer Kushwaha(13)(17)	27,586,733	50.66%
Total of all Executive Officers and Directors as a Group (22 persons)(18)	31,151,613	54.21%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Cyren Inc., 1430 Spring Hill Road, Suite 330, McLean, VA 22102.

(2)      The number and percentage of shares beneficially owned by each person has been determined in accordance with Rule 13d-3 of the Exchange Act. Pursuant to the rules of the SEC, the number of ordinary shares deemed outstanding includes ordinary shares issuable upon settlement of RSUs held by the respective person or group that will vest within 60 days of the Reporting Date and pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of the Reporting Date. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power with respect to the shares shown as beneficially owned.

(3)      Based on a Form 3 as filed with the SEC on January 2, 2019. The stockholder is WP XII Investments B.V., a company incorporated in the Netherlands (“WP XII Investments”). WP XII Investments is wholly owned by WP XII Investments Cooperatief U.A., a company incorporated in the Netherlands (“WP XII Investments Cooperatief”), which is wholly owned by the “WP XII Funds”, which consists of (i) Warburg Pincus (Callisto) Private Equity XII (Cayman), L.P., a Cayman Islands exempted limited partnership; (ii) Warburg Pincus (Europa) Private Equity XII (Cayman), L.P., a Cayman Islands exempted limited partnership; (iii) Warburg Pincus (Ganymede) Private Equity XII (Cayman), L.P., a Cayman Islands exempted limited partnership; (iv) Warburg Pincus Private Equity XII-B (Cayman), L.P., a Cayman Islands exempted limited partnership; (v) Warburg Pincus Private Equity XII-D (Cayman), L.P., a Cayman Islands exempted limited partnership; (vi) Warburg Pincus Private Equity XII-E (Cayman), L.P., a Cayman Islands exempted limited partnership; (vii) Warburg Pincus XII Partners (Cayman), L.P., a Cayman Islands exempted limited partnership and (viii) WP XII Partners (Cayman), L.P., a Cayman Islands exempted limited partnership. Warburg Pincus LLC, a New York

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 51

Security Ownership

limited liability company (“WP LLC”) is the manager of the WP XII Funds and Warburg Pincus (Cayman) XII, L.P., a Cayman Islands exempted limited partnership (“WP XII Cayman GP”) is the general partner of each of the WP XII Funds. Warburg Pincus (Cayman) XII GP LLC, a Delaware limited liability company (“WP XII Cayman GP LLC”) is the general partner of WP XII Cayman GP. Warburg Pincus Partners II (Cayman), L.P., a Cayman Islands exempted limited partnership (“WPP II Cayman”) is the sole member of WP XII Cayman GP LLC. Warburg Pincus (Bermuda) Private Equity GP Ltd., a Bermuda exempted company, (“WP Bermuda GP”) is the general partner of WPP II Cayman. Charles R. Kaye and Joseph P. Landy are the Co-Chairmen and sole Directors of WP Bermuda GP, and the Managing Members and Co-Chief Executive Officers of WP LLC, and may be deemed to control the “Warburg Entities,” which consists of (i) WP Bermuda GP; (ii) WP XII Investments; (iii) WP XII Investments Cooperatief; (iv) the WP XII Funds; (v) WP LLC; (vi) WP XII Cayman GP; (vii) WP XII Cayman GP LLC and (viii) WPP II Cayman. Each of Messrs. Kaye and Landy and each Warburg Entity disclaims beneficial ownership with respect to any Ordinary Shares of the Company, except to the extent of its indirect pecuniary interest in such Ordinary Shares. WP XII Investments B.V. has shared power to vote or direct the vote with respect to all of the shares and shared power to dispose or direct the disposition of all of the shares. The address of the Warburg Entities, the WP XII Funds, Mr. Kaye and Mr. Landy is c/o Warburg Pincus & Co., 450 Lexington Avenue, New York, NY 10017.

(4)      Based on a Schedule 13G/A as filed with the SEC on April 5, 2019. As of April 5, 2019, these securities were beneficially owned as follows: (i) 5,365,941 Ordinary Shares beneficially owned by mutual funds managed by Yelin Lapidot Mutual Funds Management Ltd. and (ii) 8,327 Ordinary Shares beneficially owned by provident funds managed by Yelin Lapidot Provident Funds Management Ltd. The securities are beneficially owned by provident funds managed by Yelin Lapidot Provident Funds Management Ltd. and/or mutual funds managed by Yelin Lapidot Mutual Funds Management Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of Yelin Lapidot Holdings Management Ltd. (“Yelin Lapidot Holdings”). Dov Yelin and Yair Lapidot each own 24.38% of the share capital and 25.004% of the voting rights of Yelin Lapidot Holdings. Any economic interest or beneficial ownership in any of these securities is held for the benefit of the members of the provident funds or mutual funds, as the case may be. Each of Messrs. Yelin and Lapidot, Yelin Lapidot Holdings, and the Subsidiaries disclaims beneficial ownership of any these securities. Yelin Lapidot Holdings has shared power to vote or direct the vote with respect to all of the shares and shared power to dispose or direct the disposition of all of the shares. The address of Messrs. Yelin and Lapidot, Yelin Lapidot Holdings, and the Subsidiaries is 50 Dizengoff St., Dizengoff Center, Gate 3, Top Tower, 13th floor, Tel Aviv 64332, Israel.

(5)      This amount includes 688,797 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes (i) 37,500 RSUs that have not yet vested and (ii) 275,000 shares issuable upon exercise of options that have not yet vested.

(6)      This amount includes 525,000 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 169,366 RSUs that have not yet vested. Of the Ordinary Shares beneficially owned by Mr. Kohavi, (i) 24,524 Ordinary Shares are held by his wife and (ii) 150,000 Ordinary Shares are held by three trusts for the benefit of Mr. Kohavi’s children, for which Mr. Kohavi serves as trustee.

(7)      This amount includes 140,000 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 73,366 RSUs that have not yet vested.

(8)      This amount includes 50,001 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 17,500 RSUs that have not yet vested.

(9)      This amount includes 33,334 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 17,500 RSUs that have not yet vested.

(10)    This amount includes 33,334 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 35,000 RSUs that have not yet vested.

(11)    This amount includes 83,334 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 17,500 RSUs that have not yet vested.

(12)    This amount includes 50,000 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes 17,500 RSUs that have not yet vested.

(13)    Each of Messrs. Davis, Chang and Kushwaha (each, a “Warburg Director”) is an indirect beneficial owner of WP Bermuda GP, and a Member and Managing Director of WP LLC. 27,586,733 of the shares indicated as held by each of the Warburg Directors are included because of his affiliation with the Warburg Entities and the WP XII Funds. See footnote (3) above for additional information. Each Warburg Director disclaims beneficial ownership of all shares owned by the Warburg Entities and the WP XII Funds except to the extent of any indirect pecuniary interest therein. Each of the Warburg Directors has shared power to vote or direct the vote with respect to all of the shares and shared power to dispose or direct the disposition of all of the shares. The address of each Warburg Director is c/o Warburg Pincus & Co., 450 Lexington Avenue, New York, NY 10017.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 52

Security Ownership

(14)    This amount includes 18,750 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes (i) 31,250 options and (ii) 10,000 RSUs that have not yet vested.

(15)    This amount includes 18,750 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date. This amount excludes (i) 31,250 options and (ii) 10,000 RSUs that have not yet vested.

(16)    This amount excludes (i) 50,000 options and (ii) 10,000 RSUs that have not yet vested. The address of Ms. Zletz (also a Warburg Director) is c/o Warburg Pincus & Co., 450 Lexington Avenue, New York, NY 10017.

(17)    This amount excludes (i) 50,000 options and (ii) 10,000 RSUs that have not yet vested.

(18)    This amount includes an aggregate of 2,999,356 shares issuable upon exercise of options which are fully vested or that will vest within 60 days of the Reporting Date exercisable. There are no RSUs that will vest within 60 days after the Reporting Date.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 53

OTHER MATTERS

Shareholder Proposals for the 2019 Annual Meeting

Under Israeli law, one or more shareholders holding 1% or more of the voting rights of Cyren may request to include a proposal on the agenda of a shareholders meeting, provided that certain resolutions are brought before the shareholders in such meeting, including the appointment of members to the Board, by submitting such proposal within seven days of publication of Cyren’s notice with respect to our annual meeting of shareholders. Accordingly, any shareholder holding 1% or more of the voting rights of Cyren may request to include a proposal on the agenda of the Annual Meeting by submitting such proposal in writing to us no later than July 3, 2019, at the offices of our subsidiary Cyren Inc., located at 1430 Spring Hill Road, Suite 330, McLean, VA 22102.

Shareholder Proposals for the 2020 Annual Meeting

The date by which shareholder proposals must be received by us for inclusion in proxy materials relating to the 2020 annual meeting of shareholders, or the “2020 Annual Meeting,” is February 26, 2020. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy materials in accordance with SEC regulations governing the solicitation of proxies. In addition, one or more shareholders holding 1% or more of the voting rights of Cyren may request to include a proposal on the agenda of the 2020 Annual Meeting in the manner described above.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by personal interview, telephone, facsimile, email or other method without extra compensation for that activity. We may also retain an independent contractor to assist in the solicitation of proxies. If retained for such services, we will pay the related costs. We may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold Ordinary Shares.

Communication with our Board

Shareholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the attention of one or more members of the Board, or to the Board collectively, at our principal executive offices located at 10 Ha-Menofim St., 5th Floor, Herzliya, Israel 4672561. Any communications received from interested parties in the manner described above will be collected and organized by our Corporate Secretary and will be periodically, but in any event prior to each regularly-scheduled Board meeting, reported and/or delivered to the appropriate director or directors.

Statements of the Company for the Year Ended December 31, 2018

In accordance with Section 60(b) of the Companies Law, shareholders are invited to discuss the audited Consolidated Financial Statements of the Company for the year ended December 31, 2018. The 2018 Annual Report, including our audited Consolidated Financial Statements, is available on the investor relations section of our website, at ir.cyren.com as well as at www.proxyvote.com.

No vote is required regarding this item.

Available Information

We maintain an internet website at www.cyren.com. Copies of the committee charters of each of the Audit Committee, Compensation Committee and Nominating Committee can be found under the Company — Investor Relations — Corporate Governance section of our website, and such information is also available in print to any shareholder who requests it through our Investor Relations department at the address below.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 54

Other Matters

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2018 Annual Report as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through the Investor Relations — Financials & Filings section of our internet website at www.cyren.com. A request for a copy of such report should be directed to 1430 Spring Hill Road, Suite 330, McLean, VA 22102, Attention: Investor Relations. A copy of any exhibit to the 2018 Annual Report will be forwarded following receipt of a written request with respect thereto addressed to 1430 Spring Hill Road, Suite 330, McLean, VA 22102, Attention: Investor Relations.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement and other proxy materials, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of our proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the proxy materials for your household, please contact our transfer agent, American Stock Transfer & Trust Company, LLC by writing to: 6201 15th Ave., Brooklyn, NY 11219 or by telephone: (800) 937-5449.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, or if you do not wish to participate in householding and prefer to receive separate copies of the proxy materials in the future, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. Beneficial shareholders can request information about householding from their nominee.

FOR THE BOARD OF DIRECTORS

/s/ LIOR SAMUELSON
LIOR SAMUELSON
Chairman of the Board

Herzliya, Israel
June 25, 2019

Cyren Ltd. | 2019 Annual Meeting Proxy Statement 55

APPENDIX A — 2016 EQUITY INCENTIVE PLAN, AS PROPOSED TO BE AMENDED AND RESTATED

CYREN, LTD.
2016 EQUITY INCENTIVE PLAN

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-1

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated
Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-2

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated
Table of Contents (continued)
Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-3

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated
Table of Contents (continued)
Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-4

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

Cyren, Ltd.
2016 Equity Incentive Plan

1.     Establishment, Purpose and Term of Plan.

1.1     Establishment.    The Cyren, Ltd. 2016 Equity Incentive Plan (the “Plan”) is hereby established effective as of December 22, 2016, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2     Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3     Term of Plan.    The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.     Definitions and Construction.

2.1     Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)     “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)     “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c)     “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f)     “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)     “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-5

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h)     “Change in Control” means the occurrence of any one or a combination of the following:

(i)     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)     an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(bb)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)     a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)     “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j)     “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k)     “Company” means Cyren, Ltd., an Israeli company, and any successor corporation thereto.

(l)     “Compensation Policy” means the Company’s executive compensation policy, as shall be in effect from time to time.

(m)     “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-6

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

(n)     “Director” means a member of the Board.

(o)     “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p)     “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q)     “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)     “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)     Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)     Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)     If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t)     “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-7

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

(u)     “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v)     “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w)     “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x)     “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(y)     “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(z)     “Officer” means any person designated by the Board as an officer of the Company.

(aa)     “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(bb)     “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(cc)     “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(dd)     “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ee)     “Participant” means any eligible person who has been granted one or more Awards.

(ff)     “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(gg)     “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(hh)     “Performance Award” means an Award of Performance Shares or Performance Units.

(ii)     “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(jj)     “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(kk)     “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-8

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

(ll)     “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(mm)     “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(nn)     “Predecessor Plans” means the Company’s Israeli Share Option Plan, the Amended and Restated 1999 Non-Employee Directors Stock Option Plan and 2006 U.S. Stock Option Plan.

(oo)     “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(pp)     “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(qq)     “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(rr)     “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(ss)     “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(tt)     “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(uu)     “Section 409A” means Section 409A of the Code.

(vv)     “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(ww)     “Securities Act” means the Securities Act of 1933, as amended.

(xx)     “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(yy)     “Stock” means the ordinary shares of the Company, as adjusted from time to time in accordance with Section 4.3.

(zz)     “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-9

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

(aaa)     “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(bbb)     “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ccc)     “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ddd)     “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2     Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.     Administration.

3.1     Administration by the Committee.    The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2     Authority of Officers.    Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.

3.3     Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if applicable, of Rule 16b-3.

3.4     Powers of the Committee.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)     to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)     to determine the type of Award granted;

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-10

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

(c)     to determine the Fair Market Value of shares of Stock or other property;

(d)     to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, provided that Options and Restricted Stock Units granted to Officers or Directors shall vest over a period of three years or longer (or such other period as may be provided in the Compensation Policy), (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)     to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f)     to approve one or more forms of Award Agreement;

(g)     to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)     to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)     to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(j)     to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5     Option or SAR Repricing.    The Committee shall have the authority, without additional approval by the stockholders of the Company, to approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs covering the same or a different number of shares but with an exercise price per share equal to the Fair Market Value per share on the new grant date, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof to the Fair Market Value per share on the date of amendment.

3.6     Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-11

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

4.     Shares Subject to Plan.

4.1     Maximum Number of Shares Issuable.    Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to the sum of:

(a)     eleven million two hundred thousand (11,200,000) shares of Stock;

(b)     the number of shares of Stock subject to that portion of any option or other award outstanding pursuant to the Predecessor Plans as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and

(c)     the number of shares of Stock acquired pursuant to the Predecessor Plans subject to forfeiture or repurchase by the Company for an amount not greater than the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased;

Shares of Stock issuable under the Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2     Share Counting.    If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.3     Adjustments for Changes in Capital Structure.    Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee, in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-12

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

4.4     Assumption or Substitution of Awards.    The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5.     Eligibility, Participation and Award Limitations.

5.1     Persons Eligible for Awards.    Awards may be granted only to Employees, Consultants and Directors.

5.2     Participation in the Plan.    Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award or, having been granted an Award, to be granted an additional Award.

5.3     Incentive Stock Option Limitations.

(a)     Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.    Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall be 6,000,000. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.

(b)     Persons Eligible.    An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c)     Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4     Award Limit.    Anything to the contrary notwithstanding, Officers and Directors shall not be granted Awards within any fiscal year of the Company, if the value of such Awards, including any other equity-based compensation paid to such Officer or Director, per year, exceeds (at the time of grant) the permitted annual value set forth in the Compensation Policy for such Officer or Director.

6.     Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1     Exercise Price.    The exercise price for each Option shall be established in the discretion of the Committee in accordance with the terms of the Compensation Policy; provided, however, that (a) the exercise price per share shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-13

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, provided the grant is made in accordance with the terms of the Compensation Policy, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2     Exercisability and Term of Options Granted to Non-Officer and Non-Director Participant.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3     Exercisability and Term of Options Granted to Officers and Directors.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall expire prior to the lapse of one (1) year following their vesting date and no Options shall be exercisable after the expiration of six (6) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate six (6) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.4     Payment of Exercise Price.

(a)     Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)     Limitations on Forms of Consideration.

(i)     Cashless Exercise.    A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-14

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii)     Stock Tender Exercise.    A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)     Net Exercise.    A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.5     Effect of Termination of Service.

(a)     Option Exercisability.    Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i)     Disability.    If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)     Death.    If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii)     Termination for Cause.    Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)     Other Termination of Service.    If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-15

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

(b)     Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.6     Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7.     Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1     Types of SARs Authorized.    SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2     Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3     Exercisability and Term of SARs.

(a)     Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)     Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-16

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4     Exercise of SARs.    Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5     Deemed Exercise of SARs.    If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6     Effect of Termination of Service.    Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7     Transferability of SARs.    During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8.     Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1     Types of Restricted Stock Awards Authorized.    Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2     Purchase Price.    The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-17

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3     Purchase Period.    A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4     Payment of Purchase Price.    Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5     Vesting and Restrictions on Transfer.    Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6     Voting Rights; Dividends and Distributions.    Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7     Effect of Termination of Service.    Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-18

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

8.8     Nontransferability of Restricted Stock Award Rights.    Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.     Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1     Grant of Restricted Stock Unit Awards.    Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2     Purchase Price.    No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3     Vesting.    Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the last day of the calendar year in which the original vesting date occurred.

9.4     Voting Rights, Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-19

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5     Effect of Termination of Service.    Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6     Settlement of Restricted Stock Unit Awards.    The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7     Nontransferability of Restricted Stock Unit Awards.    The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.8     Term of Restricted Stock Unit.    No Restricted Stock Units granted to Officers or Directors shall expire prior to the lapse of one (1) year following their vesting date and no such Restricted Stock Units shall be exercisable after the expiration of six (6) years after the effective date of grant of such Restricted Stock Units.

10.     Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1     Types of Performance Awards Authorized.    Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2     Initial Value of Performance Shares and Performance Units.    Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-20

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

10.3     Establishment of Performance Period, Performance Goals and Performance Award Formula.    In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4     Measurement of Performance Goals.    Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of individual, market, business or financial performance (each, a “Performance Measure”).

10.5     Settlement of Performance Awards.

(a)     Determination of Final Value.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)     Discretionary Adjustment of Award Formula.    In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.

(c)     Effect of Leaves of Absence.    Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d)     Notice to Participants.    As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)     Payment in Settlement of Performance Awards.    As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f)     Provisions Applicable to Payment in Shares.    If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-21

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

10.6     Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7     Effect of Termination of Service.    Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)     Death or Disability.    If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)     Other Termination of Service.    If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8     Nontransferability of Performance Awards.    Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-22

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

11.     Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1     Grant of Cash-Based Awards.    Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2     Grant of Other Stock-Based Awards.    The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into ordinary shares or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3     Value of Cash-Based and Other Stock-Based Awards.    Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.

11.4     Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.    Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5     Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-23

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

11.6     Effect of Termination of Service.    Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7     Nontransferability of Cash-Based Awards and Other Stock-Based Awards.    Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.     Standard Forms of Award Agreement.

12.1     Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2     Authority to Vary Terms.    The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.     Change in Control.

13.1     Effect of Change in Control on Awards.    Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following in the event of a Change in Control:

(a)     Accelerated Vesting.    In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

(b)     Assumption, Continuation or Substitution.    Subject to the terms of any grant in accordance with Section 13.1(a), in the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-24

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)     Cash-Out of Outstanding Stock-Based Awards.    The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

14.     Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock or other property pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.     Compliance with Section 409A.

15.1     Awards Subject to Section 409A.    The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a)     A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b)     Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-25

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2     Deferral and/or Distribution Elections.    Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a)     Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b)     Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c)     Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3     Subsequent Elections.    Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a)     No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b)     Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c)     No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d)     Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4     Payment of Section 409A Deferred Compensation.

(a)     Permissible Payments.    Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i)     The Participant’s “separation from service” (as defined by Section 409A);

(ii)     The Participant’s becoming “disabled” (as defined by Section 409A);

(iii)     The Participant’s death;

(iv)     A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-26

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

(v)     A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi)     The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b)     Installment Payments.    It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)     Required Delay in Payment to Specified Employee Pursuant to Separation from Service.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d)     Payment Upon Disability.    All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e)     Payment Upon Death.    If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f)     Payment Upon Change in Control.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g)     Payment Upon Unforeseeable Emergency.    The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-27

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h)     Prohibition of Acceleration of Payments.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i)     No Representation Regarding Section 409A Compliance.    Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16.     Tax Withholding.

16.1     Tax Withholding in General.    The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2     Withholding in or Directed Sale of Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.     Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-28

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

18.     Miscellaneous Provisions.

18.1     Repurchase Rights.    Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2     Forfeiture Events.

(a)     The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b)     If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes–Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3     Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.

18.4     Rights as Employee, Consultant or Director.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5     Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

18.6     Delivery of Title to Shares.    Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-29

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

18.7     Fractional Shares.    The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8     Retirement and Welfare Plans.    Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9     Severability.    If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.10     No Constraint on Corporate Action.    Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.11     Unfunded Obligation.    Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.12     No Representations or Covenants with respect to Tax Qualification.    Although the Company may endeavor to (a) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 15 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

* * *

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-30

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

IN WITNESS WHEREOF, the undersigned officer of the Company certifies that the foregoing sets forth the Cyren Ltd. 2016 Equity Incentive Plan as duly adopted by the Board effective as of November 10, 2016 and as duly amended by the Board effective as of June 11, 2019.

/s/ J. Michael Myshrall
J. Michael Myshrall
Chief Financial Officer
Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-31

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

CYREN, LTD.
2016 EQUITY INCENTIVE PLAN
SUB-PLAN FOR ISRAELI TAXPAYERS

1.     SPECIAL PROVISIONS FOR ISRAELI TAXPAYERS

1.1     This Sub-Plan for Israeli Taxpayers (the “Sub-Plan”) to the Cyren Ltd. 2016 Equity Incentive Plan (the “Plan”) is made in accordance with Section 3.4(i) of the Plan. This Sub-Plan was approved by the Committee on November 10, 2016.

1.2     The provisions specified hereunder apply only to persons who are deemed to be residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Awards.

1.3     This Sub-Plan applies with respect to Awards granted under the Plan. The purpose of this Sub-Plan is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with the tax, securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Sub-Plan, all grants made pursuant to this Sub-Plan shall be governed by the terms of the Plan. This Sub-Plan is applicable only to grants made after the date of its adoption. This Sub-Plan complies with, and is subject to the ITO and Section 102. An Option granted under this Sub-Plan will be deemed a Nonstatutory Stock Option for the purposes of U.S. taxation.

1.4     The Plan and this Sub-Plan shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions of this Sub-Plan shall govern.

2.     DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Sub-Plan:

“3(i) Award” means an Award of Options, which is subject to taxation pursuant to Section 3(i) of the ITO, which has been granted to any person who is not an Eligible 102 Participant.

“102 Capital Gains Track” means the tax alternative set forth in Section 102(b)(2) of the ITO pursuant to which all or a part of the income resulting from the sale of Shares is taxable as a capital gain.

“102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

“102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Shares derived from Awards is taxed as ordinary income.

“102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.

“102 Trustee Grant” means an Award granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Eligible 102 Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

“Affiliate” for the purpose of grants made under this Sub-Plan, means any Affiliate, as defined in the Plan, that is an “employing company” within the meaning of Section 102(a) of the ITO.

“Controlling Shareholder” as defined in Section 32(9) of the ITO, currently defined as an individual who prior to the grant or as a result of the grant or exercise of any Award, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the ITO) (i) 10% of the outstanding share capital of the Company, (ii) 10% of the voting power of the Company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power, (iv) the right to obtain 10% of the “profit” of the Company (as defined in the ITO), or (v) the right to appoint a director of the Company.

“Deposit Requirements” shall mean with respect a 102 Trustee Grant, the requirement to evidence deposit of an Award with the Trustee, in accordance with Section 102, in order to qualify as a 102 Trustee Grant. As of the

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-32

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

time of approval of this Sub-Plan, the ITA guidelines regarding Deposit Requirements for 102 Capital Gains Track Grants require that the Trustee be provided with (a) the resolutions approving Awards intended to qualify as 102 Capital Gains Track Grants within 45 days of the date of Committee’s approval of such Award, including full details of the terms of the Awards, and (b) a copy of the Award Agreement executed by the Eligible 102 Participant and/or Eligible 102 Participant’s consent to the requirements of the 102 Capital Gains Track Grant within 90 days of the Committee’s approval of such Award, and (c) with respect to Restricted Stock Awards, either a share certificate and copy of the Company’s share register evidencing issuance of the Shares underlying such Award in the name of the Trustee for the benefit of the Eligible 102 Participant, or deposit of the Shares with a financial institution in an account administered in the name of the Trustee, as applicable, in each case, within 90 days of the date of the Committee’s approval of such Award.

“Election” means the Company’s choice of the type of 102 Trustee Grants it will make under the Plan (as between capital gains track or ordinary income track), as filed with the ITA.

“Eligible 102 Participant” means a Participant who is a person employed by the Company or its Affiliates, including an individual who is serving as a director (as defined in the ITO) or an office holder (as defined in the ITO), who is not a Controlling Shareholder.

“Israeli Fair Market Value” shall mean with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

“ITA” means the Israeli Tax Authority.

“ITO” means the Israeli Income Tax Ordinance (New Version), 1961, and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

“Non-Trustee Grant” means an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

“Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Awards granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted. As of the date of the adoption of this Sub-Plan, the Required Holding Period for 102 Capital Gains Track Grants is 24 months from the date of grant of the Award.

“Rules” means the Income Tax Rules (Tax Benefits in Share Issuance to Employees), 2003.

“Section 102” shall mean the provisions of Section 102 of the ITO, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and by the Law Amending the Income Tax Ordinance (Number 147), 2005.

“Shares” shall mean shares of Stock of the Company, as defined in the Plan.

“Trustee” means a person or entity designated by the Committee to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-33

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

3.     TYPES OF AWARDS AND SECTION 102 ELECTION

3.1     Awards made as 102 Trustee Grants shall be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capital Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company’s Election regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA. Once the Company (or its Affiliate) has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

3.2     Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Sub-Plan. Participants who are not Eligible 102 Participants may be granted only 3(i) Awards under this Sub-Plan.

3.3     No 102 Trustee Grants may be made effective pursuant to this Sub-Plan until 30 days after the date the requisite filings required by the ITO and the Rules, including the filing of the Plan and Sub-Plan, have been made with the ITA.

3.4     The Award Agreement shall indicate whether the grant is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Award; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

4.     TERMS AND CONDITIONS OF 102 TRUSTEE GRANTS

4.1     Each 102 Trustee Grant will be deemed granted on the date approved by the Committee and stated in a written or electronic notice by the Company, provided that the Company and the Trustee have complied with any applicable requirements set forth by the ITA with regard to such grants.

4.2     Each 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for Shares acquired pursuant to a 102 Trustee Grant shall be deposited with a Trustee in compliance with the Deposit Requirements and held in trust by the Trustee (or be subject to a supervisory trustee arrangement if approved by the ITA). After termination of the Required Holding Period, the Trustee may release such Awards and any Shares issued with respect to such Award, provided that (i) the Trustee has received an acknowledgment from the Israeli Income Tax Authority that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Grants or shares issued with respect to the 102 Trustee Grants prior to the full payment of the Eligible 102 Participant’s tax liabilities.

4.3     Each 102 Trustee Grant shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Grant and shall prevail over any term contained in the Plan, this Sub-Plan or Award Agreement that is not consistent therewith. Any provision of the ITO and any approvals of the ITA not expressly specified in this Sub-Plan or any document evidencing an Award that are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102. With respect to 102 Capital Gain Track Grants, to the extent that the Shares are listed on any established stock exchange or a national market system, the provisions of Section 102(b)(3) of the ITO will apply with respect to the Israeli tax rate applicable to such Awards.

4.4     During the Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Awards and Shares received subsequently following any realization of rights derived from Awards or Shares (including stock dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-34

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the shares have been withheld for transfer to the tax authorities and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, any applicable Award Agreement and applicable law. To avoid doubt, such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant (including tax and mandatory payments otherwise payable by the Company or its Affiliates, which would not apply absent a sale or release during the Required Holding Period).

4.5     In the event a stock dividend is declared and/or additional rights are granted with respect to Shares which derive from Awards granted as 102 Trustee Grants, such dividend and/or rights shall also be subject to the provisions of this Section 4 and the Required Holding Period for such dividend shares and/or rights shall be measured from the commencement of the Required Holding Period for the Award with respect to which the dividend was declared and/or rights granted. In the event of a cash dividend on Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant in accordance with the Plan after deduction of taxes and mandatory payments in compliance with applicable withholding requirements, and subject to any other requirements imposed by the ITA.

4.6     If an Award granted as a 102 Trustee Grant is exercised during the Required Holding Period, the Shares issued upon such exercise shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant (or be subject to a supervisory trustee arrangement if approved by the ITA). If such an Award is exercised or settled after the Required Holding Period ends, the Shares issued upon such exercise or settlement shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee (or be subject to a supervisory trustee arrangement if approved by the ITA), or (ii) be transferred to the Eligible 102 Participant directly, provided that the Eligible 102 Participant first complies with all applicable provisions of the Plan and this Sub-Plan.

4.7     To avoid doubt: (i) notwithstanding anything to the contrary in the Plan, including without limitation Section 6.3 thereof, payment upon exercise or purchase of Awards granted as a 102 Trustee Grant, may only be paid by cash or check, and not by surrender or withholding of Shares, or by reduction of shares pursuant to a Cashless Exercise, Stock Tender Exercise or Net Exercise arrangement, or other forms of payment, unless and to the extent permitted under Section 102 or as expressly authorized by the ITA; (ii) notwithstanding anything to the contrary in the Plan, including without limitation Section 4.3 thereof, certain adjustments and amendments to the terms of Awards granted under the 102 Capital Gains Track, including an exchange program, recapitalization events, and so forth, may disqualify the Options from benefitting from the tax benefits under the 102 Capital Gains Track, unless the prior approval of the ITA is obtained; (iii) notwithstanding anything to the contrary in the Plan, including without limitation Section 18.1 thereof, repurchase rights with regard to Awards made as 102 Capital Gains Track Grants shall be subject to compliance with Section 102 requirements and/or the express approval of the ITA; (iv) Stock Appreciation Rights may not be granted under the 102 Capital Gains Track unless and to the extent expressly authorized by the ITA; (v) grants of Restricted Stock Units under the 102 Capital Gains Track require the prior approval of the ITA; (vi) notwithstanding anything to the contrary in the Plan, including without limitation Sections 9.4, 10.6 and 11.5 thereof, Dividend Equivalents may not be settled in shares with respect to Awards granted under 102 Capital Gains Track Awards without the prior approval of the ITA; (vii) Performance Awards may require the approval of the ITA in order to qualify under the 102 Capital Gains Track; and (viii) notwithstanding anything to the contrary in the Plan, including without limitation Sections 3.5(e), 9.6, 10.5(e) and 11.4 thereof, Awards granted under the 102 Capital Gains Track may only be settled in shares and not in cash, and Cash-Based Awards will not qualify under the 102 Capital Gains Track.

5.     ASSIGNABILITY

As long as Awards or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-35

Appendix A — 2016 Equity Incentive Plan, As Proposed To Be Amended And Restated

6.     TAX CONSEQUENCES

6.1     Any tax consequences arising from the grant or settlement of any Award, the exercise of any Option, the issuance, sale or transfer and payment for the Shares covered thereby, or from any other event or act (of the Company and/or its Affiliates and/or the Trustee and/or the Participant) relating to an Award or Shares issued thereupon shall be borne solely by the Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its Affiliates, and the Trustee may make such provisions and take such steps as it/they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to an Award granted under the Plan and the exercise, sale, transfer or other disposition thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law; and/or (ii) requiring a Participant to pay to the Company or any of its Affiliates the amount so required to be withheld; and/or (iii) withholding otherwise deliverable Shares having a Fair Market Value equal to the minimum amount statutorily required to be withheld; and/or (iv) selling a sufficient number of such Shares otherwise deliverable to a Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to the Participant’s authorization as expressed by acceptance of the award under the terms herein), to the extent permitted by applicable law or pursuant to the approval of the ITA. In addition, the Participant will be required to pay any amount (including penalties) that exceeds the tax to be withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

6.2     The Company does not represent or undertake that an Award will qualify for or comply with the requisites of any particular tax treatment (such as the “capital gains track” under Section 102), nor shall the Company, its assignees or successors be required to take any action for the qualification of any Award under such tax treatment. The Company shall have no liability of any kind or nature in the event that, as a result of application of applicable law, actions by the Trustee or any position or interpretation of the ITA, or for any other reason whatsoever, an Award shall be deemed to not qualify for any particular tax treatment.

6.3     With respect to Non-Trustee Grants, if the Eligible 102 Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

7.     SECURITIES LAWS

All awards hereunder shall be subject to compliance with the Israeli Securities Law, 1968, and the rules and regulations promulgated thereunder.

* * *

Cyren Ltd. | 2019 Annual Meeting Proxy Statement A-36

APPENDIX B — 2016 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN, AS PROPOSED TO BE AMENDED AND RESTATED

CYREN, LTD.

2016 NON-EMPLOYEE DIRECTOR EQUITY
INCENTIVE PLAN

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-1

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated
Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-2

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated
Table of Contents (continued)
Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-3

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated
Table of Contents (continued)
Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-4

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

Cyren, Ltd.
2016 Non-Employee Director Equity Incentive Plan

1.     Establishment, Purpose and Term of Plan.

1.1     Establishment.    The Cyren, Ltd. 2016 Non-Employee Director Equity Incentive Plan (the “Plan”) is hereby established effective as of December 22, 2016, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2     Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Cash-Based Awards and Other Stock-Based Awards.

1.3     Term of Plan.    The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.     Definitions and Construction.

2.1     Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)     “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)     “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c)     “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 10.

(f)     “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)     “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-5

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company

(h)     “Change in Control” means the occurrence of any one or a combination of the following:

(i)     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)     an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(aa)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)     a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(g) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)     “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j)     “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k)     “Company” means Cyren Ltd., an Israeli company, and any successor corporation thereto.

(l)     “Compensation Policy” means the Company’s executive compensation policy, as shall be in effect from time to time.

(m)     “Director” means a member of the Board.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-6

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

(n)     “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o)     “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(p)     “Employee” means any person treated as an employee (including a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(q)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)     “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)     Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)     Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)     If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(s)     “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(t)     “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(u)     “Insider” means a person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(v)     “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-7

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

(w)     “Nonemployee Director” means a Director who is not an Employee.

(x)     “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(y)     “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(z)     “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 10.

(aa)     “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(bb)     “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(cc)     “Participant” means any eligible person who has been granted one or more Awards.

(dd)     “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ee)     “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(ff)     “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(gg)     “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(hh)     “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(ii)     “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(jj)     “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(kk)     “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(ll)     “Section 162(m)” means Section 162(m) of the Code.

(mm)     “Section 409A” means Section 409A of the Code.

(nn)     “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(oo)     “Securities Act” means the Securities Act of 1933, as amended.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-8

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

(pp)     “Service” means a Participant’s employment or service with the Participating Company Group. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(qq)     “Stock” means the ordinary shares of the Company, as adjusted from time to time in accordance with Section 4.3.

(rr)     “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(ss)     “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(tt)     “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(uu)     “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(vv)     “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2     Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.     Administration.

3.1     Administration by the Committee.    The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2     Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if applicable, of Rule 16b-3.

3.3     Powers of the Committee.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)     to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)     to determine the type of Award granted;

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-9

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

(c)     to determine the Fair Market Value of shares of Stock or other property;

(d)     to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, provided that Options and Restricted Stock Units shall vest over a period of three years or longer (or such other period as may be provided in the Compensation Policy), (v) the time of expiration of any Award, (vi) the effect of any Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)     to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f)     to approve one or more forms of Award Agreement;

(g)     to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto

(h)     to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service

(i)     prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(j)     to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4     Option or SAR Repricing.    The Committee shall have the authority, without additional approval by the stockholders of the Company, to approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs covering the same or a different number of shares but with an exercise price per share equal to the Fair Market Value per share on the new grant date, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof to the Fair Market Value per share on the date of amendment.

3.5     Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee, to the extent permitted by applicable law, members of the Board or the Committee, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-10

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

4.     Shares Subject to Plan.

4.1     Maximum Number of Shares Issuable.    Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 1.15 million (1,150,000) shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2     Share Counting.    If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 15.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.3     Adjustments for Changes in Capital Structure.    Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4     Assumption or Substitution of Awards.    The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-11

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

5.     Eligibility, Participation and Award Limitations.

5.1     Persons Eligible for Awards.    Awards may be granted only to Nonemployee Directors.

5.2     Participation in the Plan.    Awards are granted solely at the discretion of the Committee. Nonemployee Directors may be granted more than one Award.

5.3     Award Limit.    No Nonemployee Director shall be granted within any fiscal year of the Company one or more Awards pursuant to the Plan which, in the aggregate, are for more than the amount permitted under applicable law and the value of which, including any other equity-based compensation paid to such Nonemployee Director during such fiscal year exceeds (at the time of grant) the maximum value defined in the Compensation Policy for such Nonemployee Director.

6.     Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1     Exercise Price.    The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that the exercise price per share shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2     Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that no Option shall expire prior to the lapse of one (1) year following their vesting date and no Options shall be exercisable after the expiration of six (6) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate six (6) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3     Payment of Exercise Price.

(a)     Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)     Limitations on Forms of Consideration.

(i)     Cashless Exercise.    A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-12

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

(ii)     Stock Tender Exercise.    A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)     Net Exercise.    A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4     Effect of Termination of Service.

(a)     Option Exercisability.    Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i)     Disability.    If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)     Death.    If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii)     Termination for Cause.    Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)     Other Termination of Service.    If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-13

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

(b)     Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5     Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

7.     Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1     Types of SARs Authorized.    SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2     Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3     Exercisability and Term of SARs.

(a)     Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)     Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR. Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-14

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

7.4     Exercise of SARs.    Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5     Deemed Exercise of SARs.    If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6     Effect of Termination of Service.    Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7     Transferability of SARs.    During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8.     Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1     Types of Restricted Stock Awards Authorized.    Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine.

8.2     Purchase Price.    The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3     Purchase Period.    A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-15

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

8.4     Payment of Purchase Price.    Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5     Vesting and Restrictions on Transfer.    Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6     Voting Rights; Dividends and Distributions.    Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7     Effect of Termination of Service.    Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8     Nontransferability of Restricted Stock Award Rights.    Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-16

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

9.     Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1     Grant of Restricted Stock Unit Awards.    Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine.

9.2     Purchase Price.    No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3     Vesting.    Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria.

9.4     Voting Rights, Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5     Effect of Termination of Service.    Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6     Settlement of Restricted Stock Unit Awards.    The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-17

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7     Nontransferability of Restricted Stock Unit Awards.    The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.8     Term of Restricted Stock Unit.    No Restricted Stock Units shall expire prior to the lapse of one (1) year following their vesting date and no Restricted Stock Units shall be exercisable after the expiration of six (6) years after the effective date of grant of such Restricted Stock Units.

10.     Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1     Grant of Cash-Based Awards.    Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions as the Committee may determine.

10.2     Grant of Other Stock-Based Awards.    The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3     Value of Cash-Based and Other Stock-Based Awards.    Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria.

10.4     Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.    Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-18

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

10.5     Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

10.6     Effect of Termination of Service.    Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

10.7     Nontransferability of Cash-Based Awards and Other Stock-Based Awards.    Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

11.     Standard Forms of Award Agreement.

11.1     Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

11.2     Authority to Vary Terms.    The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

12.     Change in Control.

12.1     Effect of Change in Control on Awards.    Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following in the event of a Change in Control:

(a)     Accelerated Vesting.    In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-19

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

(b)     Assumption, Continuation or Substitution.    Subject to the terms of any grant in accordance with Section 13.1(a), in the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)     Cash-Out of Outstanding Stock-Based Awards.    The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

12.2     Accelerated Vesting Upon a Change in Control.    Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 14.4(f), in the event of a Change in Control, each outstanding Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for by any successor to the Company under Section 12.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.     Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock or other property pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-20

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

14.     Compliance with Section 409A.

14.1     Awards Subject to Section 409A.    The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 14 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a)     A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b)     Any Restricted Stock Unit Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

14.2     Deferral and/or Distribution Elections.    Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a)     Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b)     Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c)     Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 14.3.

14.3     Subsequent Elections.    Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a)     No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b)     Each subsequent Election related to a payment in settlement of an Award not described in Section 14.4(a)(ii), 14.4(a)(iii) or 14.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c)     No subsequent Election related to a payment pursuant to Section 14.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-21

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

(d)     Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 14.3.

14.4     Payment of Section 409A Deferred Compensation.

(a)     Permissible Payments.    Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i)     The Participant’s “separation from service” (as defined by Section 409A);

(ii)     The Participant’s becoming “disabled” (as defined by Section 409A);

(iii)     The Participant’s death;

(iv)     A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 14.2 or 14.3, as applicable;

(v)     A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi)     The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b)     Installment Payments.    It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)     Required Delay in Payment to Specified Employee Pursuant to Separation from Service.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 14.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d)     Payment Upon Disability.    All distributions of Section 409A Deferred Compensation payable pursuant to Section 14.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e)     Payment Upon Death.    If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f)     Payment Upon Change in Control.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-22

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 12.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 14.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g)     Payment Upon Unforeseeable Emergency.    The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 14.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h)     Prohibition of Acceleration of Payments.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i)     No Representation Regarding Section 409A Compliance.    Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

15.     Tax Withholding.

15.1     Tax Withholding in General.    The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

15.2     Withholding in or Directed Sale of Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-23

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

16.     Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3), (b) no change in the class of persons eligible to receive Awards, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

17.     Miscellaneous Provisions.

17.1     Repurchase Rights.    Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

17.2     Forfeiture Events.

(a)     The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b)     If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

17.3     Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

17.4     Rights as a Director.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain a Director or interfere with or limit in any way any right of a Participating Company to terminate a Director’s Service.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-24

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

17.5     Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

17.6     Delivery of Title to Shares.    Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

17.7     Fractional Shares.    The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

17.8     Retirement and Welfare Plans.    Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

17.9     Severability.    If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

17.10     No Constraint on Corporate Action.    Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

17.11     Unfunded Obligation.    Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

17.12     No Representations or Covenants with respect to Tax Qualification.    Although the Company may endeavor to (a) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States, or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 14 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

* * *

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-25

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

IN WITNESS WHEREOF, the undersigned officer of the Company certifies that the foregoing sets forth the Cyren Ltd. 2016 Non-Employee Director Equity Incentive Plan as duly adopted by the Board effective as of November 10, 2016 and as duly amended by the Board effective as of June 11, 2019.

/s/ J. Michael Myshrall
J. Michael Myshrall
Chief Financial Officer
Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-26

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

CYREN, LTD.
2016 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN
SUB-PLAN FOR ISRAELI TAXPAYERS

1.     SPECIAL PROVISIONS FOR ISRAELI TAXPAYERS

1.1     This Sub-Plan for Israeli Taxpayers (the “Sub-Plan”) to the Cyren, Ltd. 2016 Non-Employee Director Equity Incentive Plan (the “Plan”) is made in accordance with Section 3.3(i) of the Plan. This Sub-Plan was approved by the Committee on November 10, 2016.

1.2     The provisions specified hereunder apply only to persons who are deemed to be residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Awards.

1.3     This Sub-Plan applies with respect to Awards granted under the Plan. The purpose of this Sub-Plan is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with the tax, securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Sub-Plan, all grants made pursuant to this Sub-Plan shall be governed by the terms of the Plan. This Sub-Plan is applicable only to grants made after the date of its adoption. This Sub-Plan complies with, and is subject to the ITO and Section 102. An Option granted under this Sub-Plan will be deemed a Nonstatutory Stock Option for the purposes of U.S. taxation.

1.4     The Plan and this Sub-Plan shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions of this Sub-Plan shall govern.

2.     DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Sub-Plan:

“3(i) Award” means an Award of Options, which is subject to taxation pursuant to Section 3(i) of the ITO, which has been granted to any person who is not an Eligible 102 Participant.

“102 Capital Gains Track” means the tax alternative set forth in Section 102(b)(2) of the ITO pursuant to which all or a part of the income resulting from the sale of Shares is taxable as a capital gain.

“102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

“102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Shares derived from Awards is taxed as ordinary income.

“102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.

“102 Trustee Grant” means an Award granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Eligible 102 Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

“Affiliate” for the purpose of grants made under this Sub-Plan, means any Affiliate, as defined in the Plan, that is an “employing company” within the meaning of Section 102(a) of the ITO.

“Controlling Shareholder” as defined in Section 32(9) of the ITO, currently defined as an individual who prior to the grant or as a result of the grant or exercise of any Award, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the ITO) (i) 10% of the outstanding share capital of the Company, (ii) 10% of the voting power of the Company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power, (iv) the right to obtain 10% of the “profit” of the Company (as defined in the ITO), or (v) the right to appoint a director of the Company.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-27

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

“Deposit Requirements” shall mean with respect a 102 Trustee Grant, the requirement to evidence deposit of an Award with the Trustee, in accordance with Section 102, in order to qualify as a 102 Trustee Grant. As of the time of approval of this Sub-Plan, the ITA guidelines regarding Deposit Requirements for 102 Capital Gains Track Grants require that the Trustee be provided with (a) the resolutions approving Awards intended to qualify as 102 Capital Gains Track Grants within 45 days of the date of Committee’s approval of such Award, including full details of the terms of the Awards, and (b) a copy of the Award Agreement executed by the Eligible 102 Participant and/or Eligible 102 Participant’s consent to the requirements of the 102 Capital Gains Track Grant within 90 days of the Committee’s approval of such Award, and (c) with respect to Restricted Stock Awards, either a share certificate and copy of the Company’s share register evidencing issuance of the Shares underlying such Award in the name of the Trustee for the benefit of the Eligible 102 Participant, or deposit of the Shares with a financial institution in an account administered in the name of the Trustee, as applicable, in each case, within 90 days of the date of the Committee’s approval of such Award.

“Election” means the Company’s choice of the type of 102 Trustee Grants it will make under the Plan (as between capital gains track or ordinary income track), as filed with the ITA.

“Eligible 102 Participant” means a Participant who is serving as a director (as defined in the ITO) or an office holder (as defined in the ITO), who is not a Controlling Shareholder.

“Israeli Fair Market Value” shall mean with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

“ITA” means the Israeli Tax Authority.

“ITO” means the Israeli Income Tax Ordinance (New Version), 1961, and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

“Non-Trustee Grant” means an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

“Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Awards granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted. As of the date of the adoption of this Sub-Plan, the Required Holding Period for 102 Capital Gains Track Grants is 24 months from the date of grant of the Award.

“Rules” means the Income Tax Rules (Tax Benefits in Share Issuance to Employees), 2003.

“Section 102” shall mean the provisions of Section 102 of the ITO, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and by the Law Amending the Income Tax Ordinance (Number 147), 2005.

“Shares” shall mean shares of Stock of the Company, as defined in the Plan.

“Trustee” means a person or entity designated by the Committee to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-28

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

3.     TYPES OF AWARDS AND SECTION 102 ELECTION

3.1     Awards made as 102 Trustee Grants shall be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capital Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company’s Election regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA. Once the Company (or its Affiliate) has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

3.2     Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Sub-Plan. Participants who are not Eligible 102 Participants may be granted only 3(i) Awards under this Sub-Plan.

3.3     No 102 Trustee Grants may be made effective pursuant to this Sub-Plan until 30 days after the date the requisite filings required by the ITO and the Rules, including the filing of the Plan and Sub-Plan, have been made with the ITA.

3.4     The Award Agreement shall indicate whether the grant is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Award; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

4.     TERMS AND CONDITIONS OF 102 TRUSTEE GRANTS

4.1     Each 102 Trustee Grant will be deemed granted on the date approved by the Committee and stated in a written or electronic notice by the Company, provided that the Company and the Trustee have complied with any applicable requirements set forth by the ITA with regard to such grants.

4.2     Each 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for Shares acquired pursuant to a 102 Trustee Grant shall be deposited with a Trustee in compliance with the Deposit Requirements and held in trust by the Trustee (or be subject to a supervisory trustee arrangement if approved by the ITA). After termination of the Required Holding Period, the Trustee may release such Awards and any Shares issued with respect to such Award, provided that (i) the Trustee has received an acknowledgment from the Israeli Income Tax Authority that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Grants or shares issued with respect to the 102 Trustee Grants prior to the full payment of the Eligible 102 Participant’s tax liabilities.

4.3     Each 102 Trustee Grant shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Grant and shall prevail over any term contained in the Plan, this Sub-Plan or Award Agreement that is not consistent therewith. Any provision of the ITO and any approvals of the ITA not expressly specified in this Sub-Plan or any document evidencing an Award that are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102. With respect to 102 Capital Gain Track Grants, to the extent that the Shares are listed on any established stock exchange or a national market system, the provisions of Section 102(b)(3) of the ITO will apply with respect to the Israeli tax rate applicable to such Awards.

4.4     During the Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Awards and Shares received subsequently following any realization of rights derived from Awards or Shares (including stock dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-29

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the shares have been withheld for transfer to the tax authorities and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, any applicable Award Agreement and applicable law. To avoid doubt, such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant (including tax and mandatory payments otherwise payable by the Company or its Affiliates, which would not apply absent a sale or release during the Required Holding Period).

4.5     In the event a stock dividend is declared and/or additional rights are granted with respect to Shares which derive from Awards granted as 102 Trustee Grants, such dividend and/or rights shall also be subject to the provisions of this Section 4 and the Required Holding Period for such dividend shares and/or rights shall be measured from the commencement of the Required Holding Period for the Award with respect to which the dividend was declared and/or rights granted. In the event of a cash dividend on Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant in accordance with the Plan after deduction of taxes and mandatory payments in compliance with applicable withholding requirements, and subject to any other requirements imposed by the ITA.

4.6     If an Award granted as a 102 Trustee Grant is exercised during the Required Holding Period, the Shares issued upon such exercise shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant (or be subject to a supervisory trustee arrangement if approved by the ITA). If such an Award is exercised or settled after the Required Holding Period ends, the Shares issued upon such exercise or settlement shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee (or be subject to a supervisory trustee arrangement if approved by the ITA), or (ii) be transferred to the Eligible 102 Participant directly, provided that the Eligible 102 Participant first complies with all applicable provisions of the Plan and this Sub-Plan.

4.7     To avoid doubt: (i) notwithstanding anything to the contrary in the Plan, including without limitation Section 6.3 thereof, payment upon exercise or purchase of Awards granted as a 102 Trustee Grant, may only be paid by cash or check, and not by surrender or withholding of Shares, or by reduction of shares pursuant to a Cashless Exercise, Stock Tender Exercise or Net Exercise arrangement, or other forms of payment, unless and to the extent permitted under Section 102 or as expressly authorized by the ITA; (ii) notwithstanding anything to the contrary in the Plan, including without limitation Section 4.3 thereof, certain adjustments and amendments to the terms of Awards granted under the 102 Capital Gains Track, including an exchange program, recapitalization events, and so forth, may disqualify the Options from benefitting from the tax benefits under the 102 Capital Gains Track, unless the prior approval of the ITA is obtained; (iii) notwithstanding anything to the contrary in the Plan, including without limitation Section 17.1 thereof, repurchase rights with regard to Awards made as 102 Capital Gains Track Grants shall be subject to compliance with Section 102 requirements and/or the express approval of the ITA; (iv) Stock Appreciation Rights may not be granted under the 102 Capital Gains Track unless and to the extent expressly authorized by the ITA; (v) grants of Restricted Stock Units under the 102 Capital Gains Track require the prior approval of the ITA; (vi) notwithstanding anything to the contrary in the Plan, including without limitation Sections 9.4 and 10.5 thereof, Dividend Equivalents may not be settled in shares with respect to Awards granted under 102 Capital Gains Track Awards without the prior approval of the ITA; and (vii) notwithstanding anything to the contrary in the Plan, including without limitation Sections 3.3(e), 9.6 and 10.4 thereof, Awards granted under the 102 Capital Gains Track may only be settled in shares and not in cash, and Cash-Based Awards will not qualify under the 102 Capital Gains Track.

5.     ASSIGNABILITY

As long as Awards or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-30

Appendix B — 2016 Non-Employee Director Equity Incentive Plan, As Proposed To Be Amended And Restated

6.     TAX CONSEQUENCES

6.1     Any tax consequences arising from the grant or settlement of any Award, the exercise of any Option, the issuance, sale or transfer and payment for the Shares covered thereby, or from any other event or act (of the Company and/or its Affiliates and/or the Trustee and/or the Participant) relating to an Award or Shares issued thereupon shall be borne solely by the Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its Affiliates, and the Trustee may make such provisions and take such steps as it/they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to an Award granted under the Plan and the exercise, sale, transfer or other disposition thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant, including by deducting any such amount payable to the Participant, to the maximum extent permitted under law; and/or (ii) requiring a Participant to pay to the Company or any of its Affiliates the amount so required to be withheld; and/or (iii) withholding otherwise deliverable Shares having a Fair Market Value equal to the minimum amount statutorily required to be withheld; and/or (iv) selling a sufficient number of such Shares otherwise deliverable to a Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to the Participant’s authorization as expressed by acceptance of the award under the terms herein), to the extent permitted by applicable law or pursuant to the approval of the ITA. In addition, the Participant will be required to pay any amount (including penalties) that exceeds the tax to be withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

6.2     The Company does not represent or undertake that an Award will qualify for or comply with the requisites of any particular tax treatment (such as the “capital gains track” under Section 102), nor shall the Company, its assignees or successors be required to take any action for the qualification of any Award under such tax treatment. The Company shall have no liability of any kind or nature in the event that, as a result of application of applicable law, actions by the Trustee or any position or interpretation of the ITA, or for any other reason whatsoever, an Award shall be deemed to not qualify for any particular tax treatment.

6.3     With respect to Non-Trustee Grants, if the Eligible 102 Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

7.     SECURITIES LAWS

All awards hereunder shall be subject to compliance with the Israeli Securities Law, 1968, and the rules and regulations promulgated thereunder.

* * *

Cyren Ltd. | 2019 Annual Meeting Proxy Statement B-31

APPENDIX C — ARTICLES OF ASSOCIATION, AS PROPOSED TO BE AMENDED AND RESTATED, FOR INCREASE IN AUTHORIZED ORDINARY SHARES

THE COMPANIES LAW

A COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ARTICLES OF ASSOCIATION

of

cyren LTD.

1.           Preliminary

1.1.        Construction. In these Articles, each of the following terms shall have the respective meaning appearing next to it, if not inconsistent with the subject or context:

1.1.1.     “Articles” - These Articles of Association, as amended from time to time.

1.1.2.     “Board” - the board of directors appointed under these Articles.

1.1.3.     “Company” - Cyren Ltd.

1.1.4.     “Companies Law” - The Companies Law, 5759-1999 and any regulations promulgated thereunder.

1.1.5.     “General Meeting” - an Annual Meeting or a Special Meeting as defined in Article 9.2.1.

1.1.6.     “Shareholder” -

(a)         A holder of one or more of the shares of the Company; or

(b)         a person registered as such in the Register of Shareholders; or

(c)         a person who holds a share certificate.

1.1.7.     “Register of Shareholders” - The Register of Shareholders pursuant to Article 12.

1.1.8.     “Year and Month” - A Gregorian month or year.

1.2.        Any capitalized term used but not otherwise defined in these Articles shall have the meaning ascribed to it in the Companies Law.

2.           Public Company

The Company is a Public Company as such term is defined in the Companies Law.

3.           Share Capital

3.1.        The authorized share capital of the Company is NIS 16,500,000 divided into one hundred and ten million (110,000,000) Ordinary Shares of nominal value NIS 0.15 per share (“Ordinary Shares”).

3.2.        The holders of issued and outstanding Ordinary Shares shall have all the rights, powers and authorities associated with the shares of the Company, including the power to appoint directors, to receive notice of, and to vote in, General Meetings of the Company, and to receive dividends and any surplus upon the liquidation of the Company.

3.3.        If at any time the share capital is divided into different classes of shares, then, unless the conditions of allotment of such class provide otherwise, the rights, additional rights, advantages, restrictions and conditions attached or not attached to any class, at any given time, may be modified, enhanced, added or abrogated by the Company by resolution at a meeting of the holders of the shares of such class.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-1

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

4.           Issuance of Securities

4.1.        The unissued shares of the Company shall be under the control of the Board.

4.2.        The Board shall have the power to allot, issue or otherwise dispose of shares to such persons, at such times, on such terms and conditions, and either at par or less than par, at a premium, for cash or other consideration, in whole or in part, at a discount or with payment of commission, with such preferred or deferred rights, restrictions or conditions, all in accordance with the provisions of the Companies Law and as the Board shall deem fit from time to time, provided that such shares do not exceed the registered share capital of the Company. The Board of Directors shall also have the power to give any person the option to acquire from the Company any shares, either at par or less than par, at a premium, for cash or other consideration, in whole or in part, at a discount or with payment of commission, all in accordance with the provisions of the Companies Law and as the Board shall deem fit from time to time.

4.3.        The Board may resolve to issue one or more series of debentures; however, such borrowing power shall be limited to actions that do not unreasonably jeopardize the Company’s ability to pay its debt or to conduct its business as an entity that seeks to maximize profits.

4.4.        The Company may, subject to applicable law, issue redeemable shares and redeem the same.

5.           Reorganization of Capital

5.1.        Increase of Capital

5.1.1.     The Company may, from time to time, by resolution of the Shareholders, whether or not all the shares then authorized have been issued, and whether or not all the shares issued have been called for payment, increase its authorized share capital. Any such increase shall be in such amount and shall be divided into shares of such nominal amounts, with such rights and preferences and subject to such restrictions, as such resolution shall provide.

5.1.2.     Except to the extent otherwise provided in such resolution, any new shares included in the authorized share capital increased under Article 5.1.1 shall be subject to all the provisions of these Articles which are applicable to shares included in the existing share capital, without regard to class (and, if such new shares are of the same class as a class of shares included in the existing share capital, to all of the provisions that are applicable to shares of such class included in the existing share capital).

5.2.        Consolidation, Subdivision, Cancellation and Reduction of Capital.

The Company may, from time to time, by resolution of the Shareholders (subject to applicable law):

5.2.1.     consolidate all or any part of its issued or unissued share capital into shares of a per share nominal value that is greater than the per share nominal value of its existing shares;

5.2.2.     subdivide its shares (issued or unissued) or any of them into shares of lesser nominal value than is fixed by these Articles;

5.2.3.     cancel any shares that have not been issued or subscribed for, and decrease the amount of its authorized share capital by the amount of the shares so canceled, subject to any commitment (including a conditional commitment) given by the Company in respect of such shares.

5.2.4.     reduce its share capital in any manner, and with and subject to any consent required by law.

5.3.        With respect to any action that may result in fractional shares, the Board may settle any difficulty that may arise with regard thereto as it deems fit, and in connection with any such consolidation or other action that may result in fractional shares may, without limitation:

5.3.1.     determine, as to the holder of the shares so consolidated, which issued shares shall be consolidated into a share of a larger nominal value per share;

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-2

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

5.3.2.     allot, in contemplation of or subsequent to such consolidation or other action, shares or fractional shares sufficient to preclude or remove fractional share holdings;

5.3.3.     redeem, in the case of redeemable shares and subject to the Companies Law, such shares or fractional shares sufficient to preclude or remove fractional share holdings; or

5.3.4.     cause the transfer of fractional shares by certain Shareholders to other Shareholders so as most expediently to preclude or remove any fractional share holdings, and cause the transferees of such fractional shares to pay the transferors of such fractional shares the fair value thereof, and the Board is hereby authorized to act in connection with such transfer as agent for the transferors and transferees of any such fractional shares, with full power of substitution, for the purpose of implementing the provisions of this Article 5.3.

6.           Transfer of Shares

6.1.        Registration of Transfer

6.1.1.     No transfer of shares shall be registered in the Register of Shareholders unless one of the following conditions has been met:

6.1.1.1.  a proper writing or instrument of transfer (in any customary form or any other form satisfactory to the Board) signed by the transferee and the transferor, together with the share certificate(s) and such other evidence of title as the Board may reasonably require, were submitted to the Company, and the relevant provisions in these Articles to effect a transfer of shares have been fully complied with. Until the transferee has been registered in the Register of Shareholders in respect of the shares so transferred, the Company may continue to regard the transferor as the owner thereof.

6.1.1.2.  the Company received a court order requiring the change in the Register of Shareholders.

6.1.1.3.  the Company received proof that the legal requirements for the assignment of rights to any Shares were fulfilled.

6.1.1.4.  the occurrence of a condition that is sufficient, under these Articles, to effect the change in the Register of Shareholders.

6.2.        Decedent’s Shares

6.2.1.     In case of a share registered in the names of two or more holders, the Company may recognize the survivor(s) as the sole owner(s) thereof unless and until the provisions of Article 6.2.2 have been effectively invoked.

6.2.2.     Any person becoming entitled to a share in consequence of the death of any person, upon producing evidence of the grant of probate or letters of administration or order of inheritance (or such other evidence as the Board may reasonably deem sufficient), shall be registered as a Shareholder in respect of such share, or may, subject to the regulations as to transfer herein contained, transfer such share.

6.3.        Receivers and Liquidators

6.3.1.     The Company may recognize any receiver, liquidator or similar official appointed to wind up, dissolve or otherwise liquidate a corporate Shareholder, and a trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to a Shareholder or its properties, as being entitled to the shares registered in the name of such Shareholder.

6.3.2.     Such receiver, liquidator or similar official appointed to wind up, dissolve or otherwise liquidate a corporate Shareholder, and such trustee, manager, receiver, liquidator or similar official appointed in bankruptcy or in connection with the reorganization of, or similar proceeding with respect to,

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-3

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

a Shareholder or its properties, upon producing such evidence as the Board may deem sufficient as to his authority to act in such capacity or under this Article, shall with the consent of the Board (which the Board may grant or refuse in its absolute discretion) be registered as a Shareholder in respect of such shares, or may, subject to the regulations as to transfer contained in these Articles, transfer such shares.

7.           Limitation of Liability

The liability of each Shareholder shall be limited to the payment of the nominal value of its shares or the subscription price paid for such shares, if greater than the nominal value. If the Company issues shares for consideration that is less than the nominal value of such shares, in accordance with, the terms and conditions set forth in Section 304 of the Companies Law, then the liability of each such Shareholder shall be governed by the terms of Section 304 of the Companies Law.

8.           Amendments to the Articles

The Company may amend these Articles by resolution adopted by the Shareholders by a regular majority of Shareholders present at the General or Special Meeting entitled to vote. The Company shall not amend the Articles in a manner that adversely affects the rights of a Shareholder without obtaining the consent of all Shareholders that are adversely affected by such modification. For the avoidance of doubt, any amendment that affects all the Shareholders in the same manner shall not be deemed to constitute a modification of rights associated with specific shares.

9.           General Meetings

9.1.        The Powers of the General Meeting

The following matters of the Company shall be decided in a General Meeting of Shareholders:

9.1.1.     Amendment of these Articles.

9.1.2.     Exercise of the powers vested in the Board in the event that the Board is unable to exercise such powers, as provided in Section 52(a) of the Companies Law.

9.1.3.     Appointment and termination of the Company’s auditors.

9.1.4.     Approval of actions and transactions that are required pursuant to Sections 254 and 255, and 270 through 275, of the Companies Law.

9.1.5.     Increase and reduction of the authorized share capital of the Company in accordance with Sections 286 and 287 of the Companies Law.

9.1.6.     Approval of a merger in accordance with Section 320(a) of the Companies Law.

9.1.7.     Discussion of the financial statements at an Annual Meeting (as defined below).

9.1.8.     Appointment of Outside Directors in accordance with Section 239(b) of the Companies Law.

9.2.        Annual Meetings and Special Meetings

9.2.1.     An Annual General Meeting shall be held at least once in every calendar year (within a period of not more than 15 months after the last preceding Annual General Meeting), at such time and at such place as determined by the Board. Such Annual General Meetings shall be referred to as “Annual Meetings”. Any other Shareholders meetings shall be referred to as “Special Meetings”.

9.2.2.     The agenda at an Annual Meeting shall include a discussion of the annual financial statements of the Company and of the report submitted by the Board that shall include explanations concerning the various events that had an influence on the financial statements.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-4

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

9.3.        Convening a General Meeting

9.3.1.     The Board may, whenever it thinks fit, convene a Special Meeting, at such time and place as may be determined by the Board, and shall be obliged to do so upon the receipt of a written request from (i) either 2 directors or 25% of the directors then in office, (ii) a Shareholder or group of Shareholders that holds at least 5% of the issued and outstanding shares of the Company and at least 1% of the voting rights in the Company, or a Shareholder or group of Shareholders that holds at least 5% of the voting rights in the Company, as provided in Section 63 of the Companies Law.

9.3.2.     Notice of a General Meeting shall be delivered to Shareholders entitled to receive such notice in the manner and to the extent required by the Companies Law and any regulations promulgated thereunder. The Company shall make copies of its annual financial statements available for inspection by the Shareholders at the principal offices of the Company. The Company shall not be required to send copies of its annual financial statements to Shareholders, except upon request.

9.3.3.     The accidental omission to give notice of a meeting to any Shareholder or Shareholders, or the non-receipt of notice sent to such Shareholder, shall not invalidate the proceedings at such meeting.

9.4.        Proceedings at a General Meeting

9.4.1.     The Agenda: The agenda for a General Meeting shall be determined by the Board, and shall include (i) in the case of a Special Meeting, the matters for which the Special Meeting was convened pursuant to Section 63 of the Companies Law, and (ii) matters requested by a Shareholder or Shareholders holding not less than (1%) of the voting rights in the General Meeting, provided that such proposed matter is appropriate for discussion in a General Meeting. Only resolutions on matters that are specified in the agenda shall be adopted at such Special Meeting.

9.4.2.     Quorum:

9.4.2.1.  No business shall be transacted at a General Meeting unless a legal quorum is present, and no resolution may be passed unless a legal quorum is present at the time such resolution is voted upon.

9.4.2.2.  In the absence of a contrary provision in these Articles or in the Companies Law, two or more Shareholders, present in person or by proxy and holding shares conferring in the aggregate at least one third of the outstanding voting power of the Company shall constitute a legal quorum at General Meetings.

9.4.2.3.  If within half an hour from the time scheduled for a General Meeting a legal quorum is not present, the meeting shall be adjourned to the same day in the next week, at the same time and place, or to such other day and at such other time and other place as the Board may determine in a notice to the Shareholders. If within half an hour from the time scheduled for the adjourned meeting a legal quorum is not present, then any two Shareholders entitled to vote, present in person or by proxy, shall constitute a legal quorum for such adjourned meeting and shall be entitled to resolve any matters on the agenda of the meeting.

9.4.3.     Chairman: The Chairman of the Board shall preside at every General Meeting of the Company and shall be appointed as the Chairman of the General Meeting. If a Chairman of the Board was not appointed, or if the Chairman of the Board is not present within 15 minutes after the time scheduled for the meeting or is unwilling to take the chair, the Shareholders present shall choose someone of their number to be the chairman of such meeting. The office of Chairman of a General Meeting shall not, by itself, entitle the holder to vote at any General Meeting nor shall it grant him a second or casting vote (without derogating, however, from the right of such Chairman to vote as a shareholder or proxy of a shareholder if, in fact, he is also a shareholder or such proxy).

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-5

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

9.4.4.     Power to Adjourn: The Chairman of a General Meeting at which a quorum is present may, with the consent of the holders of a majority of the voting power represented in person or by proxy and voting on the question of adjournment, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called.

9.4.5.     Voting Power: Every matter submitted to the General Meeting shall be decided by a vote. Any vote in a General Meeting shall be conducted in accordance with the voting rights that each Shareholder is entitled to in accordance with the number of shares granting voting rights that are held by such Shareholder.

9.4.6.     Adoption of Resolutions at General Meetings: Subject to the provisions of the Companies Law and to Article 8 above, a resolution proposed at any General Meeting shall be deemed adopted if approved by a majority of the voting shares represented at such meeting in person or by proxy. A declaration by the Chairman of the General Meeting that a resolution has been carried unanimously, or carried by a particular majority, or defeated, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favor of or against such resolution.

9.5.        Resolutions in Writing.

A resolution in writing signed by the Shareholders holding at such time all the issued shares having the right to vote at General Meetings, or to which all such Shareholders had agreed to in writing (by letter, telegram, email, telex, facsimile or otherwise), shall have the same force, for any purpose whatsoever, as if unanimously adopted by a General Meeting duly convened and held.

9.6.        Voting Rights and Proxies

9.6.1.     No Shareholder shall be entitled to vote in any General Meeting (or be counted as a part of the quorum) unless he fully paid any amounts due, whether with or without any demand for payment for his shares.

9.6.2.     In the absence of contrary provisions in these Articles or in any condition or term annexed to any shares of any class, each Shareholder participating in a General Meeting shall have one vote for each share giving a right to vote in a General Meeting that is held by such Shareholder.

9.6.3.     If two or more persons are registered as joint holders of any share, the vote of the person first registered in the Register of Shareholders shall be accepted to the exclusion of the vote(s) of the other joint holder(s).

9.6.4.     A company or other corporate body being a Shareholder of the Company may duly authorize any person to be its representative at any General Meeting or to authorize or deliver a proxy on its behalf. Any person so authorized shall be entitled to exercise on behalf of such Shareholder all the power that the latter could have exercised if it were a natural person. Upon the request of the Chairman of the meeting, written evidence of such authorization (in form acceptable to the Chairman of the meeting) shall be delivered to him.

9.6.5.     Any Shareholder entitled to vote may vote either in person or by ballot, as provided in Sections 87 to 89 of the Companies Law or by proxy (and the proxy need not be a Shareholder) or, if the Shareholder is a company or other corporate body, by a representative authorized pursuant to Article 9.6.4. The Board of Directors may determine, in its discretion, the matters that may be voted upon by ballot, in accordance with Section 87(a)(4) of the Companies Law.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-6

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

9.6.6.     Instrument of Appointment: An instrument appointing a proxy shall be in writing and shall be substantially in the following form:

“I_____________________ of ________________________

(Name of Shareholder)        (Address of Shareholder)

being a Shareholder of Cyren Ltd. hereby appoint

_______________________of_________________________

(Name of Proxy)        (Address of Proxy)

as my proxy to vote for me and on my behalf at the General Meeting of the Company to be held on the ____ day of _____________, ______ and at any adjournment(s) thereof.

Signed this ______ day of _______, _______,

(Signature of Appointer)”

or in any usual or common form or in such other form as may be approved by the Board. Such proxy shall be duly signed by the appointor or such person’s duly authorized attorney or, if such appointor is a company or other corporate body, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s) in accordance with its constitutional documents.

9.6.7.     The instrument appointing a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall either be delivered to the Company (at its principal place of business or at the offices of its registrar or transfer agent, or at such place as the Board may specify) not less than 24 hours before the time fixed for the meeting at which the person named in the instrument proposes to vote, or presented to the Chairman at such General Meeting. An instrument appointing a proxy that is not limited in time shall expire 12 months after the date of its execution. If the appointment shall be for a specified period, whether in excess of 12 months or not, the instrument shall be valid for the period stated therein.

9.6.8.     A vote cast in accordance with an instrument appointing a proxy shall be valid despite the prior death or bankruptcy of the appointing Shareholder (or of his attorney-in-fact, if any, who signed such instrument), or the transfer of the share in respect of which the vote is cast, unless written notice of such matters shall have been received by the Company or by the Chairman of such General Meeting prior to such vote being cast.

9.6.9.     An instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company of an instrument or written notice signed by the person who signed such instrument or by the Shareholder appointing such proxy canceling the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy, provided such notice of cancellation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 9.6.7, or (ii) if the appointing Shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the Chairman of such meeting of written notice from such Shareholder of the revocation of such appointment, or if and when such Shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid despite the revocation or purported cancellation of the appointment, or the presence in person or vote of the appointing Shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 9.6.9 at or prior to the time such vote was cast.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-7

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

10.         The Board of Directors

10.1.      Number of Directors

The Board shall be comprised of up to eleven (11) directors, including the outside directors (to the extent applicable).

10.2.      Election and Removal of Directors

Directors shall be elected at the Annual General Meeting by the vote of the holders of a majority of the voting power represented at such meeting in person or by proxy and voting on the election of directors, and each Director shall serve, subject to Article 10.8 hereof, and with respect to a Director appointed pursuant to Article 10.4 hereof subject to such Article, until the Annual General Meeting next following the Annual General Meeting or General Meeting at which such Director was elected pursuant to this Article or Article 10.4 hereof and until his successor is elected, or until his earlier removal pursuant to this Article 10.2. The holders of a majority of the voting power represented at a General Meeting in person or by proxy and voting thereon at such meeting shall be entitled to remove any Director(s) from office, to elect Directors instead of Directors so removed or to fill any vacancy, however created (including any position to which a director was not elected), in the Board. In the case of an outside director or any other director for whom the Companies Law prescribes a different method of election or removal from that specified above, the provisions of the Companies Law shall govern.

10.3.      Qualification of Directors

No person or entity shall be disqualified to serve as a director or an Alternate Director by reason of his not holding shares in the Company or by reason of his having served as a director in the past.

10.4.      Continuing Directors in the Event of Vacancies

In the event of one or more vacancies in the Board of Directors, the remaining Directors may continue to act in every matter and, pending the filling of any vacancy pursuant to the provisions of Article 10.2, may appoint Directors to fill any such vacancy temporarily; provided, however, that if they number less than a majority of the number determined pursuant to Article 10.1 of these Articles, they may act only in an emergency or to fill the office of Director that has become vacant up to the minimum number or in order to call a General Meeting of the Company for the purpose of electing Directors to fill any or all vacancies, so that at least a majority of the number of Directors determined pursuant to Article 10.1 are in office as a result of such meeting.

10.5.      Remuneration of Directors

A Director shall be paid remuneration by the Company for his services as a Director, to the extent such remuneration shall have been approved by a General Meeting of the Company.

10.6.      Conflict of Interests

Subject to the provisions of the Companies Law, no Director shall be disqualified by virtue of his office from holding any office or relationship of profit with the Company or with any company in which the Company shall be a shareholder or have another interest, or from contracting with the Company as vendor, purchaser or otherwise, nor shall any such contract, or any contract or arrangement entered into by or on behalf of the Company in which any Director shall in any way be interested, be avoided, nor, other than as required under the Companies Law, shall any Director be liable to account to the Company for any profit arising from any such office or relationship of profit or realized from such contract or arrangement by reason only of such Director’s holding that office or of the fiduciary relations thereby established, but the nature of his interest, as well as any material fact or document, must be disclosed by him at the meeting of the Board of Directors at which the contract or arrangement is first considered, if his interest then exists, or in any other case no later than the first meeting of the Board of Directors after the acquisition of his interest.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-8

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

10.7.      Alternate Directors

10.7.1.   A Director may, by written notice to the Company given in the manner set forth in Article 10.7.2 below, appoint any individual (whether or not such person is then a member of the Board of Directors) as an alternate for himself (in these Articles referred to as an “Alternate Director”), remove such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason. Unless the appointing Director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for all purposes, and for a period of time, concurrent with the term of the appointing Director.

10.7.2.   Any notice to the Company pursuant to Article 10.7.1 shall be given in person to, or by sending the same by mail to the attention of, the Chairman of the Board of the Company at the principal office of the Company or to such other person or place as the Board shall have determined for such purpose, and shall become effective on the date fixed therein, or upon the receipt thereof by the Company at the place specified above, whichever is later.

10.7.3.   An Alternate Director shall have all the rights and obligations of a director; provided, however, that (i) an Alternate Director shall have no standing at any meeting of the Board or any Committee of the Board while the director for whom such Alternate Director was appointed is present; (ii) he may not in turn appoint an alternate for himself (unless the instrument appointing him otherwise expressly provides); and (iii) the Alternate Director is not entitled to remuneration.

10.7.4.   The office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in Article 10.8, and such office shall ipso facto be vacated if the director for whom the Alternate Director was appointed ceases to be a director.

10.8.      Termination of Office

Without derogating from any law, the office of a director shall automatically be vacated, ipso facto, prior the end of the term of his appointment upon the following:

10.8.1.   Upon resignation, which shall become effective on the date a written notice of such resignation is delivered to the Company, or a later date specified in the notice.

10.8.2.   If convicted of a felony, as provided in Section 232 of the Companies Law.

10.8.3.   Pursuant to a court’s decision, as provided in Section 233 of the Companies Law.

10.8.4.   Upon death or when declared bankrupt.

10.8.5.   If he be found lunatic or becomes of unsound mind.

10.8.6.   At the time of giving notice pursuant to Section 227A or 245A of the Companies Law.

10.8.7.   If he is removed from his office by way of a resolution, adopted by the General Meeting, even prior to the completion of his term of office.

10.8.8.   If his term is terminated by the Board in accordance with the provisions of Section 231 of the Companies Law.

10.9.      No Corporate Director

A corporation will not be qualified to act as a director.

10.10.    Chairman of the Board of Directors

The Board may from time to time elect one of its members to be Chairman of the Board, remove such Chairman from office, and appoint another in his place. The Chairman of the Board shall preside at every

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-9

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

meeting of the Board, but if there is no such Chairman, or if at any meeting the Chairman is not present within 15 minutes after the time fixed for holding the meeting or is unwilling to act as Chairman, the Directors present shall choose someone of their number to be chairman of such meeting. The Chairman will not have any casting or additional vote by reason of his position as Chairman of the Board.

10.11.    Powers of the Board and Delegation of Powers

10.11.1. The determination of the policy of the business of the Company and the supervision on the performance of the General Manager of the Company shall be vested in the Board, which may exercise all such powers and do all such acts and things as the Company is authorized to exercise and do and which are not required by law or these Articles to be done by the Company by action of its Shareholders at a General Meeting. The authority conferred on the Board by this Article shall be subject to the provisions of the Companies Law, these Articles and any resolution consistent with these Articles adopted from time to time by the Company at a General Meeting; provided, however, that no such resolution shall invalidate any prior act done by or pursuant to a decision of the Board that would have been valid if such resolution had not been adopted.

10.11.2. Subject to the provisions of the Companies Law, the Board may from time to time, by power of attorney or otherwise, appoint any person, company, firm or body of persons to be the attorney or attorneys of the Company at law or in fact for such purpose(s) and with such powers, authorities and discretions, and for such period and subject to such conditions, as it deems fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board deems fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

10.12.    Proceedings of the Board

10.12.1. Meetings

10.12.1.1. The Board may meet and adjourn its meetings and otherwise regulate such meetings and proceedings in accordance with the Company’s needs; provided, however, that the Board must meet at least once every 3 months.

10.12.1.2. The Chairman of the Board may convene a meeting of the Board at any time, and shall be required to convene a meeting to be held not later than 14 days following a request by any Director of the Company; provided, that in the event that a meeting is convened under the circumstances described in Section 122(d), 169 or 257 of the Companies Law, the meeting of the Board shall be convened without delay.

Notice of any such meeting shall be given by telephone or by mail, email, telex, telegram or facsimile or other form of electronic communication, a reasonable time before the meeting.

10.12.2. Failure to Deliver Notices: Despite anything to the contrary in these Articles, failure to deliver notice to a Director of any such meeting may be waived by such Director, and a meeting shall be deemed to have been duly convened despite such defective notice if such failure or defect is waived prior to action being taken at such meeting by all Directors entitled to participate and vote in such meeting to whom notice was not duly given.

10.12.3. Board Meetings by Means of Telecommunication: A meeting of the Board may be conducted by using any communication device, provided that all directors participating in such meeting can simultaneously hear each other.

10.12.4. Quorum: No business shall be transacted at a meeting of the Board unless the requisite legal quorum is present (by means provided under Articles 10.12.3) when the meeting proceeds to business. Until otherwise decided by the Board, a legal quorum at a meeting of the Board shall be

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-10

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

constituted by the presence (by means provided under Article 10.12.4) of a majority of the number of directors then in office.

10.12.5. Exercise of Powers of the Board: A resolution proposed at any meeting of the Board shall be deemed adopted if approved by a majority of the Directors present when such resolution is put to a vote and voting thereon.

10.12.6. The Agenda: The agenda for a meeting of the Board shall be determined by the Chairman of the Board, and shall include matters determined by the Chairman of the Board, matters for which a meeting of the Board was convened pursuant to Article 10.12.1.2, and any matter requested by a director or the General Manager at least 3 days before the meeting.

10.13.    Resolutions in Writing

A resolution in writing signed all the directors then in office and lawfully entitled to vote thereon, or to which all the directors have given their written consent (by letter, email, telegram, telex, facsimile or otherwise) shall be deemed to have been unanimously adopted by a meeting of the Board duly convened and held.

10.14.    Audit Committee

10.14.1. The Board shall appoint an Audit Committee that shall be composed of at least three members of the Board. All outside directors of the Company shall be members of the Audit Committee and the majority of the Audit Committee members will be independent directors (as such term is defined in the Companies Law). The Chairman of the Board, any director that is employed by the Company or who provides the Company with services on a regular basis, and any controlling shareholder (or a relative of a controlling shareholder) may not be members of the Audit Committee.

10.14.2. The Audit Committee shall have the duties set forth in Section 117 of the Companies Law.

10.14.3. Approval by the majority of the members of the Audit Committee shall be deemed approval of the Audit Committee.

10.15.    Committees of the Board

10.15.1. Subject to the provisions of the Companies Law, the Board may delegate any or all of its powers to committees, each consisting of two or more persons who are directors, and it may from time to time revoke such delegation or alter the composition of any such committee. Any committee so formed (in these Articles referred to as a “Committee of the Board”) shall, in the exercise of the powers so delegated, conform to any regulations imposed on it by the Board. The meetings and proceedings of any such Committee of the Board shall, mutatis mutandis, be governed by the provisions of these Articles that regulate the meetings of the Board. Unless otherwise expressly provided by the Board in delegating powers to a Committee of the Board, such Committee shall not be empowered to further delegate such powers.

10.15.2. The Board may revoke any resolution of any Committee of the Board; provided, however, that any such revocation shall not detract from the validity of any transaction entered into with a person that did not know of such revocation.

10.16.    Validity of Acts Despite Defects

Subject to the provisions of the Companies Law, all acts done bona fide at any meeting of the Board, or of a Committee of the Board, or by any person(s) acting as Director(s), shall, even if it is subsequently discovered that there was some defect in the appointment of the participants in such meeting or any of them or any person(s) acting as aforesaid, or that they or any of them were disqualified, be as valid as if there were no such defect or disqualification.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-11

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

11.         General Manager

11.1.      The Board shall from time to time appoint one or more persons, whether or not Directors, as General Manager or General Managers, and may confer upon such person(s), and from time to time modify, or revoke such title(s) and such duties and authorities as the Board may deem fit, subject to such limitations and restrictions as the Board may from time to time prescribe. Such appointment(s) may be either for a fixed term or without any limitation of time, and the Board may from time to time (subject to the provisions of the Companies Law and of any contract between any such person and the Company) fix his, her or their salaries and emoluments, remove or dismiss such persons from office and appoint another or others in their place.

11.2.      Unless otherwise determined by the Board, the General Manager shall have the authority with respect to the day to day management of the Company in the ordinary course of business, in the framework of, and subject to, the policy, guidelines and instructions of the Board from time to time.

11.3.      The General Manager shall have all the management and implementation authorities that are not expressly delegated in the Articles or by the Companies Law, to another organ of the Company, and will be subject to the supervision of the Board.

11.4.      The General Manager may, with the consent of the Board, delegate certain of his duties to another person who is subject to his supervision.

11.5.      The General Manager shall notify the Chairman of the Board of any unusual event that is material to the Company; if the office of Chairman of the Board is vacant, or the Chairman of the Board refuses or is unable to act, such notification shall be made to all the Directors then in office.

11.6.      The General Manager shall periodically furnish the Board with reports in matters, times and format determined by the Board from time to time. When a notification or report of the General Manager require the performance of an action by the Board, then a Board meeting shall be convened without delay.

11.7.      The remuneration payable to the General Manager for his services shall be fixed from time to time (subject to any contract between the General Manager and the Company) by the Board, and may be fixed as a regular salary, commission on dividends, profits or revenues of the Company or of any other company in which the Company has an interest, or by participation in the Company’s profits, combined or separately.

12.         Register of Shareholders

The Company shall maintain a Register of Shareholders in which the following shall be recorded:

12.1.      The name, identification card number (if any) and address of every Shareholder, as such details were provided to the Company;

12.2.      The number of shares and the particular class of Shares owned by each Shareholder, noting the nominal value of such shares, if applicable, and in case the payment for any shares was not fully satisfied, the unpaid amount.

12.3.      The date on which the shares were issued or transferred to any Shareholder, as the case may be.

12.4.      If the shares were serially numbered, the Company will note next to the name of each Shareholder the serial numbers of the shares held by such Shareholder.

12.5.      As for “Dormant Shares” (as defined in Section 308 of the Companies Law), if any, the Register of Shareholders shall state the exact number of Dormant Shares and the date on which such shares became “Dormant Shares”.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-12

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

12.6.      A Shareholder holding shares as a trustee shall be recorded in the Register of Shareholder with a note of the trusteeship, and the Company shall be entitled to treat such person as the Shareholder in all respects.

12.7.      The details of the Company’s nominee company (hevra lerishumim), to the extent the Company chooses to include it in the Register of Shareholders.

13.         Auditors

13.1.      The Company shall appoint one or more certified public accountants to audit, and provide a report on, the annual financial statements of the Company (the “Auditors”).

13.2.      The appointment, authorities, duties, responsibilities, rights, remuneration and powers of the Auditors shall be fixed by applicable law and under these Articles. The General Meeting shall have the power to appoint the Auditors for the maximum time period provided under the Companies Law.

13.3.      The Board shall cause accurate books of account to be kept in accordance with the provisions of any applicable law. Such books of account shall be kept at the principal office of the Company, or at such other place or places as the Board may deem fit, and they shall always be open to inspection by all Directors.

14.         Share Certificates

14.1.      Share certificates shall be issued under the corporate seal of the Company (or facsimile thereof) and shall bear the signature (or facsimile thereof) of two Directors, or the signatures of a Director and the secretary of the Company, specifically authorized by the Board for this purpose.

14.2.      Each Shareholder shall be entitled to one numbered certificate for all the shares of any class registered in his name, and if the Board so approves, to several certificates, each for one or more of such shares. Each certificate shall specify the serial numbers of the shares represented thereby and may also specify the amount paid up thereon.

14.3.      A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Register of Shareholders in respect of such co-ownership.

14.4.      A share certificate that has been defaced, lost or destroyed may be replaced, and the Company shall issue a new certificate to replace such defaced, lost or destroyed certificate upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board in its discretion deems fit.

15.         Registered Holder

Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of each share as the absolute owner thereof, and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be obligated to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

16.         Calls on Shares

16.1.      The Board may, from time to time, as it in its discretion deems fit, make calls for payment upon Shareholders in respect of any sum that has not been paid up in respect of shares held by such Shareholder and which is not, pursuant to the terms of allotment or issuance of such shares or otherwise, payable at a fixed time. Each Shareholder shall pay the amount of every call so made upon him (and of each installment thereof if the same is payable in installments), to the person(s) and at the time(s) designated by the Board, as any such time(s) may subsequently be extended or such person(s) or place(s) changed. Unless otherwise stipulated in the resolution of the Board (and in the notice referred to below), each payment in response to a call shall be deemed to constitute

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-13

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

a pro rata payment on account of all the shares of the Shareholder making payment in respect of which such call was made.

16.2.      Notice of any call for payment by a Shareholder shall be given in writing to such Shareholder not less than 14 days prior to the time of payment fixed in such notice, and shall specify the time and place of payment, and the person to whom such payment is to be made. Prior to the time for any such payment fixed in a notice of a call given to a member, the Board may in its absolute discretion, by notice in writing to such Shareholder, revoke such call in whole or in part, extend the time fixed for payment of such call or designate a different place of payment or person to whom payment is to be made. In the event of a call payable in installments, only one notice thereof need be given.

16.3.      If pursuant to the terms of allotment or issuance of a share, or otherwise, an amount is made payable at a fixed time (whether on account of such share or by way of premium), such amount shall be payable at such time as if it were payable by virtue of a call made by the Board of Directors and for which notice was given in accordance with this Article, and the provisions of these Articles with regard to calls (and the non-payment thereof) shall be applicable to such amount (and the non-payment thereof).

16.4.      Joint holders of a share shall be jointly and severally liable to pay all calls for payment in respect of such share and all interest payable thereon.

16.5.      Any amount called for payment that is not paid when due shall bear interest from the date fixed for payment until actual payment, at such rate (not exceeding the legal rate under any applicable law) and payable at such time(s) as the Board may prescribe. The Board may waive any payment of such interest under this Article.

16.6.      With the consent of the Board, any Shareholder may pay to the Company any amount not yet payable in respect of his shares, and the Board may approve the payment by the Company of interest on any such amount until the same would be payable if it had not been paid in advance, at such rate and time(s) as may be approved by the Board. The Board may at any time cause the Company to repay all or any part of the money so advanced, without premium or penalty. Nothing in this Article shall derogate from the right of the Board to make any call for payment before or after receipt by the Company of any such advance.

17.         Forfeiture and Surrender

17.1.      If any Shareholder fails to pay an amount payable by virtue of a call, or interest thereon as provided for in accordance with these Articles, on or before the day fixed for payment of the same, the Board may at any time after the day fixed for such payment, so long as such amount or any portion thereof remains unpaid, forfeit all or any of the shares in respect of which such payment was called for. All expenses incurred by the Company in attempting to collect any such amount or interest thereon, including without limitation attorney’s fees and costs of legal proceedings, shall be added to, and shall for all purposes (including the accrual of interest thereon) constitute a part of, the amount payable to the Company in respect of such call.

17.2.      Upon the adoption of a resolution as to the forfeiture of a Shareholder’s shares, the Board shall cause notice thereof to be given to such Shareholder, which notice shall state that, in the event of the failure to pay the entire amount so payable by a date specified in the notice (which date shall be not less than 14 days after the date such notice is given and which may be extended by the Board), such shares shall ipso facto be forfeited; provided, however that prior to such date the Board may nullify such resolution of forfeiture, but no such nullification shall estop the Board from adopting a further resolution of forfeiture in respect of the non-payment of the same amount.

17.3.      Without derogating from any of the provisions of this Article 17, whenever shares are forfeited as herein provided, all dividends, if any, theretofore declared in respect thereof and not actually paid, shall be deemed to have been forfeited at the same time.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-14

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

17.4.      Any share forfeited or surrendered as provided herein shall become the property of the Company, and the same, subject to the provisions of these Articles, may be sold, re-allotted or otherwise disposed of as the Board deems fit. From the date of forfeiture until the date such forfeited shares are sold, re-allotted or otherwise disposed of, such forfeited shares shall be deemed “Dormant Shares” as defined in Section 308 of the Companies Law.

17.5.      Any Shareholder whose shares have been forfeited or surrendered shall cease to be a Shareholder in respect of the forfeited or surrendered shares, but shall nonetheless be liable to pay, and shall promptly pay, to the Company all calls, interest and expenses owing upon or in respect of such shares at the time of forfeiture or surrender, together with interest thereon from the time of forfeiture or surrender until actual payment at the rate prescribed in this Article 17, and the Board, in its discretion, may enforce the payment of such moneys or any part thereof. In the event of such forfeiture or surrender, the Company, by resolution of the Board, may accelerate the date(s) of payment of any or all amounts then owing to the Company by the Shareholder in question (but not yet due) in respect of all shares owned by such Shareholder, solely or jointly with another.

17.6.      The Board may at any time, before any share so forfeited or surrendered shall have been sold, re-allotted or otherwise disposed of, nullify the forfeiture or surrender on such conditions as it deems fit, but no such nullification shall estop the Board from re-exercising its powers of forfeiture pursuant to this Article 17.

17.7.      If pursuant to the terms of allotment or issuance of a share, or otherwise, an amount is made payable at a fixed time (whether on account of such share or by way of premium), such amount shall be payable at such time as if it were payable by virtue of a call made by the Board and for which notice was given in accordance with this Article, and the provisions of these Article shall be applicable to such amount as if a call was given at the date fixed for payment.

17.8.      Except to the extent that the same may be waived or subordinated in writing, the Company shall have a first and paramount lien upon all the shares registered in the name of each Shareholder (without regard to any equitable or other claim or interest in such shares on the part of any other person), and upon the proceeds of the sale thereof, for his debts, liabilities and obligations to the Company arising from any amount payable by such Shareholder in respect of any unpaid or partly paid share, whether or not such debt, liability or obligation has matured. Such lien shall extend to all dividends from time to time declared or paid in respect of such share. Unless otherwise provided, the registration by the Company of a transfer of shares shall be deemed to be a waiver on the part of the Company of any lien existing on such shares immediately prior to such transfer.

17.9.      The Board may cause the Company to sell a share subject to such a lien when the debt, liability or obligation giving rise to such lien has matured, in such manner as the Board deems fit, but no such sale shall be made unless such debt, liability or obligation has not been satisfied within 14 days after written notice of the intention to sell shall have been served on such Shareholder, his executors or administrators.

17.10.    The net proceeds of any such sale, after payment of the costs thereof, shall be applied in or toward satisfaction of the debts, liabilities or obligations of such Shareholder in respect of such share (whether or not the same have matured), and any residue shall be paid to the Shareholder, his executors, administrators or assigns.

17.11.    Upon any sale of a share after forfeiture or surrender or for enforcing a lien, the Board may appoint any person to execute an instrument of transfer of the share so sold and cause the purchaser’s name to be entered in the Register of Shareholders in respect of such share. The purchaser shall be registered as the shareholder and shall not be bound to see to the regularity of the sale proceedings or to the application of the proceeds of such sale, and after his name has been entered in the Register of Shareholders in respect of such share, the validity of the sale shall not be

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-15

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

impeached by any person, and the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

18.         Insurance, Indemnification and Exculpation

The Company may insure, indemnify and exculpate its Office Holders (as such term is defined in the Companies Law) to the fullest extent permitted by law, from time to time. Without limiting the generality of the foregoing:

18.1.      Subject to the provisions of the Companies Law, the Company may enter into a contract for the insurance of its Office Holders, for actions or omissions done in their capacity as Office Holders, in whole or in part, against any of the following:

18.1.1.   breach of the duty of care owed to the Company or a third party;

18.1.2.   breach of the fiduciary duty owed to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to believe that his action would not harm the Company’s interests;

18.1.3.   monetary liability imposed on the Office Holder in favor of a third party; and

18.1.4.   reasonable litigation expenses, including attorney fees, incurred by the Office Holder as a result of an administrative enforcement proceeding instituted against him. Without derogating from the generality of the foregoing, such expenses will include a payment imposed on the Office Holder in favor of an injured party as set forth in Section 52(54)(a)(1)(a) of the Israel Securities Law, 5728-1968, as amended (the “Securities Law”), and expenses that the Office Holder incurred in connection with a proceeding under Chapters H’3, H’4 or I’1 of the Securities Law, including reasonable legal expenses, which term includes attorney fees.

18.2.      Subject to the provisions of the Companies Law, the Company is entitled retroactively to indemnify any Office Holder, or provide a prior undertaking to indemnify an Office Holder to the fullest extent permitted by law, where such prior undertaking is limited to categories of events that the Board believes are foreseeable in light of the Company’s activities on the date of grant of the undertaking to indemnify, and to an amount or in accordance with guidelines determined by the Board to be reasonable in the circumstances (and such undertaking includes the categories of events that the Board believes are foreseeable in light of the Company’s activities on the date of grant of the undertaking to indemnify and to an amount or in accordance with guidelines determined by the Board to be reasonable in the circumstances), for any of the following events:

18.2.1.   monetary liability imposed on an Office Holder in favor of a third party in a judgment, including a settlement or an arbitral award confirmed by a court, for an act that such Office Holder performed by virtue of his being an Office Holder of the Company;

18.2.2.   reasonable legal costs, including attorney’s fees, expended by an Office Holder as a result of i) an investigation or proceeding instituted against the Office Holder by a competent authority, provided that such investigation or proceeding concludes without the filing of an indictment against the Office Holder and either (A) no financial liability was imposed on the Office Holder in lieu of criminal proceedings, or (B) financial liability was imposed on the Office Holder in lieu of criminal proceedings but the alleged criminal offense does not require proof of criminal intent and ii) in connection with an administrative enforcement proceeding or a financial sanction. Without derogating from the generality of the foregoing, such expenses will include a payment imposed on the Office Holder in favor of an injured party as set forth in Section 52(54)(a)(1)(a) of the Securities Law, and expenses that the Office Holder incurred in connection with a proceeding under Chapters H’3, H’4 or I’1 of the Securities Law, including reasonable legal expenses, which term includes attorney fees; and

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-16

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

18.2.3.   reasonable costs of litigation, including attorney’s fees, expended by an Office Holder or for which an Office Holder has been charged by a court, in an action brought against the Office Holder by or on behalf of the Company or a third party, or in a criminal action in which an Office Holder was found innocent, or in a criminal offense in which an Office Holder was convicted and in which a proof of criminal intent is not required.

18.2.4.   for any other liability, obligation or expense indemnifiable or which may from time to time be indemnifiable by law.

18.3.      Subject to the provisions of the Companies Law, the Company may exculpate an Office Holder in advance from liability, or any part of liability, for damages sustained by a breach of duty of care to the Company.

18.4.      The provisions of Article 18 are not intended, and shall not be interpreted, to restrict the Company in any manner in respect of the procurement of insurance or in respect of indemnification (i) in connection with any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder, or (ii) in connection with any Office Holder to the extent that such insurance and/or indemnification is not specifically prohibited under law; provided that the procurement of any such insurance or the provision of any such indemnification shall be approved by the Board and, to the extent required pursuant to the Companies Law, the Shareholders.

18.5.      Any amendment to the Companies Law, the Securities Law or any other applicable law, statute or rule adversely affecting the right of any Office Holder to be indemnified or insured pursuant to Article 18 shall be prospective in effect, and shall not affect the Company’s obligation or ability to indemnify or insure an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by the Companies Law, the Securities Law or such other applicable law, statute or rule.

19.         Dividends

19.1.      No dividend shall be paid otherwise than in accordance with Chapter 2 of Part 7 of the Companies Law.

19.2.      Subject to the rights of Shareholders as to dividends, any dividend paid by the Company shall be allocated among the Shareholders entitled thereto, in proportion to the sums paid up or credited as paid up on account of the nominal value of their respective holdings of the shares in respect of which such dividend is being paid without taking into account the premium paid up for the shares. The amount paid up on account of a share that has not yet been called for payment or fallen due for payment and upon which the Company pays interest to the shareholder shall not be deemed, for the purposes of this Article, to be a sum paid on account of the share.

19.3.      Subject to the provisions of Section 303 of the Companies Law, no dividend shall be paid otherwise than out of the Profits of the Company, as defined in Section 302(b) of the Companies Law.

19.4.      No dividend shall carry interest as against the Company.

19.5.      Subject to the provisions of these Articles and the Companies Law, the Company may cause any moneys, investments or other assets forming part of the undivided distributable profits of the Company to be capitalized and distributed among such of the Shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportion.

19.6.      For the purpose of giving full effect to any resolution under this Article 19, the Board may settle any difficulty that may arise in regard to the distribution as it deems expedient, and in particular may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payments shall be made to any Shareholders upon the basis of the value

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-17

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

so fixed, or that fractions of less value than the nominal value of one share may be disregarded in order to adjust the rights of all parties, and may vest any such cash, shares, debentures, debenture stock or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board.

19.7.      Without derogating from this Article 19, the Board may give an instruction that shall prevent the distribution of a dividend to the holders of shares on which the full nominal amount has not been paid up.

19.8.      The Board may retain any dividend or other moneys payable or property distributable in respect of shares on which the Company has a lien, and may apply the same in or toward satisfaction of the debts, liabilities or obligations in respect of which the lien exists.

19.9.      The Board may retain any dividend or other moneys payable or property distributable in respect of a share in respect of which any person is, under Article 6.2 or Article 6.3, entitled to become a Shareholder, or which any person is, under such Articles, entitled to transfer, until such person shall become a Shareholder in respect of such share or shall transfer the same.

20.         Minutes

20.1.      Minutes of each General Meeting, of each meeting of the Board and of each meeting of a Committee of the Board shall be recorded and duly entered in books provided for that purpose, and shall be maintained by the Company at its principal office or such other place as shall be determined by the Board. Such minutes shall, in all events, set forth the name of the persons at the meeting and all resolutions adopted at the meeting.

20.2.      Any such minutes, if purporting to be signed by the chairman of the meeting or by the chairman of the next succeeding meeting, shall constitute prima facie evidence of the matters recorded therein.

21.         Charitable Contributions

To the extent permitted by the Companies Law, the Company may elect to contribute reasonable amounts to worthy causes.

22.         Notices

22.1.      Any written notice or other document may be served by the Company upon any Shareholder either personally or by sending it by prepaid mail (airmail if sent internationally) addressed to such Shareholder’s address as it appears in the Register of Shareholders or such other address as he may have designated in writing for the receipt of notices and other documents, provided however that the Board may resolve that any such address must be located within the State of Israel.

22.2.      Notwithstanding anything to the contrary contained herein, notice by the Company of a General Meeting which is published in at least two daily newspapers in the State of Israel within the time otherwise required for giving notice of such meeting under Article 9.3.2 hereof and containing the information required to be set forth in such notice under such Article shall be deemed to be a notice of such meeting duly given, for purposes of these Articles, to any Shareholder whose address as registered in the Register of Shareholders is located in the State of Israel.

22.3.      Any written notice or other document may be served by any Shareholder upon the Company by tendering the same in person to the Secretary or the General Manager of the Company at the principal office of the Company or by sending it by prepaid registered mail (airmail if posted internationally) to the Company at its principal office. Any such notice or other document shall be deemed to have been served when actually tendered if hand delivered, or 48 hours (7 business days if sent internationally) after it has been posted (or when actually received by the addressee if sooner). Notice sent by telegram, telex, facsimile or e-mail shall be deemed to have been served when actually received by the addressee. A notice that is defectively addressed or that otherwise

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-18

Appendix C — Articles of Association, as Proposed to be Amended and Restated, for Increase in Authorized Ordinary Shares

fails to comply with the provisions of this Article 22.3 shall nevertheless be deemed to have been served if and when actually received by the addressee.

22.4.      All notices to be given to the Shareholders shall, with respect to any share to which such persons are jointly entitled, be given to whichever of such persons is named first in the Register of Shareholders, and any notice so given shall be sufficient notice to all the holders of such share.

22.5.      Any Shareholder whose address is not listed in the Register of Shareholders, and who shall not have designated in writing an address for the delivery of notices, shall not be entitled to receive any notice from the Company.

22.6.      Notwithstanding any other contrary provision of these Articles, the Board may fix a date, not exceeding forty (40) days prior to the date of any General Meeting, as the date as of which shareholders entitled to notice of and to vote at such meetings shall be determined, and all persons who were holders of record of voting shares on such date shall be entitled to notice of and to vote at such meeting.

Cyren Ltd. | 2019 Annual Meeting Proxy Statement C-19

CYREN LTD. 10 HA-MENOFIM ST.,5TH FLOOR HERZLIYA 4672561, ISRAEL VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:00 a.m. Eastern Time on July 29, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11: 00 a.m. Eastern Time on July 29, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON You may vote the shares in person by attending the Annual Meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E81465-P27078 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CYREN LTD. The Board of Directors recommends you vote FOR the director nominees listed in proposal 1 and FOR the External Director nominees listed in proposal 2: 1. To elect 8 directors, as described in the accompanying proxy statement, to serve until the next annual meeting of shareholders For Against Abstain or until their successors are elected. 1a. Lior Samuelson ! ! ! 1b. Hila Karah ! ! ! 1c. Todd Thomson ! ! ! 1d. James Hamilton ! ! ! 1e. Cary Davis ! ! ! 1f. Brian Chang ! ! ! 1g. Lauren Zletz ! ! ! 1h. Rajveer Kushwaha ! ! ! 2. To elect two External Directors to each serve for a three-year term. 4a. With respect to proposals 2, 3 and 4, please indicate if you are a controlling shareholder or if you have a personal interest in any of these proposals (as defined in the accompanying proxy statement) by checking "NO" or "YES" in one of the boxes to the right. Please note that if you do not check either one of the boxes your vote will not count for the majority required to approve each of these proposals. 5. To approve an increase in the number of Ordinary Shares reserved for issuance under our 2016 Equity Incentive Plan and respective Israeli Appendix. 6. To approve an increase in the number of Ordinary Shares reserved for issuance under our 2016 Non-Employee Director Equity Incentive Plan and respective Israeli Appendix. 7. To approve an increase in the number of our authorized Ordinary Shares and authorized share capital, and to amend our Articles of Association to reflect such increase. 8. To ratify and approve the re-appointment of Kost, Forer, Gabbay & Kasierer (a member firm of Ernst & Young Global) as our independent public accountants for the year ending December 31, 2019 and for the year commencing January 1, 2020 and until the next annual meeting of shareholders and to authorize our Board of Directors and Audit Committee to determine its fees. No Yes ! ! For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! 2a. John Becker 2b. David Earhart The Board of Directors recommends you vote FOR proposals 3 through 9: 3. To approve the compensation to our Chairman of the Board. 4. To approve amendments to the terms of compensation to our non-executive directors. ! ! ! ! ! ! ! ! ! ! ! ! 9. To approve, on an advisory basis, the compensation of our named ! ! ! executive officers. The Board of Directors recommends you vote 1 year 1 Year 2 Years 3 Years Abstain on proposal 10: 10. To approve, on an advisory basis, the frequency of future ! ! ! ! advisory votes on the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. E81466-P27078 CYREN LTD. This proxy is solicited by the Board of Directors Annual Meeting of Shareholders July 30, 2019 at 11:00 AM Eastern Time The shareholder(s) hereby appoint(s) Eric Spindel and J. Michael Myshrall, or either of them, as proxyholders, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of CYREN LTD. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM Eastern Time on July 30, 2019, at the offices of our subsidiary Cyren Inc., located at 1430 Spring Hill Road, Suite 330, McLean, VA 22102, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed by the undersigned on the reverse side. If no such direction is made, this proxy will be voted "FOR" the election of all director nominees in proposal 1, "FOR" all External Director nominees in proposal 2, "FOR" proposals 3 through 9, for the option of "1 year" on proposal 10 and according to the discretion of the proxyholders on any other matter that may properly come before the meeting and any adjournment or postponement thereof. This proxy will revoke all prior proxies signed by you. Continued and to be signed on reverse side